                                                      Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                      Registration #333-140436

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,179,300,000] (APPROXIMATE)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2007-HE2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                         OPTION ONE MORTGAGE CORPORATION
                           WILSHIRE CREDIT CORPORATION
                                    SERVICERS

                               LASALLE BANK, N.A.
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                                 CITIBANK, N.A.
                                    TRUSTEE

                                MARCH [22], 2007

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-140436) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                 MLMI 2007-HE2

                                   TERM SHEET
                                MARCH [22], 2007
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2007-HE2
                       $[1,179,300,000] (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                           PAYMENT                            EXPECTED    STATED
                                            WAL (YRS)       WINDOW                              FINAL      FINAL
                APPROX                      (CALL (5)/    (CALL (5)/   PAYMENT    INTEREST    MATURITY   MATURITY   EXPECTED RATINGS
CLASS           SIZE ($)        COUPON      MATURITY)     MATURITY)     DELAY      ACCRUAL       (5)        (6)     (S&P / MOODY'S)
-----        -------------   -----------   -----------   -----------   -------   ----------   --------   --------   ----------------
CLASS A-1      432,262,000   LIBOR + [ ]                 Information Not Provided Herein                 Feb-2037       [AAA/Aaa]
                               (2), (3)
CLASS A-2A     312,808,000   LIBOR + [ ]   1.00 / 1.00     1 - 22 /       0      Actual/360   Jan-2009   Feb-2037       [AAA/Aaa]
                               (2), (3)                     1 - 22
CLASS A-2B      64,179,000   LIBOR + [ ]   2.00 / 2.00    22 - 27 /       0      Actual/360   Jun-2009   Feb-2037       [AAA/Aaa]
                               (2), (3)                    22 - 27
CLASS A-2C      95,437,000   LIBOR + [ ]   3.15 / 3.15    27 - 72 /       0      Actual/360   Mar-2013   Feb-2037       [AAA/Aaa]
                               (2), (3)                    27 - 72
CLASS A-2D      30,135,000   LIBOR + [ ]   6.15 / 8.01    72 - 74 /       0      Actual/360   May-2013   Feb-2037       [AAA/Aaa]
                               (2), (3)                    72 - 149
CLASS M-1       51,113,000   LIBOR + [ ]   3.96 / 3.96    44 - 52 /       0      Actual/360   Jul-2011   Feb-2037       [AA+/Aa1]
                               (2), (4)                    44 - 52
CLASS M-2       45,570,000   LIBOR + [ ]   4.77 / 4.77    52 - 70 /       0      Actual/360   Jan-2013   Feb-2037        [AA/Aa2]
                               (2), (4)                    52 - 70
CLASS M-3       28,329,000   LIBOR + [ ]   6.13 / 8.35    70 - 74 /       0      Actual/360   May-2013   Feb-2037       [AA-/Aa3]
                               (2), (4)                    70 - 156
CLASS M-4       22,785,000   LIBOR + [ ]   4.44 / 4.91    42 - 74 /       0      Actual/360   May-2013   Feb-2037        [A+/A1]
                               (2), (4)                    42 - 135
CLASS M-5       21,553,000   LIBOR + [ ]   4.39 / 4.84    41 - 74 /       0      Actual/360   May-2013   Feb-2037         [A/A2]
                               (2), (4)                    41 - 129
CLASS M-6       20,938,000   LIBOR + [ ]   4.35 / 4.77    40 - 74 /       0      Actual/360   May-2013   Feb-2037        [A-/A3]
                               (2), (4)                    40 - 123
CLASS B-1       19,706,000   LIBOR + [ ]   4.32 / 4.71    39 - 74 /       0      Actual/360   May-2013   Feb-2037      [BBB+/Baa1]
                               (2), (4)                    39 - 117
CLASS B-2       18,474,000   LIBOR + [ ]   4.29 / 4.63    39 - 74 /       0      Actual/360   May-2013   Feb-2037       [BBB/Baa2]
                               (2), (4)                    39 - 110
CLASS B-3       16,011,000   LIBOR + [ ]   4.27 / 4.54    38 - 74 /       0      Actual/360   May-2013   Feb-2037      [BBB-/Baa3]
                               (2), (4)                    38 - 101
   TOTAL:    1,179,300,000

1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

2)   Subject to the related Available Funds Cap and related Maximum Rate Cap.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date, the margin on each of the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase to 2x its respective margin.

4) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

5) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

6)   Latest maturity date for any mortgage loan plus one month.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1441   vince_morajr@ml.com
Brian Kane                    212-449-3660   brian_f_kane@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660   matthew_sawatzky@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Ketan Parekh                  212-449-9506   ketan_parekh@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com
Joseph Lee                    212-449-0879   joseph_lee@ml.com
Paul Fetch                    212-449-1002   paul_fetch@ml.com

MOODY'S
Jason Shi                     212-553-1709   shuisheng.shi@moodys.com

STANDARD & POOR'S
Rohit Kumah                   212-438-3877   rohit_kumar@standardandpoors.com

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

TITLE OF CERTIFICATES            Merrill Lynch Mortgage Investors, Inc.,
                                 Mortgage Loan Asset-Backed Certificates Series
                                 2007-HE2, consisting of: Class A-1
                                 Certificates, Class A-2A, Class A-2B, Class
                                 A-2C and Class A-2D Certificates (collectively,
                                 the "Class A-2 Certificates" and together with
                                 the Class A-1 Certificates, the "Class A
                                 Certificates"), Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5 and Class M-6
                                 Certificates (collectively, the "Class M
                                 Certificates"), and Class B-1, Class B-2 and
                                 Class B-3 Certificates (collectively, the
                                 "Class B Certificates"). The Class A, Class M
                                 and Class B Certificates are collectively known
                                 as the "Offered Certificates". The Class M and
                                 Class B Certificates are collectively known as
                                 the "Subordinate Certificates".

UNDERWRITER                      Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR AND SELLER               Merrill Lynch Mortgage Lending, Inc.

ISSUING ENTITY                   Merrill Lynch Mortgage Investors Trust, Series
                                 2007-HE2

SERVICERS                        Litton Loan Servicing LP, Option One Mortgage
                                 Corporation and Wilshire Credit Corporation

MASTER SERVICER AND SECURITIES   LaSalle Bank National Association
ADMINISTRATOR

ORIGINATORS                      OwnIt Mortgage Solutions Inc., which originated
                                 approximately 72.43% of the Mortgage Loans, and
                                 Option One Mortgage Corporation, which
                                 originated approximately 27.57% of the Mortgage
                                 Loans.

TRUSTEE                          Citibank, N.A.

CAP PROVIDER                     [To be determined]. The Cap Provider will act
                                 as counterparty on the Cap Contract and the
                                 Corridor Contracts described herein.

SWAP COUNTERPARTY                [To be determined].

CUT-OFF DATE                     March 1, 2007

PRICING DATE                     On or about March [23], 2007

CLOSING DATE                     On or about March [30], 2007

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of
                                 each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in April 2007.

ERISA CONSIDERATIONS             The Offered Certificates will be ERISA eligible
                                 as of the Closing Date. However, while any
                                 interest rate swap agreement is in effect,
                                 employee benefit plans or other retirement
                                 arrangements may not acquire the certificates
                                 covered thereby unless such acquisition and
                                 holding is covered by and exempt under one of
                                 the investor-based exemptions issued by the
                                 Department of Labor. Investors should consult
                                 with their counsel with respect to the
                                 consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and
                                 ownership of such Offered Certificates.

LEGAL INVESTMENT                 The Certificates will not constitute
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION             The Securities Administrator will be required
                                 to effect an auction of the assets of the
                                 Issuing Entity when the aggregate stated
                                 principal balance of the Mortgage Loans is less
                                 than or equal to 10% of the aggregate stated
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date. The auction will be effected
                                 via a solicitation of bids from at least three
                                 bidders. Any such auction will result in the
                                 termination of the Trust Fund only if the
                                 highest bid received is at least equal to the
                                 sum of (i) the aggregate outstanding principal
                                 balance of the Mortgage Loans, plus accrued
                                 interest on the Mortgage Loans, (ii) any
                                 unreimbursed out-of-pocket costs and expenses
                                 and the principal portion of Advances, in each
                                 case previously incurred by the Servicers in
                                 the performance of their servicing obligations,
                                 (iii) any Net Swap Payment or any swap
                                 termination payment owed to the Swap
                                 Counterparty pursuant to the Swap Contract, and
                                 (iv) the costs incurred by the Securities
                                 Administrator in connection with such auction.

MORTGAGE LOANS                   The Mortgage Loans consist of 6,068 conforming
                                 and non-conforming, fixed rate and adjustable
                                 rate, conventional closed-end Mortgage Loans
                                 with an aggregate principal balance of
                                 approximately $1,231,649,413 secured by first
                                 and second lien, level pay, interest-only and
                                 balloon mortgages on conventional one to four
                                 family residential properties and will be
                                 serviced by Litton Loan Servicing LP, Option
                                 One Mortgage Corporation and Wilshire Credit
                                 Corporation. The collateral information
                                 presented in this term sheet regarding the
                                 Mortgage Pool is as of March 1, 2007. The
                                 information regarding the Mortgage Loans is
                                 based on the principal balance of the Mortgage
                                 Loans as of the Cut-Off Date assuming the
                                 timely receipt of principal scheduled to be
                                 paid on the mortgage loans on or prior to the
                                 Cut-Off Date. It is possible that principal
                                 prepayments in part or in full may occur
                                 between the Cut-Off Date and the Closing Date.
                                 Moreover, certain Mortgage Loans included in
                                 the mortgage loan pool as of the Cut-Off Date
                                 may not be included in the final mortgage loan
                                 pool due to prepayments in full, or as a result
                                 of not meeting the eligibility requirements for
                                 the final mortgage loan pool, and certain other
                                 Mortgage Loans may be included in the final
                                 mortgage loan pool. As a result of the
                                 foregoing, the statistical distribution of
                                 characteristics as of the Cut-Off Date and as
                                 of the Closing Date for the final mortgage loan
                                 pool may vary somewhat from the statistical
                                 distribution of such characteristics as of the
                                 Cut-Off Date as presented herein, although such
                                 variance should not be material. In addition,
                                 the final mortgage loan pool may vary plus or
                                 minus 5.0% from the pool of Mortgage Loans as
                                 of the Cut-Off Date described herein. Please
                                 see collateral tables herein for additional
                                 information.

                                 The Mortgage Pool will be divided into two groups:

                                 -    Group I Mortgage Loans will consist of
                                      approximately 3,621 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately
                                      $569,516,134 and with principal balances at origination that conform to principal balance limits of Freddie Mac.

                                 -    Group II Mortgage Loans will consist of
                                      approximately 2,447 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately
                                      $662,133,279 and with principal balances at origination that may or may not conform to principal balance limits of Freddie
                                      Mac.

TOTAL DEAL SIZE                  Approximately $[1,179,300,000]

ADMINISTRATIVE FEES              Fees aggregating 50.00 bps per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans serviced by Wilshire Credit
                                 Corporation and Litton Loan Servicing. The
                                 administrative fees for the Mortgage Loans
                                 serviced by Option One Mortgage Corporation
                                 will be equal to the Stepped Servicing Fees in
                                 respect of such Mortgage Loan.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

STEPPED SERVICING FEES           For the Mortgage Loans serviced by Option One
                                 Mortgage Corporation, 0.30% per annum on the
                                 aggregate principal balance of the Mortgage
                                 Loans for months 1 through 10 from the month of
                                 the Closing Date, 0.40% per annum on the
                                 aggregate principal balance of the Mortgage
                                 Loans for months 11 through 30 from the month
                                 of the Closing Date, 0.65% per annum on the
                                 aggregate principal balance of the Mortgage
                                 Loans for months 31 and thereafter from the
                                 month of the Closing Date.

CREDIT ENHANCEMENTS              1.   Excess interest

                                 2.   Over-Collateralization

                                 3.   Subordination

                                 4.   Net Swap Payments received from the Swap
                                      Counterparty (if any)

                                 5.   Cap Payments received from the Cap
                                      Provider (if any)

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate principal
                                 balance of the Mortgage Loans over the
                                 aggregate principal balance of the
                                 Certificates. On the Closing Date, the
                                 over-collateralization amount will equal
                                 approximately [4.25]% of the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date. To the extent the
                                 over-collateralization amount is reduced below
                                 the over-collateralization target amount (i.e.,
                                 [4.25]% of the aggregate principal balance of
                                 the Mortgage Loans as of the Cut-Off Date),
                                 excess cashflow will be directed to build O/C
                                 until the over-collateralization target amount
                                 is restored.

                                 Initial: Approximately [4.25]% of the aggregate
                                      principal balance of the Mortgage Loans as of the Cut-Off Date

                                 Target: [4.25]% of the aggregate principal
                                      balance of the Mortgage Loans as of the
                                      Cut-Off Date before stepdown, [8.50]% of the current balance of the Mortgage Loans after stepdown

                                 Floor: 0.50% of the aggregate principal balance
                                      of the Mortgage Loans as of the Cut-Off
                                      Date

                                 (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):                CLASSES    RATING (S/M)   SUBORDINATION
                                 ---------   ------------   -------------
                                  Class A      [AAA/Aaa]        24.10%
                                 Class M-1     [AA+/Aa1]        19.95%
                                 Class M-2     [AA/Aa2]         16.25%
                                 Class M-3     [AA-/Aa3]        13.95%
                                 Class M-4      [A+/A1]         12.10%
                                 Class M-5      [A/A2]          10.35%
                                 Class M-6      [A-/A3]         8.65%
                                 Class B-1    [BBB+/Baa1]       7.05%
                                 Class B-2    [BBB/Baa2]        5.55%
                                 Class B-3    [BBB-/Baa3]       4.25%

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

CLASS SIZES:                      CLASSES    RATING (S/M)   CLASS SIZES
------------                     ---------   ------------   -----------
                                  Class A      [AAA/Aaa]       75.90%
                                 Class M-1     [AA+/Aa1]        4.15%
                                 Class M-2     [AA/Aa2]         3.70%
                                 Class M-3     [AA-/Aa3]        2.30%
                                 Class M-4      [A+/A1]         1.85%
                                 Class M-5      [A/A2]          1.75%
                                 Class M-6      [A-/A3]         1.70%
                                 Class B-1    [BBB+/Baa1]       1.60%
                                 Class B-2    [BBB/Baa2]        1.50%
                                 Class B-3    [BBB-/Baa3]       1.30%

(1) The subordination includes the initial over-collateralization level of approximately [4.25]%.

INTEREST ACCRUAL                 Interest on the Offered Certificates will
                                 initially accrue from the Closing Date to (but
                                 excluding) the first Distribution Date, and
                                 thereafter, from the prior Distribution Date to
                                 (but excluding) the current Distribution Date,
                                 on an actual/360 basis

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

COUPON STEP UP                   If the 10% Optional Termination does not occur
                                 on the first Distribution Date following the
                                 Distribution Date on which it is possible, (i)
                                 the margin on each class of the Class A
                                 Certificates will increase to 2x its respective
                                 margin, and (ii) the margin on each class of
                                 the Class M and Class B Certificates will
                                 increase to 1.5x its respective margin,

SWAP CONTRACT                    The supplemental interest trust, for the
(PRELIMINARY AND SUBJECT TO      benefit of the Issuing Entity, will include a
REVISION)                        swap derivative contract for the benefit of the
                                 Certificates (the "Swap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate Mortgage Loans and (iii)
                                 provide additional credit enhancement in
                                 respect of the Certificates. On each
                                 Distribution Date, the supplemental interest
                                 trust will be required to make payments to the
                                 Swap Counterparty based on the applicable fixed
                                 rate and on the applicable notional balance for
                                 the Distribution Date specified in the schedule
                                 hereto and the supplemental interest trust will
                                 be entitled to receive payments from the Swap
                                 Counterparty based on one-month LIBOR and the
                                 applicable notional balance for the
                                 Distribution Date specified in the schedule
                                 hereto. The payments from the supplemental
                                 interest trust to the Swap Counterparty and
                                 from the Swap Counterparty to the supplemental
                                 interest trust on each Distribution Date will
                                 be netted so that only the net payment (the
                                 "Net Swap Payment") will be paid by the party
                                 owing the higher of the two payments on such
                                 Distribution Date. Any Net Swap Payment
                                 received from the Swap Counterparty will be
                                 available to pay current interest and any
                                 interest shortfalls, to build or maintain
                                 over-collateralization, to pay any unpaid
                                 realized loss amounts and to pay any basis risk
                                 shortfalls on the relevant Distribution Date.

CAP CONTRACT                     The supplemental interest trust, for the
(PRELIMINARY AND SUBJECT TO      benefit of the Issuing Entity, will include a
REVISION)                        cap derivative contract for the benefit of the
                                 Certificates (the "Cap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate Mortgage Loans and (iii)
                                 provide additional credit enhancement in
                                 respect of the Certificates. On each
                                 Distribution Date, the supplemental interest
                                 trust will be entitled to receive payments from
                                 the Cap Provider ("Cap Payments") based on the
                                 lesser of (a) the applicable cap notional
                                 balance for the Distribution Date specified in
                                 the schedule hereto and (b) the excess if any,
                                 of (A) the beginning aggregate Certificate
                                 principal balance for the related Distribution
                                 Date over (B) the swap notional balance for the
                                 related Distribution Date, if the one-month
                                 LIBOR exceeds 5.322%. Any Cap Payment received
                                 from the Cap Provider will be available to pay
                                 current interest and any interest shortfalls,
                                 to build or maintain over-collateralization, to
                                 pay any unpaid realized loss amounts and to pay
                                 any basis risk shortfalls on the relevant
                                 Distribution Date.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

AVAILABLE FUNDS CAPS             Class A-1 Certificates: The per annum rate
                                 equal to the product of (i) 12, (ii) the
                                 quotient of (x) the total scheduled interest on
                                 the Group I Mortgage Loans based on the Net
                                 Mortgage Rates in effect on the related due
                                 date, less the pro rata portion (calculated
                                 based on the ratio of the Group I Mortgage
                                 Loans to the total pool of Mortgage Loans)
                                 allocable to the Group I Mortgage Loans of any
                                 Net Swap Payments or swap termination payments
                                 (other than certain swap termination payments
                                 owing to the Swap Counterparty in the event
                                 that the supplemental interest trust is not the
                                 defaulting party or an affected party under the
                                 Swap Contract) for such Distribution Date, and
                                 (y) the aggregate stated principal balance of
                                 the Group I Mortgage Loans as of the first day
                                 of the related accrual period and (iii) a
                                 fraction, the numerator of which is 30, and the
                                 denominator of which is the actual number of
                                 days in the related accrual period.

                                 Class A-2 Certificates: The per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net
                                 Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage
                                 Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or swap termination payments
                                 (other than certain swap termination payments owing to the Swap Counterparty in the event that the supplemental interest trust is not the defaulting party or an affected party under the Swap Contract) for such Distribution Date, and
                                 (y) the aggregate stated principal balance of the Group II Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

                                 Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan
                                 Group the current principal balance of the related Class A Certificates) of the Class A-1
                                 Available Funds Cap and the Class A-2 Available
                                 Funds Cap.

                                 "Net Mortgage Rate" means, with respect to any Mortgage Loan the mortgage rate on such Mortgage Loan less the Administrative Fees.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

CORRIDOR CONTRACTS               The Certificates will also each have the
                                 benefit of one of the three corridor contracts
                                 as specified below:

                                                                          1ML
                                                  NUMBER    BEGINNING   STRIKE,
                                                    OF    DISTRIBUTION   UPPER
                                 CLASS            MONTHS      DATE       COLLAR
                                 -----            ------  ------------  -------
                                 Class A-1
                                    Certificates     6     April 2007   10.750%
                                 Class A-2
                                    Certificates     6     April 2007   10.260%
                                 Subordinate
                                    Certificates     6     April 2007    9.225%

                                 Payments received on the related corridor contract will be available to pay amounts to the holders of the related Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS                The pass-through rates of each of the Offered
                                 Certificates will also be subject to a related
                                 "Maximum Rate Cap", which will be calculated in
                                 the same manner as the related Available Funds
                                 Cap, but based on the net maximum mortgage rate
                                 rather than the net mortgage rate. Any interest
                                 shortfall due to the Maximum Rate Caps will not
                                 be reimbursed.

SHORTFALL REIMBURSEMENT          With respect to any Class of Certificates on
                                 any Distribution Date, an amount equal to the
                                 sum of (A) the excess, if any, of (1) the
                                 amount of interest that such Class would have
                                 accrued on such Distribution Date had the
                                 pass-through rate for that Class been equal to
                                 the lesser of (a) LIBOR plus the related margin
                                 and (b) the greater of (x) the related Maximum
                                 Rate Cap for such Distribution Date and (y) a
                                 per annum rate equal to the sum of (i) the
                                 related Available Funds Cap and (ii) the
                                 product of (AA) a fraction, stated as a
                                 percentage, the numerator of which is 360 and
                                 the denominator of which is the actual number
                                 of days in the related Accrual Period and (BB)
                                 the sum of (x) a fraction, stated as a
                                 percentage, the numerator of which is an amount
                                 equal to the proceeds, if any, payable under
                                 the related Corridor Contract with respect to
                                 such Distribution Date and the denominator of
                                 which is the aggregate certificate principal
                                 balance of the related Class or Classes of
                                 Certificates immediately prior to such
                                 Distribution Date and (y) a fraction, as stated
                                 as a percentage, the numerator of which is an
                                 amount equal to the sum of (a) any Net Swap
                                 Payments owed by the Swap Counterparty and (b)
                                 any Cap Payments owed by the Cap Counterparty,
                                 for such Distribution Date and the denominator
                                 of which is the aggregate Stated Principal
                                 Balance of the Mortgage Loans as of the
                                 immediately preceding Distribution Date, over
                                 (2) the amount of interest that each such Class
                                 accrued on such Distribution Date based on a
                                 pass-through rate equal to the related
                                 Available Funds Cap and (B) the unpaid portion
                                 of any such excess from the prior Distribution
                                 Date (and interest accrued thereon at the
                                 current applicable pass-through rate for such
                                 Class, without giving effect to the related
                                 Available Funds Cap) (herein referred to as a
                                 "Carryover"). Such reimbursement will be paid
                                 only on a subordinated basis, as described
                                 below in the "Cashflow Priority" section. No
                                 such Carryover with respect to a Class will be
                                 paid to such Class once the certificate
                                 principal balance thereof has been reduced to
                                 zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

CASHFLOW PRIORITY                1.   Repayment of any unreimbursed Servicer
                                      advances.

                                 2.   Administrative Fees, as applicable.

                                 3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap
                                      Payment or any swap termination payment
                                      owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract.

                                 4.   Available interest funds not used as
                                      provided in paragraph 3 above, as follows:
                                      monthly interest, including any unpaid
                                      monthly interest from prior months,
                                      concurrently, on a pro rata basis to each class of the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, sequentially to the Class M-1
                                      Certificates, then to the Class M-2
                                      Certificates, then to the Class M-3
                                      Certificates, then to the Class M-4
                                      Certificates, then to the Class M-5
                                      Certificates, and then to the Class M-6
                                      Certificates, then to the Class B-1
                                      Certificates, then to the Class B-2
                                      Certificates and then to the Class B-3
                                      Certificates.

                                 5. Available principal funds, as follows: to the extent not paid pursuant to paragraph
                                      3 above, any Net Swap Payment or swap
                                      termination payment owed to the Swap
                                      Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", sequentially monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                                      Certificates, then monthly principal to
                                      the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5
                                      Certificates, then monthly principal to
                                      the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2
                                      Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                                 6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                 7.   Excess interest to pay subordinate
                                      principal shortfalls.

                                 8. Excess interest to pay Carryover resulting from imposition of the related Available
                                      Funds Cap.

                                 9.   Excess interest to pay to the Swap
                                      Counterparty any remaining amounts owing to the Swap Counterparty pursuant to the Swap Contract.

                                 10.  Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates.

                                 Payments received on the related Corridor
                                 Contract will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Corridor Contracts over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of Certificates not described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-2 Certificates will be distributed sequentially to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates; provided however, that on and after the Distribution Date on which the aggregate certificate principal balance of Subordinate Certificates and the Class C Certificates have been reduced to zero, any principal distributions will be distributed pro rata to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

     After the certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate certificate principal balance of each of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates in each case, until reduced to zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1, Class M-2 and Class M-3 Certificates, third to the Class M-4 Certificates, fourth to the Class M-5 Certificates, fifth to the Class M-6 Certificates, sixth to the Class B-1 Certificates, seventh to the Class B-2 Certificates and eighth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level.

     Principal allocable to the Class M-1, Class M-2 and Class M-3 Certificates, in the aggregate, will be distributed sequentially, in that order, to each such class of Certificates until the certificate principal balance of each such class has been reduced to zero.

     The required levels of subordination are approximately as follows:

CLASS A     48.20%*
CLASS M-1   27.90%*
CLASS M-2   27.90%*
CLASS M-3   27.90%*
CLASS M-4   24.20%*
CLASS M-5   20.70%*
CLASS M-6   17.30%*
CLASS B-1   14.10%*
CLASS B-2   11.10%*
CLASS B-3    8.50%*

*    includes 2x the overcollateralization of 4.25%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate certificate principal balance of the Class A-1 and Class A-2 Certificates have been reduced to zero; and

     ii)  the later of the:

          a.   April 2010 Distribution Date; and

          b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL      The first Distribution Date on which the senior
DISTRIBUTION DATE                enhancement percentage (i.e., the sum of the
                                 outstanding principal balance of the
                                 Subordinate Certificates and the O/C amount
                                 divided by the aggregate stated principal
                                 balance of the Mortgage Loans, as of the end of
                                 the related due period) is greater than or
                                 equal to the Senior Specified Enhancement
                                 Percentage (including O/C), which is equal to
                                 two times the initial Class A subordination
                                 percentage.

                                 SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                                 48.20%

                                 or

                                 (19.85%+4.25%)*2

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

STEPDOWN LOSS TRIGGER EVENT      The situation that exists with respect to any
(PRELIMINARY AND SUBJECT TO      Distribution Date on or after the Stepdown
REVISION)                        Date, if (a) the quotient of (1) the aggregate
                                 Stated Principal Balance of all Mortgage Loans
                                 60 or more days delinquent, measured on a
                                 rolling three month basis (including Mortgage
                                 Loans in foreclosure and REO Properties) and
                                 (2) the Stated Principal Balance of all the
                                 Mortgage Loans as of the preceding Servicer
                                 Remittance Date, equals or exceeds the product
                                 of (i) [33.20]% and (ii) the senior enhancement
                                 percentage or (b) the quotient (expressed as a
                                 percentage) of (1) the aggregate Realized
                                 Losses incurred from the Cut-off Date through
                                 the last day of the calendar month preceding
                                 such Distribution Date and (2) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-off Date exceeds the Required Loss
                                 Percentage shown below.

                                 DISTRIBUTION DATE        REQUIRED
                                 OCCURRING                LOSS PERCENTAGE
                                 -----------------        ---------------
                                 April 2009 - March 2010  [1.70]% with respect
                                                          to April 2009, plus an
                                                          additional 1/12th
                                                          [2.15]% for each month
                                                          thereafter
                                 April 2010 - March 2011  [3.85]% with respect
                                                          to April 2010, plus an
                                                          additional 1/12th of
                                                          [2.15]% for each month
                                                          thereafter
                                 April 2011 - March 2012  [6.00]% with respect
                                                          to April 2011, plus an
                                                          additional 1/12th of
                                                          [1.70]% for each month
                                                          thereafter
                                 April 2012 - March 2013  [7.70]% with respect
                                                          to April 2012, plus an
                                                          additional 1/12th of
                                                          [0.90]% for each month
                                                          thereafter
                                 April 2013 - March 2014  [8.60]% with respect
                                                          to April 2013, plus an
                                                          additional 1/12th of
                                                          [0.05]% for each month
                                                          thereafter
                                 April 2014 and
                                    thereafter            [8.65]%

                                      (PRELIMINARY AND SUBJECT TO REVISION)

ALLOCATION OF REALIZED LOSSES    The principal portion of realized losses on the
                                 Mortgage Loans will be allocated as follows:
                                 first, to the excess interest; second, to the
                                 O/C Amount, until the O/C Amount is reduced to
                                 zero; third, to the Class B Certificates in
                                 reverse order of their numerical class
                                 designation until the respective certificate
                                 principal balance of each such class has been
                                 reduced to zero; and fourth, to the Class M
                                 Certificates in reverse order of their
                                 numerical class designation until the
                                 respective Certificate principal balance of
                                 each such class has been reduced to zero.
                                 Realized losses are NOT allocated to the Class
                                 A Certificates after the certificate principal
                                 balance of each class of the Subordinate
                                 Certificates has been reduced to zero.

PROSPECTUS                       The Offered Certificates will be offered
                                 pursuant to a Prospectus which includes a
                                 Prospectus Supplement (together, the
                                 "Prospectus"). Sales of the Offered
                                 Certificates may not be consummated unless the
                                 purchaser has received the Prospectus.

MORTGAGE LOAN TABLES             The following tables in the Appendix describe
                                 the mortgage loans and the related mortgaged
                                 properties as of the close of business on the
                                 Cut-off Date. The sum of the columns below may
                                 not equal the total indicated due to rounding.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                             ASSUMED MORTGAGE POOLS
                     GROUP I OWNIT FIXED RATE MORTGAGE LOANS

                                                             ORIGINAL        REMAINING                                   ORIGINAL
                                                           AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                              NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
---------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
      74,060.77    10.625    10.125       360        355             480             475              0              0          36
     100,375.02     9.250     8.750       360        357             540             537              0              0          12
   8,196,393.69     8.532     8.032       360        354             540             534              0              0          36
   2,603,103.07     8.160     7.660       360        357             600             597              0              0          36
      83,448.38     8.999     8.499       240        237             240             237              0              0          36
      54,462.28     7.625     7.125       360        347             360             347              0              0          12
  13,557,481.19     8.529     8.029       360        355             360             355              0              0          36
     485,685.16     8.505     8.005       360        356             480             476              0              0          36
   1,755,356.90     8.246     7.746       360        356             540             536              0              0          36
     229,811.39    10.375     9.875       360        357             360             357              0              0          12
   3,114,164.20     8.494     7.994       360        356             360             356              0              0          36
     118,749.39     8.875     8.375       360        356             540             536              0              0          24
     195,506.60     7.276     6.776       360        355             540             535              0              0          36
     391,391.40     7.923     7.423       360        356             360             356              0              0          36
     214,409.10     8.875     8.375       360        354             480             474              0              0          36
     122,284.74     7.375     6.875       360        355             540             535              0              0          36
     336,010.35     8.479     7.979       360        353             360             353              0              0          36
     399,888.73     7.750     7.250       360        357             600             597              0              0          24
     135,954.36     7.625     7.125       360        357             600             597              0              0          36
     124,799.48     7.125     6.625       360        357             360             357              0              0          36
     222,605.54     7.625     7.125       360        357             540             537              0              0          24
     224,740.36     7.875     7.375       360        357             600             597              0              0          24
      94,802.57     7.875     7.375       360        357             360             357              0              0          36
     628,262.61     7.699     7.199       360        357             540             537              0              0          36
      99,972.17     7.750     7.250       360        357             600             597              0              0          36
   1,423,840.46     8.339     7.839       360        356             360             356              0              0          36
   1,229,301.43     8.361     7.861       360        355             540             535              0              0          36
   1,173,289.38     8.571     8.071       360        354             360             354              0              0          36
     189,943.18     8.718     8.218       360        357             360             357              0              0          36
     105,976.76     8.375     7.875       360        357             600             597              0              0          36
     272,560.94     7.124     6.624       360        357             360             357              0              0          36
     268,061.74     8.750     8.250       360        357             480             477              0              0          12
     432,098.20     7.605     7.105       360        356             480             476              0              0          24
   1,549,857.12     7.958     7.458       360        356             480             476              0              0          36
   1,311,338.16     8.506     8.006       360        354             540             534              0              0          12
   1,236,873.30     8.248     7.748       360        355             540             535              0              0          24
  15,354,667.93     7.945     7.445       360        355             540             535              0              0          36
     180,748.37     7.723     7.223       360        357             600             597              0              0          12
   2,312,802.13     7.732     7.232       360        357             600             597              0              0          36
     418,082.68     7.843     7.343       180        175             180             175              0              0          36
     188,676.59     7.875     7.375       240        236             240             236              0              0          36
   1,240,851.05     8.453     7.953       360        355             360             355              0              0          12
     652,498.76     8.005     7.505       360        353             360             353              0              0          24
  20,671,579.92     8.068     7.568       360        355             360             355              0              0          36
   1,045,608.66     7.249     6.749       360        356             240             240            120            116          36
     830,998.70     8.704     8.204       360        353             480             473              0              0           0
   3,069,663.51     8.549     8.049       360        355             540             535              0              0           0
   2,411,548.51     8.041     7.541       360        357             600             597              0              0           0
     383,042.17     8.710     8.210       180        175             180             175              0              0           0
     219,932.11     7.888     7.388       240        237             240             237              0              0           0
  10,609,172.93     8.441     7.941       360        356             360             356              0              0           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                 GROUP I OWNIT FIXED RATE MORTGAGE LOANS, CONT.

                                                             ORIGINAL        REMAINING                                   ORIGINAL
                                                           AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                              NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
---------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
      19,888.72    11.750    11.250       180        163             360             343              0              0          24
      49,857.03    11.825    11.325       180        170             360             350              0              0          36
      47,641.95    10.883    10.383       360        351             480             471              0              0          24
     407,900.89    10.967    10.467       360        354             480             474              0              0          36
      41,485.41    11.870    11.370       360        351             360             351              0              0          24
     148,322.10    10.592    10.092       360        355             360             355              0              0          36
     196,488.95    11.413    10.913       360        354             480             474              0              0          36
      45,675.72     9.125     8.625       360        354             360             354              0              0          24
     175,094.95     9.782     9.282       360        355             360             355              0              0          36
      37,399.46    12.000    11.500       360        351             360             351              0              0          24
      19,974.64    13.500    13.000       360        353             360             353              0              0          24
     190,823.24    11.110    10.610       180        171             360             351              0              0          24
   1,118,991.13    11.137    10.637       360        354             480             474              0              0          24
     860,498.60    11.102    10.602       360        353             480             473              0              0          36
     505,374.86    10.653    10.153       360        353             360             353              0              0          24
     198,862.17    10.524    10.024       360        354             360             354              0              0          36
     136,675.94    12.011    11.511       180        174             360             354              0              0           0
   1,858,349.40    11.713    11.213       360        354             480             474              0              0           0
      21,277.71    12.125    11.625       180        175             180             175              0              0           0
   1,079,892.95    11.568    11.068       360        354             360             354              0              0           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                    GROUP II OWNIT FIXED RATE MORTGAGE LOANS



                                                             ORIGINAL        REMAINING                                   ORIGINAL
                                                           AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                              NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
---------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   2,219,095.67      8.442    7.942       360        354             540             534              0              0          36
     170,350.30      7.625    7.125       360        357             600             597              0              0          12
     267,437.33      8.064    7.564       360        357             600             597              0              0          36
     263,401.93      9.143    8.643       180        174             180             174              0              0          36
      80,355.20      8.625    8.125       240        228             240             228              0              0          36
   3,053,030.02      8.655    8.155       360        354             360             354              0              0          36
     368,190.00      7.500    7.000       360        356             240             240            120            116          36
     175,811.41      7.250    6.750       360        357             480             477              0              0          36
     362,081.81      8.244    7.744       360        354             540             534              0              0          36
      81,462.75      7.750    7.250       240        237             240             237              0              0          36
     109,395.65      7.500    7.000       360        350             360             350              0              0          12
   1,132,547.18      8.185    7.685       360        356             360             356              0              0          36
     189,694.36      8.750    8.250       360        357             360             357              0              0          36
     247,959.37      9.125    8.625       360        357             600             597              0              0          24
     485,243.67      7.731    7.231       360        356             540             536              0              0          36
     281,808.76      7.378    6.878       360        357             360             357              0              0          36
     110,297.28      8.750    8.250       360        356             480             476              0              0          12
      54,850.88      7.999    7.499       360        355             360             355              0              0          36
   1,252,280.76      7.796    7.296       360        356             480             476              0              0          36
      76,025.69      9.750    9.250       360        356             540             536              0              0          12
     498,424.91      7.812    7.312       360        356             540             536              0              0          24
   8,714,999.98      7.730    7.230       360        355             540             535              0              0          36
   2,995,454.80      7.330    6.830       360        357             600             597              0              0          36
      49,553.96      7.750    7.250       180        176             180             176              0              0          36
   1,903,698.88      7.304    6.804       360        357             360             357              0              0          12
   8,823,596.61      7.761    7.261       360        356             360             356              0              0          36
   1,476,000.00      6.662    6.162       360        356             240             240            120            116          36
   1,055,607.33      8.490    7.990       360        357             540             537              0              0           0
   1,902,767.02      6.568    6.068       360        357             600             597              0              0           0
      89,454.68      7.500    7.000       180        177             180             177              0              0           0
   3,415,188.87      7.817    7.317       360        356             360             356              0              0           0
     311,700.00      6.500    6.000       360        357             300             300             60             57           0
      51,843.49      9.500    9.000       180        171             360             351              0              0          36
      75,936.83     10.316    9.816       360        354             480             474              0              0          36
      71,031.24     12.150   11.650       360        351             360             351              0              0          24
     157,515.18     11.325   10.825       360        354             360             354              0              0          36
     130,942.17     11.944   11.444       360        355             480             475              0              0          24
      67,254.21     11.750   11.250       360        350             360             350              0              0          24
      29,108.76     11.000   10.500       180        161             360             341              0              0          24
      29,909.49      9.500    9.000       360        354             360             354              0              0          36
     715,271.26     10.220    9.720       180        173             360             353              0              0          24
     937,306.77     10.257    9.757       180        174             360             354              0              0          36
   1,194,703.49     11.832   11.332       360        354             480             474              0              0          12
   6,452,550.38     11.072   10.572       360        354             480             474              0              0          24
   3,104,965.42     10.998   10.498       360        354             480             474              0              0          36
     303,677.01     10.283    9.783       360        354             360             354              0              0          12
   2,863,742.23     10.131    9.631       360        354             360             354              0              0          24
     637,414.50     10.234    9.734       360        355             360             355              0              0          36
      81,835.60     12.215   11.715       180        172             360             352              0              0           0
   2,917,391.61     11.858   11.358       360        354             480             474              0              0           0
   1,247,245.44     10.547   10.047       360        354             360             354              0              0           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                  GROUP I OWNIT ADJUSTABLE RATE MORTGAGE LOANS


                                                             ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                           AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                              NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
---------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
     129,878.53     9.500     9.000       360        355             480             475         0          0      7.750
     473,870.22     8.250     7.750       360        353             480             473         0          0      7.250
     995,819.15     8.589     8.089       360        354             540             534         0          0      7.369
   2,735,407.37     8.051     7.551       360        355             540             535         0          0      6.891
      85,927.56    10.250     9.750       360        357             360             357         0          0      6.875
   2,741,159.28     8.565     8.065       360        356             360             356         0          0      6.780
   4,994,647.23     8.415     7.915       360        354             360             354         0          0      7.022
     432,800.50     8.359     7.859       360        357             480             477         0          0      6.485
     363,664.35     8.462     7.962       360        357             480             477         0          0      6.458
      52,483.83     8.630     8.130       360        357             540             537         0          0      6.000
     963,901.76     8.752     8.252       360        357             600             597         0          0      6.470
   1,639,494.58     7.630     7.130       360        357             600             597         0          0      6.272
     151,943.07     9.250     8.750       360        356             540             536         0          0      7.750
   1,919,750.27     7.941     7.441       360        355             540             535         0          0      6.655
     137,505.36     7.200     6.700       360        356             600             596         0          0      6.125
   1,765,128.02     8.380     7.880       360        355             360             355         0          0      6.910
     656,645.17     7.195     6.695       360        357             540             537         0          0      6.226
   1,569,983.66     7.885     7.385       360        357             600             597         0          0      6.315
      94,831.55     8.380     7.880       360        357             360             357         0          0      6.375
     109,498.11     7.750     7.250       360        357             480             477         0          0      6.125
     239,150.00     7.601     7.101       360        354             300             300        60         54      6.944
     198,645.47     8.250     7.750       360        357             360             357         0          0      6.375
     124,612.14     8.330     7.830       360        357             600             597         0          0      6.125
     112,000.00     6.625     6.125       360        357             240             240       120        117      2.250
     231,603.31     8.788     8.288       360        353             480             473         0          0      6.962
   1,396,675.78     8.310     7.810       360        356             540             536         0          0      7.018
     275,165.57     8.570     8.070       360        357             360             357         0          0      6.310
   3,347,348.80     8.440     7.940       360        356             360             356         0          0      6.648
     137,191.96     7.500     7.000       360        356             360             356         0          0      6.250
     517,533.02     8.903     8.403       360        357             480             477         0          0      6.488
   1,658,129.29     7.900     7.400       360        357             600             597         0          0      6.409
      60,975.57     7.875     7.375       360        349             540             529         0          0      6.875
     280,348.43     8.096     7.596       360        355             540             535         0          0      6.817
     200,076.21     7.750     7.250       360        356             600             596         0          0      6.375
      79,754.86     8.375     7.875       360        355             360             355         0          0      7.375
     235,031.15     8.380     7.880       360        357             540             537         0          0      6.125

                                                                  NUMBER OF
                                                                   MONTHS               ORIGINAL
                 INITIAL                                 RATE    UNTIL NEXT            MONTHS TO
                   RATE                                 CHANGE      RATE               PREPAYMENT
CURRENT BALANCE   CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT             PENALTY
      ($)         CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
     129,878.53    3.000     1.000   15.500    9.500         12          19  6M LIBOR          24
     473,870.22    3.000     1.000   14.250    8.250         12          17  6M LIBOR          36
     995,819.15    3.000     1.000   14.589    8.589         12          18  6M LIBOR          24
   2,735,407.37    3.000     1.000   14.051    8.051         12          19  6M LIBOR          36
      85,927.56    3.000     1.000   16.250   10.250          6          21  6M LIBOR          12
   2,741,159.28    3.000     1.000   14.535    8.535          6          20  6M LIBOR          24
   4,994,647.23    3.000     1.000   14.390    8.390          6          18  6M LIBOR          36
     432,800.50    3.000     1.000   14.355    8.355          6          21  6M LIBOR          24
     363,664.35    3.000     1.000   14.457    8.457          6          21  6M LIBOR          36
      52,483.83    3.000     1.000   14.625    8.625          6          21  6M LIBOR          36
     963,901.76    3.000     1.000   14.749    8.749          6          21  6M LIBOR          24
   1,639,494.58    3.000     1.000   13.628    7.628          6          21  6M LIBOR          36
     151,943.07    3.000     1.000   15.250    9.250         12          32  6M LIBOR          24
   1,919,750.27    3.000     1.000   13.941    7.941         12          31  6M LIBOR          36
     137,505.36    3.000     1.000   13.200    7.200         12          32  6M LIBOR          36
   1,765,128.02    3.000     1.000   14.343    8.343          6          31  6M LIBOR          36
     656,645.17    3.000     1.000   13.052    7.052          6          33  6M LIBOR          36
   1,569,983.66    3.000     1.000   13.821    7.821          6          33  6M LIBOR          36
      94,831.55    3.000     1.000   14.375    8.375          6          45  6M LIBOR          12
     109,498.11    3.000     1.000   13.750    7.750          6          57  6M LIBOR          36
     239,150.00    3.000     1.000   13.557    7.557          6          18  6M LIBOR          36
     198,645.47    3.000     1.000   14.250    8.250          6          21  6M LIBOR          24
     124,612.14    3.000     1.000   14.325    8.325          6          21  6M LIBOR          36
     112,000.00    3.000     1.000   12.625    6.625         12          57  6M LIBOR          36
     231,603.31    3.000     1.000   14.788    8.788         12          17  6M LIBOR          24
   1,396,675.78    3.000     1.000   14.310    8.310         12          20  6M LIBOR          24
     275,165.57    3.000     1.000   14.569    8.569          6          21  6M LIBOR          12
   3,347,348.80    3.000     1.000   14.439    8.439          6          20  6M LIBOR          24
     137,191.96    3.000     1.000   13.500    7.500          6          20  6M LIBOR          36
     517,533.02    3.000     1.000   14.903    8.903          6          21  6M LIBOR          24
   1,658,129.29    3.000     1.000   13.899    7.899          6          21  6M LIBOR          24
      60,975.57    3.000     1.000   13.875    7.875         12          25  6M LIBOR          24
     280,348.43    3.000     1.000   14.096    8.096         12          31  6M LIBOR          36
     200,076.21    3.000     1.000   13.750    7.750         12          32  6M LIBOR          36
      79,754.86    3.000     1.000   14.375    8.375          6          31  6M LIBOR          36
     235,031.15    3.000     1.000   14.375    8.375          6          33  6M LIBOR          36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

               GROUP I OWNIT ADJUSTABLE RATE MORTGAGE LOANS, CONT.


                                                             ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                           AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                              NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
---------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
     199,974.69     7.990     7.490       360        357             600             597         0          0      6.125
     157,980.61     8.000     7.500       360        350             480             470         0          0      7.000
      75,703.85     9.750     9.250       360        354             360             354         0          0      8.750
     175,950.19     8.880     8.380       360        357             540             537         0          0      6.625
     281,251.43     8.474     7.974       360        357             300             300        60         57      5.894
     507,477.98     8.492     7.992       360        356             540             536         0          0      6.908
     882,971.12     8.146     7.646       360        355             540             535         0          0      6.560
     529,944.29     7.770     7.270       360        357             600             597         0          0      6.370
     277,623.75     7.191     6.691       360        354             540             534         0          0      6.191
     214,240.00     7.250     6.750       360        354             300             300        60         54      6.250
     110,752.25     7.630     7.130       360        357             360             357         0          0      6.125
     319,867.69     7.750     7.250       360        357             540             537         0          0      6.125
     464,907.61     7.958     7.458       360        357             360             357         0          0      6.211
     287,145.74     8.861     8.361       360        357             600             597         0          0      6.125
     174,130.56     6.380     5.880       360        356             540             536         0          0      6.125
     139,981.08     9.000     8.500       360        357             540             537         0          0      6.000
     491,735.08     9.008     8.508       360        357             480             477         0          0      6.619
   1,279,895.80     8.261     7.761       360        357             540             537         0          0      6.354
   1,261,208.32     8.525     8.025       360        357             360             357         0          0      6.152
     645,461.52     7.347     6.847       360        357             540             537         0          0      5.922
   2,971,177.64     8.072     7.572       360        357             600             597         0          0      6.183
     636,448.53     7.609     7.109       360        357             540             537         0          0      6.125
      85,739.50     8.500     8.000       360        356             360             356         0          0      6.375
     228,502.88     7.753     7.253       360        357             540             537         0          0      6.437
     474,795.24     7.388     6.888       360        357             600             597         0          0      6.125
     207,906.14     8.480     7.980       360        357             600             597         0          0      6.125
     130,400.00     7.625     7.125       360        357             240             240       120        117      2.250
     140,694.84     9.750     9.250       360        352             540             532         0          0      8.250
     315,718.34     8.719     8.219       360        355             540             535         0          0      7.912
     243,951.70     8.362     7.862       360        356             540             536         0          0      6.390
     337,784.81     8.989     8.489       360        354             360             354         0          0      7.415
      69,793.28     9.375     8.875       360        356             360             356         0          0      6.875
     388,281.21     9.093     8.593       360        357             360             357         0          0      6.318
      75,970.85     9.380     8.880       360        357             480             477         0          0      6.625
      71,235.10     9.750     9.250       360        357             540             537         0          0      6.625

                                                                  NUMBER OF
                                                                   MONTHS               ORIGINAL
                 INITIAL                                 RATE    UNTIL NEXT            MONTHS TO
                   RATE                                 CHANGE      RATE               PREPAYMENT
CURRENT BALANCE   CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT             PENALTY
      ($)         CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
     199,974.69    3.000     1.000   13.990    7.990          6          33  6M LIBOR          12
     157,980.61    3.000     1.000   14.000    8.000         12          50  6M LIBOR          36
      75,703.85    3.000     1.000   15.750    9.750          6          54  6M LIBOR          36
     175,950.19    3.000     1.000   14.875    8.875          6          57  6M LIBOR          36
     281,251.43    3.000     1.000   14.474    8.474          6          21  6M LIBOR          24
     507,477.98    3.000     1.000   14.492    8.492         12          20  6M LIBOR          24
     882,971.12    3.000     1.000   14.146    8.146         12          19  6M LIBOR          36
     529,944.29    3.000     1.000   13.770    7.770          6          21  6M LIBOR          24
     277,623.75    3.000     1.000   13.191    7.191         12          30  6M LIBOR          36
     214,240.00    3.000     1.000   13.250    7.250          6          18  6M LIBOR          36
     110,752.25    3.000     1.000   12.500    6.500          6          33  6M LIBOR          36
     319,867.69    3.000     1.000   13.750    7.750         12          21  6M LIBOR          12
     464,907.61    3.000     1.000   13.955    7.955          6          21  6M LIBOR          12
     287,145.74    3.000     1.000   14.861    8.861          6          21  6M LIBOR          12
     174,130.56    3.000     1.000   12.375    6.375         12          32  6M LIBOR          36
     139,981.08    3.000     1.000   14.999    8.999          6          33  6M LIBOR          36
     491,735.08    3.000     1.000   15.003    9.003         12          21  6M LIBOR          24
   1,279,895.80    3.000     1.000   14.258    8.258         12          21  6M LIBOR          24
   1,261,208.32    3.000     1.000   14.495    8.495          6          21  6M LIBOR          24
     645,461.52    3.000     1.000   13.345    7.345          6          21  6M LIBOR          24
   2,971,177.64    3.000     1.000   14.069    8.069          6          21  6M LIBOR          24
     636,448.53    3.000     1.000   13.607    7.607         12          33  6M LIBOR          36
      85,739.50    3.000     1.000   14.500    8.500          6          32  6M LIBOR          36
     228,502.88    3.000     1.000   13.748    7.748          6          33  6M LIBOR          36
     474,795.24    3.000     1.000   13.383    7.383          6          33  6M LIBOR          36
     207,906.14    3.000     1.000   14.475    8.475          6          57  6M LIBOR          36
     130,400.00    3.000     1.000   13.625    7.625         12          57  6M LIBOR          36
     140,694.84    3.000     1.000   15.750    9.750         12          16  6M LIBOR          12
     315,718.34    3.000     1.000   14.719    8.719         12          19  6M LIBOR          24
     243,951.70    3.000     1.000   14.362    8.362         12          20  6M LIBOR          36
     337,784.81    3.000     1.000   14.989    8.989          6          18  6M LIBOR          24
      69,793.28    3.000     1.000   15.375    9.375          6          20  6M LIBOR          36
     388,281.21    3.000     1.000   15.090    9.090          6          21  6M LIBOR           6
      75,970.85    3.000     1.000   15.375    9.375          6          21  6M LIBOR           6
      71,235.10    3.000     1.000   15.750    9.750          6          21  6M LIBOR           6

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

               GROUP I OWNIT ADJUSTABLE RATE MORTGAGE LOANS, CONT.


                                                             ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                           AMORTIZATION    AMORTIZATION    INTEREST   INTEREST
                              NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)     TERM       TERM      GROSS
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)  MARGIN(%)
---------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------  ---------
      80,775.33     9.325     8.825       360        356             600             596          0          0      6.375
     111,557.51     8.000     7.500       360        356             600             596          0          0      6.375
     447,803.08     7.929     7.429       360        357             360             357          0          0      6.210
     223,891.57     6.250     5.750       360        356             600             596          0          0      6.125
     183,909.08     8.750     8.250       360        356             540             536          0          0      6.875
      77,874.18     8.000     7.500       360        355             300             300         60         55      6.125
     112,128.74     7.130     6.630       360        357             360             357          0          0      6.125
     295,815.30     8.199     7.699       360        357             360             357          0          0      6.350
     140,360.26     8.880     8.380       360        357             540             537          0          0      6.375
     391,295.79     8.191     7.691       360        357             600             597          0          0      6.060
     752,693.50     8.023     7.523       360        357             600             597          0          0      6.288
     216,927.18     7.250     6.750       360        357             600             597          0          0      5.750
     313,894.69     8.380     7.880       360        357             540             537          0          0      6.250
     357,096.24     8.516     8.016       360        357             600             597          0          0      6.073
     184,741.30     7.630     7.130       360        357             300             300         60         57      6.125
   1,996,743.32     8.454     7.954       360        355             480             475          0          0      6.809
     194,774.03     8.000     7.500       360        356             480             476          0          0      6.875
   7,327,268.64     8.064     7.564       360        355             540             535          0          0      6.590
  44,031,913.32     7.853     7.353       360        355             540             535          0          0      6.506
     846,261.47     7.851     7.351       360        356             540             536          0          0      6.361
     273,989.70     7.331     6.831       360        355             540             535          0          0      6.047
   2,753,377.09     8.250     7.750       360        355             360             355          0          0      6.616
  10,456,617.45     8.031     7.531       360        356             360             356          0          0      6.513
      87,749.64     8.875     8.375       360        355             360             355          0          0      7.875
     518,289.87     8.467     7.967       360        355             360             355          0          0      7.103
   1,420,516.54     8.252     7.752       360        357             480             477          0          0      6.355
     841,200.50     7.638     7.138       360        357             540             537          0          0      6.125
   4,226,030.96     7.689     7.189       360        357             540             537          0          0      6.235
     157,523.17     7.250     6.750       360        357             540             537          0          0      6.125
   4,873,941.36     7.918     7.418       360        357             600             597          0          0      6.167
  37,372,204.76     7.777     7.277       360        357             600             597          0          0      6.188
     649,905.40     8.197     7.697       360        356             600             596          0          0      6.348
     135,901.00     6.250     5.750       360        356             600             596          0          0      6.125
     163,773.10     7.375     6.875       360        355             480             475          0          0      6.375

                                                                  NUMBER OF
                                                                   MONTHS               ORIGINAL
                 INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                   RATE                                 CHANGE      RATE               PREPAYMENT
CURRENT BALANCE   CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
      ($)         CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
      80,775.33    3.000     1.000   15.325    9.325          6          20  6M LIBOR          24
     111,557.51    3.000     1.000   14.000    8.000         12          32  6M LIBOR           6
     447,803.08    3.000     1.000   13.925    7.925          6          33  6M LIBOR           6
     223,891.57    3.000     1.000   12.250    6.250          6          32  6M LIBOR           6
     183,909.08    3.000     1.000   14.750    8.750         12          56  6M LIBOR          36
      77,874.18    3.000     1.000   14.000    8.000          6          19  6M LIBOR          24
     112,128.74    3.000     1.000   13.125    7.125          6          33  6M LIBOR          36
     295,815.30    3.000     1.000   14.199    8.199          6          21  6M LIBOR          24
     140,360.26    3.000     1.000   14.875    8.875          6          21  6M LIBOR          24
     391,295.79    3.000     1.000   14.191    8.191          6          21  6M LIBOR          12
     752,693.50    3.000     1.000   14.021    8.021          6          21  6M LIBOR          24
     216,927.18    3.000     1.000   13.250    7.250          6          57  6M LIBOR          36
     313,894.69    3.000     1.000   14.375    8.375          6          21  6M LIBOR          12
     357,096.24    3.000     1.000   14.513    8.513          6          21  6M LIBOR          24
     184,741.30    3.000     1.000   13.625    7.625          6          21  6M LIBOR          24
   1,996,743.32    3.000     1.000   14.454    8.454         12          19  6M LIBOR          24
     194,774.03    3.000     1.000   14.000    8.000         12          20  6M LIBOR          36
   7,327,268.64    3.000     1.000   14.064    8.064         12          19  6M LIBOR          12
  44,031,913.32    3.000     1.000   13.853    7.853         12          19  6M LIBOR          24
     846,261.47    3.000     1.000   13.851    7.851         12          20  6M LIBOR          36
     273,989.70    3.000     1.000   13.331    7.331         12          19  6M LIBOR           6
   2,753,377.09    3.000     1.000   14.249    8.249          6          19  6M LIBOR          12
  10,456,617.45    3.000     1.000   14.029    8.029          6          20  6M LIBOR          24
      87,749.64    3.000     1.000   14.875    8.875          6          19  6M LIBOR          36
     518,289.87    3.000     1.000   14.467    8.467          6          19  6M LIBOR           6
   1,420,516.54    3.000     1.000   14.244    8.244          6          21  6M LIBOR          24
     841,200.50    3.000     1.000   13.635    7.635          6          21  6M LIBOR          12
   4,226,030.96    3.000     1.000   13.686    7.686          6          21  6M LIBOR          24
     157,523.17    3.000     1.000   13.250    7.250          6          21  6M LIBOR          36
   4,873,941.36    3.000     1.000   13.916    7.916          6          21  6M LIBOR          12
  37,372,204.76    3.000     1.000   13.775    7.775          6          21  6M LIBOR          24
     649,905.40    3.000     1.000   14.195    8.195          6          20  6M LIBOR          36
     135,901.00    3.000     1.000   12.250    6.250          6          20  6M LIBOR           6
     163,773.10    3.000     1.000   13.375    7.375         12          31  6M LIBOR          36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

               GROUP I OWNIT ADJUSTABLE RATE MORTGAGE LOANS, CONT.


                                                             ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                           AMORTIZATION    AMORTIZATION    INTEREST   INTEREST
                              NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)     TERM       TERM      GROSS
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)  MARGIN(%)
---------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------  ---------
     591,216.73     8.723     8.223       360        350             540             530          0          0      7.812
     111,082.99     7.375     6.875       360        349             540             529          0          0      6.375
  14,574,973.40     7.770     7.270       360        354             540             534          0          0      6.613
     297,260.22     8.431     7.931       360        353             540             533          0          0      7.431
      71,139.07     7.250     6.750       360        356             600             596          0          0      6.000
     266,529.15     7.414     6.914       360        356             360             356          0          0      6.125
   1,573,058.47     7.645     7.145       360        354             360             354          0          0      6.449
     502,676.45     8.611     8.111       360        353             360             353          0          0      7.611
     311,044.42     7.189     6.689       360        357             540             537          0          0      6.125
   3,209,755.87     7.407     6.907       360        357             600             597          0          0      6.173
     529,972.40     9.158     8.658       360        355             480             475          0          0      7.309
     844,048.80     7.575     7.075       360        355             540             535          0          0      6.287
     157,452.81     8.625     8.125       360        356             600             596          0          0      5.750
   1,630,729.00     7.443     6.943       360        355             360             355          0          0      6.247
     202,387.72     8.130     7.630       360        357             480             477          0          0      6.375
     129,963.22     8.880     8.380       360        357             540             537          0          0      6.250
     489,804.37     7.880     7.380       360        357             600             597          0          0      6.250
     732,674.92     7.578     7.078       360        357             600             597          0          0      6.236
     107,895.28     8.750     8.250       360        356             540             536          0          0      6.125
   3,763,790.67     7.693     7.193       360        356             300             300         60         56      6.356
   8,879,650.25     7.272     6.772       360        356             300             300         60         56      6.247
     627,199.99     7.067     6.567       360        356             300             300         60         56      6.125
     470,664.60     7.154     6.654       360        356             300             300         60         56      6.062
     131,200.00     5.875     5.375       360        342             300             300         60         42      4.875
     629,200.00     7.086     6.586       360        356             300             300         60         56      6.288
     307,963.90     9.234     8.734       360        355             480             475          0          0      6.461
   2,649,456.33     8.652     8.152       360        355             540             535          0          0      6.262
   8,198,590.86     8.244     7.744       360        356             360             356          0          0      6.442
   1,384,081.17     8.284     7.784       360        357             480             477          0          0      6.231
   6,482,169.69     7.628     7.128       360        357             540             537          0          0      6.240
  20,811,020.62     7.751     7.251       360        357             600             597          0          0      6.173
     354,707.95     8.091     7.591       360        356             480             476          0          0      6.134
  17,349,915.27     8.247     7.747       360        355             540             535          0          0      6.849
   2,102,421.11     8.154     7.654       360        357             600             597          0          0      6.466

                                                                  NUMBER OF
                                                                   MONTHS               ORIGINAL
                 INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                   RATE                                 CHANGE      RATE               PREPAYMENT
CURRENT BALANCE   CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
      ($)         CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
     591,216.73    3.000     1.000   14.723    8.723         12          26  6M LIBOR          12
     111,082.99    3.000     1.000   13.375    7.375         12          25  6M LIBOR          24
  14,574,973.40    3.000     1.000   13.770    7.770         12          30  6M LIBOR          36
     297,260.22    3.000     1.000   14.431    8.431         12          29  6M LIBOR           6
      71,139.07    3.000     1.000   13.250    7.250         12          32  6M LIBOR          36
     266,529.15    3.000     1.000   13.411    7.411          6          32  6M LIBOR          24
   1,573,058.47    3.000     1.000   13.643    7.643          6          30  6M LIBOR          36
     502,676.45    3.000     1.000   14.611    8.611          6          29  6M LIBOR           6
     311,044.42    3.000     1.000   13.185    7.185          6          33  6M LIBOR          36
   3,209,755.87    3.000     1.000   13.405    7.405          6          33  6M LIBOR          36
     529,972.40    3.000     1.000   15.158    9.158         12          55  6M LIBOR          36
     844,048.80    3.000     1.000   13.574    7.574         12          55  6M LIBOR          36
     157,452.81    3.000     1.000   14.625    8.625         12          56  6M LIBOR          12
   1,630,729.00    3.000     1.000   13.442    7.442          6          55  6M LIBOR          36
     202,387.72    3.000     1.000   14.125    8.125          6          57  6M LIBOR          36
     129,963.22    3.000     1.000   14.875    8.875          6          57  6M LIBOR          36
     489,804.37    3.000     1.000   13.875    7.875          6          57  6M LIBOR          24
     732,674.92    3.000     1.000   13.575    7.575          6          57  6M LIBOR          36
     107,895.28    3.000     1.000   14.750    8.750         12          80  6M LIBOR          36
   3,763,790.67    3.000     1.000   13.692    7.692          6          20  6M LIBOR          12
   8,879,650.25    3.000     1.000   13.271    7.271          6          20  6M LIBOR          24
     627,199.99    3.000     1.000   13.067    7.067          6          20  6M LIBOR          36
     470,664.60    3.000     1.000   13.154    7.154          6          32  6M LIBOR          36
     131,200.00    3.000     1.000   11.875    5.875          6          18  6M LIBOR           6
     629,200.00    3.000     1.000   13.085    7.085          6          56  6M LIBOR          36
     307,963.90    3.000     1.000   15.234    9.234         12          19  6M LIBOR           0
   2,649,456.33    3.000     1.000   14.652    8.652         12          19  6M LIBOR           0
   8,198,590.86    3.000     1.000   14.243    8.243          6          20  6M LIBOR           0
   1,384,081.17    3.000     1.000   14.281    8.281          6          21  6M LIBOR           0
   6,482,169.69    3.000     1.000   13.626    7.626          6          21  6M LIBOR           0
  20,811,020.62    3.000     1.000   13.742    7.742          6          21  6M LIBOR           0
     354,707.95    3.000     1.000   14.091    8.091         12          32  6M LIBOR           0
  17,349,915.27    3.000     1.000   14.246    8.246         12          31  6M LIBOR           0
   2,102,421.11    3.000     1.000   14.153    8.153         12          33  6M LIBOR           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

               GROUP I OWNIT ADJUSTABLE RATE MORTGAGE LOANS, CONT.


                                                             ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                           AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                              NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
---------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
  12,513,097.86     8.249     7.749       360        356             360             356         0          0      6.648
     412,689.92     7.909     7.409       360        357             480             477         0          0      5.983
   4,452,163.24     7.903     7.403       360        356             540             536         0          0      6.355
   9,347,969.86     7.903     7.403       360        357             600             597         0          0      6.136
     565,447.00     7.860     7.360       360        355             540             535         0          0      6.421
     963,899.18     7.972     7.472       360        356             360             356         0          0      5.530
     465,050.08     7.555     7.055       360        357             540             537         0          0      5.964
   1,828,731.10     7.165     6.665       360        357             600             597         0          0      6.185
   3,153,433.89     7.598     7.098       360        357             300             300        60         57      6.397
     550,560.00     6.318     5.818       360        357             300             300        60         57      6.178
     521,150.00     7.017     6.517       360        357             300             300        60         57      6.161
     170,773.23     8.000     7.500       360        357             300             300        60         57      6.125

                                                                  NUMBER OF
                                                                   MONTHS               ORIGINAL
                 INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                   RATE                                 CHANGE      RATE               PREPAYMENT
CURRENT BALANCE   CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
      ($)         CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
  12,513,097.86    3.000     1.000   14.247    8.247          6          32  6M LIBOR           0
     412,689.92    3.000     1.000   13.907    7.907          6          33  6M LIBOR           0
   4,452,163.24    3.000     1.000   13.902    7.902          6          32  6M LIBOR           0
   9,347,969.86    3.000     1.000   13.893    7.893          6          33  6M LIBOR           0
     565,447.00    3.000     1.000   13.860    7.860         12          55  6M LIBOR           0
     963,899.18    3.000     1.000   13.972    7.972          6          56  6M LIBOR           0
     465,050.08    3.000     1.000   13.555    7.555          6          57  6M LIBOR           0
   1,828,731.10    3.000     1.000   13.164    7.164          6          57  6M LIBOR           0
   3,153,433.89    3.000     1.000   13.595    7.595          6          21  6M LIBOR           0
     550,560.00    3.000     1.000   12.318    6.318          6          33  6M LIBOR           0
     521,150.00    3.000     1.000   13.016    7.016          6          57  6M LIBOR           0
     170,773.23    3.000     1.000   14.000    8.000          6          81  6M LIBOR           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                GROUP I OPTION ONE ADJUSTABLE RATE MORTGAGE LOANS


                                                             ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                           AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                              NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
---------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
     377,202.63     9.474     9.174       360        355             360             355         0          0      5.850
  11,152,853.52    10.065     9.765       360        355             360             355         0          0      5.887
     125,792.89    10.405    10.105       360        355             360             355         0          0      5.850
   5,536,297.11     9.680     9.380       360        355             480             475         0          0      5.843
     238,459.53    10.605    10.305       360        356             360             356         0          0      5.702
     344,581.66     8.852     8.552       360        356             480             476         0          0      5.959
   1,138,505.83     9.570     9.270       360        355             300             300        60         55      5.835
     130,000.00     9.700     9.400       360        356             300             300        60         56      5.800
     861,230.33     9.416     9.116       360        355             360             355         0          0      5.961
   2,319,931.44    10.169     9.869       360        355             360             355         0          0      5.997
     594,585.75     8.788     8.488       360        356             480             476         0          0      5.850
   1,320,469.67     9.783     9.483       360        355             480             475         0          0      5.838
     101,550.64     9.950     9.650       360        356             480             476         0          0      5.600
     111,962.94    11.800    11.500       360        355             360             355         0          0      5.850
     237,906.30    11.580    11.280       360        355             480             475         0          0      6.100
     232,000.00     8.370     8.070       360        355             300             300        60         55      5.850
     750,498.92     8.752     8.452       360        354             300             300        60         54      5.946
   1,407,555.06    10.108     9.808       360        355             360             355         0          0      5.944
     117,919.47     9.790     9.490       360        355             480             475         0          0      6.500
     171,029.37    10.477    10.177       360        355             360             355         0          0      5.850
   1,501,484.00     9.358     9.058       360        355             360             355         0          0      5.821
   1,502,845.32     8.797     8.497       360        356             480             476         0          0      5.772
     158,228.47     9.205     8.905       360        355             360             355         0          0      5.800
     399,484.55     7.625     7.325       360        355             480             475         0          0      5.850
     164,091.00     8.610     8.310       360        355             300             300        60         55      5.850
     379,513.81     7.650     7.350       360        355             480             475         0          0      5.850
     639,762.55     8.564     8.264       360        355             360             355         0          0      5.690
     895,837.94     9.117     8.817       360        355             480             475         0          0      5.989
     384,794.68     8.550     8.250       360        355             360             355         0          0      5.850
  12,872,240.65     9.697     9.397       358        354             358             354         0          0      5.890
  13,992,174.39     8.598     8.298       360        356             480             476         0          0      5.750
   3,999,844.13     8.159     7.859       360        356             300             300        60         56      5.746
     209,614.46    10.672    10.372       360        355             360             355         0          0      5.715
     420,061.06     9.048     8.748       360        355             480             475         0          0      5.600

                                                                  NUMBER OF
                                                                   MONTHS               ORIGINAL
                 INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                   RATE                                 CHANGE      RATE               PREPAYMENT
CURRENT BALANCE   CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
      ($)         CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
     377,202.63    3.000     1.000   15.474    9.474          6          19  6M LIBOR          12
  11,152,853.52    3.000     1.000   16.033   10.065          6          19  6M LIBOR          24
     125,792.89    3.000     1.000   16.405   10.405          6          19  6M LIBOR          36
   5,536,297.11    3.000     1.000   15.680    9.680          6          19  6M LIBOR          24
     238,459.53    3.000     1.000   16.605   10.605          6          32  6M LIBOR          36
     344,581.66    3.000     1.000   14.852    8.852          6          32  6M LIBOR          36
   1,138,505.83    3.000     1.000   15.570    9.570          6          19  6M LIBOR          24
     130,000.00    3.000     1.000   15.700    9.700          6          56  6M LIBOR          36
     861,230.33    3.000     1.000   15.416    9.416          6          19  6M LIBOR          12
   2,319,931.44    3.000     1.000   16.169   10.169          6          19  6M LIBOR          24
     594,585.75    3.000     1.000   14.788    8.788          6          20  6M LIBOR          12
   1,320,469.67    3.000     1.000   15.783    9.783          6          19  6M LIBOR          24
     101,550.64    3.000     1.000   15.950    9.950          6          32  6M LIBOR          36
     111,962.94    3.000     1.000   17.800   11.800          6          55  6M LIBOR          36
     237,906.30    3.000     1.000   17.580   11.580          6          55  6M LIBOR          36
     232,000.00    3.000     1.000   14.370    8.370          6          19  6M LIBOR          12
     750,498.92    3.000     1.000   14.752    8.752          6          18  6M LIBOR          24
   1,407,555.06    3.000     1.000   16.108   10.108          6          19  6M LIBOR          24
     117,919.47    3.000     1.000   15.790    9.790          6          19  6M LIBOR          24
     171,029.37    3.000     1.000   16.477   10.477          6          55  6M LIBOR          24
   1,501,484.00    3.000     1.000   15.358    9.358          6          19  6M LIBOR          24
   1,502,845.32    3.000     1.000   14.797    8.797          6          20  6M LIBOR          24
     158,228.47    3.000     1.000   15.205    9.205          6          55  6M LIBOR          36
     399,484.55    3.000     1.000   13.625    7.625          6          55  6M LIBOR          24
     164,091.00    3.000     1.000   14.610    8.610          6          19  6M LIBOR          24
     379,513.81    3.000     1.000   13.650    7.650          6          19  6M LIBOR          24
     639,762.55    3.000     1.000   14.564    8.564          6          19  6M LIBOR          12
     895,837.94    3.000     1.000   15.117    9.117          6          19  6M LIBOR          12
     384,794.68    3.000     1.000   14.550    8.550          6          55  6M LIBOR          12
  12,872,240.65    3.000     1.000   15.657    9.697          6          20  6M LIBOR          24
  13,992,174.39    3.000     1.000   14.543    8.598          6          20  6M LIBOR          24
   3,999,844.13    3.000     1.000   14.159    8.159          6          20  6M LIBOR          24
     209,614.46    3.000     1.000   16.672   10.672          6          31  6M LIBOR          36
     420,061.06    3.000     1.000   15.048    9.048          6          31  6M LIBOR          36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

            GROUP I OPTION ONE ADJUSTABLE RATE MORTGAGE LOANS, CONT.


                                                             ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                           AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                              NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
---------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
     737,964.00     8.471     8.171       360        356             360             356         0          0      5.739
   1,793,262.89     7.596     7.296       360        356             480             476         0          0      5.751
   1,109,600.00     7.160     6.860       360        356             300             300        60         56      5.718
   1,320,103.28     9.592     9.292       360        355             360             355         0          0      5.927
  14,568,754.67     9.981     9.681       360        355             360             355         0          0      5.969
      59,933.76    12.230    11.930       360        355             360             355         0          0      5.850
   1,163,042.13     8.530     8.230       360        355             480             475         0          0      5.850
   8,271,110.88     9.095     8.795       360        355             480             475         0          0      5.892
     554,902.88    10.085     9.785       360        355             360             355         0          0      5.901
     325,398.07    10.714    10.414       360        355             360             355         0          0      5.956
      99,703.33    11.025    10.725       360        355             480             475         0          0      5.850
     149,986.54     9.450     9.150       360        355             480             475         0          0      5.850
   1,164,694.89     8.001     7.701       360        355             300             300        60         55      5.932
  11,397,705.15     7.850     7.550       360        355             300             300        60         55      5.941
     767,488.27     8.479     8.179       360        355             300             300        60         55      5.883
     879,000.00     8.225     7.925       360        355             300             300        60         55      5.850
  25,789,324.81     9.775     9.475       360        355             360             355         0          0      5.819
  14,771,428.82     9.095     8.795       360        355             480             475         0          0      5.853
     416,916.75     8.866     8.566       360        356             360             356         0          0      5.649
     284,631.53    10.356    10.056       360        355             480             475         0          0      5.618
   1,009,991.88    10.186     9.886       360        356             360             356         0          0      5.780
   1,244,032.82     9.282     8.982       360        355             480             475         0          0      5.888
   3,615,043.31     8.552     8.252       360        355             300             300        60         55      5.753
     120,000.00     9.230     8.930       360        354             300             300        60         54      6.300

                                                                 NUMBER OF
                                                                   MONTHS               ORIGINAL
                 INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                   RATE                                 CHANGE      RATE               PREPAYMENT
CURRENT BALANCE   CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
      ($)         CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
     737,964.00    3.000     1.000   14.471    8.471          6          56  6M LIBOR          36
   1,793,262.89    3.000     1.000   13.596    7.596          6          56  6M LIBOR          36
   1,109,600.00    3.000     1.000   13.160    7.160          6          56  6M LIBOR          36
   1,320,103.28    3.000     1.000   15.592    9.592          6          19  6M LIBOR          12
  14,568,754.67    3.000     1.000   15.944    9.981          6          19  6M LIBOR          24
      59,933.76    3.000     1.000   18.230   12.230          6          19  6M LIBOR          36
   1,163,042.13    3.000     1.000   14.530    8.530          6          19  6M LIBOR          12
   8,271,110.88    3.000     1.000   15.095    9.095          6          19  6M LIBOR          24
     554,902.88    3.000     1.000   16.085   10.085          6          31  6M LIBOR          36
     325,398.07    3.000     1.000   16.714   10.714          6          55  6M LIBOR          36
      99,703.33    3.000     1.000   17.025   11.025          6          55  6M LIBOR          12
     149,986.54    3.000     1.000   15.450    9.450          6          55  6M LIBOR          36
   1,164,694.89    3.000     1.000   14.001    8.001          6          19  6M LIBOR          12
  11,397,705.15    3.000     1.000   13.850    7.850          6          19  6M LIBOR          24
     767,488.27    3.000     1.000   14.479    8.479          6          31  6M LIBOR          36
     879,000.00    3.000     1.000   14.225    8.225          6          55  6M LIBOR          36
  25,789,324.81    3.000     1.000   15.762    9.775          6          19  6M LIBOR           0
  14,771,428.82    3.000     1.000   15.095    9.095          6          19  6M LIBOR           0
     416,916.75    3.000     1.000   14.866    8.866          6          32  6M LIBOR           0
     284,631.53    3.000     1.000   16.356   10.356          6          31  6M LIBOR           0
   1,009,991.88    3.000     1.000   16.186   10.186          6          56  6M LIBOR           0
   1,244,032.82    3.000     1.000   15.282    9.282          6          55  6M LIBOR           0
   3,615,043.31    3.000     1.000   14.552    8.552          6          19  6M LIBOR           0
     120,000.00    3.000     1.000   15.230    9.230          6          54  6M LIBOR           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                  GROUP II OWNIT ADJUSTABLE RATE MORTGAGE LOANS


                                                             ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                           AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                              NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
---------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
     567,397.11     9.032     8.532       360        354             540             534         0          0      7.887
   1,600,499.48     7.970     7.470       360        355             540             535         0          0      6.790
      58,255.28     6.990     6.490       360        357             360             357         0          0      5.750
     767,906.43     8.589     8.089       360        356             360             356         0          0      6.987
   1,001,274.57     7.900     7.400       360        355             360             355         0          0      6.495
     254,588.37     6.880     6.380       360        357             480             477         0          0      6.125
     503,622.61     7.577     7.077       360        357             600             597         0          0      6.183
     549,556.25     9.166     8.666       360        352             540             532         0          0      8.166
     754,133.35     8.879     8.379       360        356             360             356         0          0      6.737
     797,910.96     8.225     7.725       360        357             540             537         0          0      6.467
     932,505.20     7.755     7.255       360        357             600             597         0          0      6.040
     190,400.00     7.990     7.490       360        357             300             300        60         57      6.125
     665,569.99     6.990     6.490       360        356             300             300        60         56      6.375
     187,090.00     6.990     6.490       360        357             300             300        60         57      6.125
     211,871.82     6.125     5.625       360        357             600             597         0          0      6.125
     351,713.75     8.886     8.386       360        355             540             535         0          0      7.886
   1,045,097.56     7.450     6.950       360        355             540             535         0          0      6.257
   1,440,492.17     7.815     7.315       360        355             360             355         0          0      6.612
     108,769.95     8.130     7.630       360        357             480             477         0          0      6.250
      75,958.16     6.880     6.380       360        357             540             537         0          0      6.125
     238,255.25     6.750     6.250       360        356             600             596         0          0      6.125
     536,357.97     8.463     7.963       360        357             600             597         0          0      6.364
     160,902.83     8.781     8.281       360        357             540             537         0          0      6.325
     219,449.35     8.750     8.250       360        355             540             535         0          0      7.750
     186,181.70     7.250     6.750       360        341             360             341         0          0      6.250
     149,485.38     8.000     7.500       360        355             540             535         0          0      7.000
      88,852.40    10.250     9.750       360        353             540             533         0          0      7.750
      88,141.91     9.500     9.000       360        352             360             352         0          0      7.750
     251,900.05     7.880     7.380       360        357             540             537         0          0      6.125
     169,357.11     7.130     6.630       360        357             540             537         0          0      6.000
     518,084.30     7.333     6.833       360        357             600             597         0          0      6.125
     331,898.52     8.250     7.750       360        356             600             596         0          0      6.125
     800,000.00     8.875     8.375       360        356             240             240       120        116      2.250
   2,463,956.15     7.675     7.175       360        357             540             537         0          0      6.142
   1,179,657.90     8.155     7.655       360        357             360             357         0          0      6.720
   3,005,181.88     7.689     7.189       360        357             600             597         0          0      6.222
     277,864.46     7.250     6.750       360        357             540             537         0          0      6.125
     250,710.34     7.400     6.900       360        357             600             597         0          0      6.250


                                                                  NUMBER OF
                                                                   MONTHS               ORIGINAL
                 INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                   RATE                                 CHANGE      RATE               PREPAYMENT
CURRENT BALANCE   CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
      ($)         CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE      INDEX    EXPIRATION
---------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
     567,397.11    3.000     1.000   15.032    9.032         12          18  6M LIBOR          24
   1,600,499.48    3.000     1.000   13.970    7.970         12          19  6M LIBOR          36
      58,255.28    3.000     1.000   12.990    6.990          6          21  6M LIBOR          12
     767,906.43    3.000     1.000   14.400    8.400          6          20  6M LIBOR          24
   1,001,274.57    3.000     1.000   13.873    7.873          6          19  6M LIBOR          36
     254,588.37    3.000     1.000   12.875    6.875          6          21  6M LIBOR          24
     503,622.61    3.000     1.000   13.574    7.574          6          21  6M LIBOR          36
     549,556.25    3.000     1.000   15.166    9.166         12          28  6M LIBOR          36
     754,133.35    3.000     1.000   14.750    8.750          6          32  6M LIBOR          36
     797,910.96    3.000     1.000   14.224    8.224          6          33  6M LIBOR          36
     932,505.20    3.000     1.000   13.581    7.581          6          33  6M LIBOR          36
     190,400.00    3.000     1.000   13.990    7.990          6          21  6M LIBOR          24
     665,569.99    3.000     1.000   12.990    6.990          6          20  6M LIBOR          36
     187,090.00    3.000     1.000   12.990    6.990          6          33  6M LIBOR          36
     211,871.82    3.000     1.000   12.125    6.125          6          21  6M LIBOR          36
     351,713.75    3.000     1.000   14.886    8.886         12          19  6M LIBOR          12
   1,045,097.56    3.000     1.000   13.450    7.450         12          19  6M LIBOR          24
   1,440,492.17    3.000     1.000   13.815    7.815          6          19  6M LIBOR          24
     108,769.95    3.000     1.000   13.990    7.990          6          21  6M LIBOR          24
      75,958.16    3.000     1.000   12.875    6.875          6          21  6M LIBOR          24
     238,255.25    3.000     1.000   12.750    6.750          6          20  6M LIBOR          12
     536,357.97    3.000     1.000   14.461    8.461          6          21  6M LIBOR          24
     160,902.83    3.000     1.000   14.776    8.776          6          33  6M LIBOR          36
     219,449.35    3.000     1.000   14.750    8.750         12          19  6M LIBOR          24
     186,181.70    3.000     1.000   13.250    7.250          6           5  6M LIBOR          36
     149,485.38    3.000     1.000   14.000    8.000         12          31  6M LIBOR          36
      88,852.40    3.000     1.000   16.250   10.250         12          17  6M LIBOR          24
      88,141.91    3.000     1.000   15.500    9.500          6          16  6M LIBOR          24
     251,900.05    3.000     1.000   13.875    7.875         12          21  6M LIBOR          24
     169,357.11    3.000     1.000   13.125    7.125          6          21  6M LIBOR          12
     518,084.30    3.000     1.000   13.331    7.331          6          21  6M LIBOR          12
     331,898.52    3.000     1.000   14.250    8.250          6          32  6M LIBOR          36
     800,000.00    3.000     1.000   14.875    8.875         12          56  6M LIBOR          12
   2,463,956.15    3.000     1.000   13.637    7.637         12          21  6M LIBOR          24
   1,179,657.90    3.000     1.000   14.153    8.153          6          21  6M LIBOR          24
   3,005,181.88    3.000     1.000   13.624    7.624          6          21  6M LIBOR          24
     277,864.46    3.000     1.000   13.250    7.250         12          21  6M LIBOR          36
     250,710.34    3.000     1.000   13.400    7.400          6          21  6M LIBOR          36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

              GROUP II OWNIT ADJUSTABLE RATE MORTGAGE LOANS, CONT.



                                                             ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                           AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                              NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
---------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
   1,141,015.99     8.191     7.691       360        357             540             537         0          0      6.244
     218,369.21     8.880     8.380       360        357             540             537         0          0      6.125
     132,955.37     7.250     6.750       360        357             600             597         0          0      5.750
     179,915.76     7.380     6.880       360        357             540             537         0          0      6.125
      71,225.51     9.500     9.000       360        356             540             536         0          0      7.875
     316,738.88     7.999     7.499       360        355             360             355         0          0      6.999
     198,333.44     7.250     6.750       360        357             600             597         0          0      6.125
     157,438.92     9.990     9.490       360        355             540             535         0          0      7.990
     239,381.79     8.929     8.429       360        357             360             357         0          0      6.532
     111,155.11     6.750     6.250       360        357             600             597         0          0      6.125
     676,209.66     7.727     7.227       360        357             600             597         0          0      6.125
     471,161.52     7.250     6.750       360        357             360             357         0          0      6.125
     447,790.34     7.380     6.880       360        357             540             537         0          0      6.125
   1,717,091.80     7.984     7.484       360        353             480             473         0          0      6.865
   2,442,422.15     7.842     7.342       360        353             480             473         0          0      6.550
  15,116,037.25     7.733     7.233       360        355             540             535         0          0      6.340
  75,041,150.19     7.515     7.015       360        355             540             535         0          0      6.414
   4,806,299.13     7.861     7.361       360        355             540             535         0          0      6.581
   2,073,543.20     7.831     7.331       360        356             360             356         0          0      6.377
   7,543,776.19     7.847     7.347       360        355             360             355         0          0      6.255
     459,297.79     7.380     6.880       360        357             360             357         0          0      6.625
     267,124.25     8.291     7.791       360        351             360             351         0          0      7.037
   2,060,109.39     7.642     7.142       360        357             480             477         0          0      6.106
   1,867,452.06     7.236     6.736       360        357             540             537         0          0      6.125
   3,824,941.60     7.562     7.062       360        357             540             537         0          0      6.189
  13,320,241.07     7.649     7.149       360        357             600             597         0          0      6.175
  51,142,908.69     7.645     7.145       360        357             600             597         0          0      6.176
   2,358,893.01     7.634     7.134       360        357             600             597         0          0      6.258
     831,242.12     8.357     7.857       360        354             540             534         0          0      7.412
   1,677,787.37     8.732     8.232       360        353             540             533         0          0      7.745
  22,019,138.96     7.500     7.000       360        355             540             535         0          0      6.409
     551,823.22     7.380     6.880       360        357             600             597         0          0      6.125
     175,025.30     7.700     7.200       360        356             600             596         0          0      5.625
     491,692.79     6.637     6.137       360        357             600             597         0          0      6.125
      97,065.78     7.880     7.380       360        357             360             357         0          0      6.125
     661,127.35     7.602     7.102       360        356             360             356         0          0      6.308
     251,644.99     8.612     8.112       360        355             360             355         0          0      7.240
     164,673.71     6.990     6.490       360        357             480             477         0          0      6.125
   1,343,100.23     7.339     6.839       360        357             540             537         0          0      6.203



                                                                  NUMBER OF
                                                                   MONTHS               ORIGINAL
                 INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                   RATE                                 CHANGE      RATE               PREPAYMENT
CURRENT BALANCE   CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
      ($)         CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE      INDEX    EXPIRATION
---------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
   1,141,015.99    3.000     1.000   14.190    8.190         12          33  6M LIBOR          36
     218,369.21    3.000     1.000   14.875    8.875          6          33  6M LIBOR          36
     132,955.37    3.000     1.000   13.250    7.250          6          57  6M LIBOR          36
     179,915.76    3.000     1.000   13.375    7.375          6          21  6M LIBOR          36
      71,225.51    3.000     1.000   15.500    9.500         12          20  6M LIBOR           6
     316,738.88    3.000     1.000   13.999    7.999          6          19  6M LIBOR          24
     198,333.44    3.000     1.000   13.250    7.250          6          21  6M LIBOR           6
     157,438.92    3.000     1.000   15.990    9.990         12          31  6M LIBOR           6
     239,381.79    3.000     1.000   14.924    8.924          6          33  6M LIBOR           6
     111,155.11    3.000     1.000   12.750    6.750          6          33  6M LIBOR          36
     676,209.66    3.000     1.000   13.725    7.725          6          21  6M LIBOR          24
     471,161.52    3.000     1.000   13.250    7.250          6          21  6M LIBOR          24
     447,790.34    3.000     1.000   13.375    7.375          6          21  6M LIBOR          24
   1,717,091.80    3.000     1.000   13.984    7.984         12          17  6M LIBOR          12
   2,442,422.15    3.000     1.000   13.842    7.842         12          17  6M LIBOR          24
  15,116,037.25    3.000     1.000   13.733    7.733         12          19  6M LIBOR          12
  75,041,150.19    3.000     1.000   13.515    7.515         12          19  6M LIBOR          24
   4,806,299.13    3.000     1.000   13.861    7.861         12          19  6M LIBOR          36
   2,073,543.20    3.000     1.000   13.780    7.780          6          20  6M LIBOR          12
   7,543,776.19    3.000     1.000   13.846    7.846          6          19  6M LIBOR          24
     459,297.79    3.000     1.000   13.375    7.375          6          21  6M LIBOR          36
     267,124.25    3.000     1.000   14.291    8.291          6          15  6M LIBOR           6
   2,060,109.39    3.000     1.000   13.639    7.639          6          21  6M LIBOR          24
   1,867,452.06    3.000     1.000   13.235    7.235          6          21  6M LIBOR          12
   3,824,941.60    3.000     1.000   13.560    7.560          6          21  6M LIBOR          24
  13,320,241.07    3.000     1.000   13.647    7.647          6          21  6M LIBOR          12
  51,142,908.69    3.000     1.000   13.641    7.641          6          21  6M LIBOR          24
   2,358,893.01    3.000     1.000   13.631    7.631          6          21  6M LIBOR          36
     831,242.12    3.000     1.000   14.356    8.356         12          30  6M LIBOR          12
   1,677,787.37    3.000     1.000   14.730    8.730         12          29  6M LIBOR          24
  22,019,138.96    3.000     1.000   13.498    7.498         12          31  6M LIBOR          36
     551,823.22    3.000     1.000   13.375    7.375         12          33  6M LIBOR          12
     175,025.30    3.000     1.000   13.700    7.700         12          32  6M LIBOR          24
     491,692.79    3.000     1.000   12.635    6.635         12          33  6M LIBOR          36
      97,065.78    3.000     1.000   13.875    7.875          6          33  6M LIBOR          24
     661,127.35    3.000     1.000   13.600    7.600          6          32  6M LIBOR          36
     251,644.99    3.000     1.000   14.612    8.612          6          31  6M LIBOR           6
     164,673.71    3.000     1.000   12.990    6.990          6          33  6M LIBOR          24
   1,343,100.23    3.000     1.000   13.337    7.337          6          33  6M LIBOR          36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

              GROUP II OWNIT ADJUSTABLE RATE MORTGAGE LOANS, CONT.


                                                                 ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                               AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                                  NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
                     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
CURRENT BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
-------------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
         379,928.95     6.950     6.450       360        357             600             597         0          0      6.125
       5,062,658.02     7.627     7.127       360        357             600             597         0          0      6.239
         394,086.95     7.125     6.625       360        355             540             535         0          0      6.125
       1,526,486.74     7.302     6.802       360        356             540             536         0          0      6.192
       1,091,470.33     7.394     6.894       360        356             600             596         0          0      6.125
         370,711.20     7.231     6.731       360        349             360             349         0          0      6.141
         493,874.54     7.990     7.490       360        357             600             597         0          0      6.875
         477,743.19     5.753     5.253       360        356             540             536         0          0      6.205
       2,080,000.00     7.731     7.231       360        356             240             240       120        116      2.250
         299,920.00     7.375     6.875       360        357             240             240       120        117      2.250
       2,166,348.47     7.637     7.137       360        357             240             240       120        117      2.250
      10,296,292.27     7.550     7.050       360        356             300             300        60         56      6.331
      48,520,160.57     7.265     6.765       360        355             300             300        60         55      6.207
       7,657,717.64     7.068     6.568       360        356             300             300        60         56      6.114
         738,192.99     6.807     6.307       360        356             300             300        60         56      5.923
         337,500.00     6.750     6.250       360        357             300             300        60         57      6.000
       2,649,592.00     7.034     6.534       360        355             300             300        60         55      6.151
         419,873.97     8.501     8.001       360        356             480             476         0          0      6.420
       6,280,208.07     8.211     7.711       360        356             540             536         0          0      6.637
       3,338,473.53     7.684     7.184       360        356             360             356         0          0      6.387
         319,147.57     9.880     9.380       360        357             480             477         0          0      6.625
       6,040,829.26     7.908     7.408       360        357             540             537         0          0      6.158
      20,749,238.93     7.499     6.999       360        357             600             597         0          0      6.187
         633,493.61     6.993     6.493       360        351             480             471         0          0      6.032
      12,121,009.40     8.251     7.751       360        354             540             534         0          0      6.843
         246,643.25     7.867     7.367       360        356             600             596         0          0      6.308
       4,201,491.32     8.086     7.586       360        356             360             356         0          0      6.699
         413,271.29     7.808     7.308       360        357             480             477         0          0      6.125
       2,396,199.74     7.494     6.994       360        357             540             537         0          0      6.367
       6,165,872.96     7.593     7.093       360        357             600             597         0          0      6.261
       6,366,051.66     7.371     6.871       360        357             360             357         0          0      2.849
       1,023,716.72     6.900     6.400       360        357             540             537         0          0      6.168
         316,065.33     6.805     6.305       360        357             600             597         0          0      6.359
       1,575,000.00     7.000     6.500       360        354             240             240       120        114      6.000
       2,013,708.89     7.606     7.106       360        357             240             240       120        117      2.250
       1,391,263.85     7.266     6.766       360        357             240             240       120        117      2.250

                                                                      NUMBER OF
                                                                       MONTHS               ORIGINAL
                     INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                       RATE                                 CHANGE      RATE               PREPAYMENT
                      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
CURRENT BALANCE ($)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
         379,928.95    3.000     1.000   12.950    6.950          6          33  6M LIBOR          24
       5,062,658.02    3.000     1.000   13.600    7.600          6          33  6M LIBOR          36
         394,086.95    3.000     1.000   13.125    7.125         12          55  6M LIBOR          24
       1,526,486.74    3.000     1.000   13.302    7.302         12          56  6M LIBOR          36
       1,091,470.33    3.000     1.000   13.394    7.394         12          56  6M LIBOR          12
         370,711.20    3.000     1.000   13.228    7.228          6          49  6M LIBOR          36
         493,874.54    3.000     1.000   13.990    7.990          6          57  6M LIBOR          36
         477,743.19    3.000     1.000   11.750    5.750         12          80  6M LIBOR          36
       2,080,000.00    3.000     1.000   13.731    7.731         12          56  6M LIBOR          12
         299,920.00    3.000     1.000   12.875    6.875         12          57  6M LIBOR          24
       2,166,348.47    3.000     1.000   13.637    7.637         12          57  6M LIBOR          36
      10,296,292.27    3.000     1.000   13.549    7.549          6          20  6M LIBOR          12
      48,520,160.57    3.000     1.000   13.264    7.264          6          19  6M LIBOR          24
       7,657,717.64    3.000     1.000   13.067    7.067          6          20  6M LIBOR          36
         738,192.99    3.000     1.000   12.807    6.807          6          32  6M LIBOR          36
         337,500.00    3.000     1.000   12.750    6.750          6          57  6M LIBOR          24
       2,649,592.00    3.000     1.000   13.032    7.032          6          55  6M LIBOR          36
         419,873.97    3.000     1.000   14.498    8.498         12          20  6M LIBOR           0
       6,280,208.07    3.000     1.000   14.210    8.210         12          20  6M LIBOR           0
       3,338,473.53    3.000     1.000   13.682    7.682          6          20  6M LIBOR           0
         319,147.57    3.000     1.000   15.875    9.875          6          21  6M LIBOR           0
       6,040,829.26    3.000     1.000   13.905    7.905          6          21  6M LIBOR           0
      20,749,238.93    3.000     1.000   13.498    7.498          6          21  6M LIBOR           0
         633,493.61    3.000     1.000   12.993    6.993         12          27  6M LIBOR           0
      12,121,009.40    3.000     1.000   14.250    8.250         12          30  6M LIBOR           0
         246,643.25    3.000     1.000   13.864    7.864         12          32  6M LIBOR           0
       4,201,491.32    3.000     1.000   14.085    8.085          6          32  6M LIBOR           0
         413,271.29    3.000     1.000   13.808    7.808          6          33  6M LIBOR           0
       2,396,199.74    3.000     1.000   13.492    7.492          6          33  6M LIBOR           0
       6,165,872.96    3.000     1.000   13.590    7.590          6          33  6M LIBOR           0
       6,366,051.66    3.000     1.000   13.370    7.370          6          57  6M LIBOR           0
       1,023,716.72    3.000     1.000   12.898    6.898          6          57  6M LIBOR           0
         316,065.33    3.000     1.000   12.805    6.805          6          57  6M LIBOR           0
       1,575,000.00    3.000     1.000   13.000    7.000         12         114  6M LIBOR           0
       2,013,708.89    3.000     1.000   13.606    7.606         12          57  6M LIBOR           0
       1,391,263.85    3.000     1.000   13.266    7.266          6          57  6M LIBOR           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

              GROUP II OWNIT ADJUSTABLE RATE MORTGAGE LOANS, CONT.


                                                                 ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                               AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                                  NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
                     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
CURRENT BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
-------------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
      12,822,959.95     7.066     6.566       360        355             300             300        60         55      6.110
       1,269,561.70     7.064     6.564       360        356             300             300        60         56      4.980
       1,363,120.00     7.258     6.758       360        357             300             300        60         57      4.785

                                                                      NUMBER OF
                                                                       MONTHS               ORIGINAL
                     INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                       RATE                                 CHANGE      RATE               PREPAYMENT
                      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
CURRENT BALANCE ($)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
      12,822,959.95    3.000     1.000   13.065    7.065          6          19  6M LIBOR           0
       1,269,561.70    3.000     1.000   13.064    7.064          6          32  6M LIBOR           0
       1,363,120.00    3.000     1.000   13.257    7.257          6          57  6M LIBOR           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

               GROUP II OPTION ONE ADJUSTABLE RATE MORTGAGE LOANS


                                                             ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                           AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                              NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
---------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
     164,575.87    10.250     9.950       360        354             360             354         0          0      5.850
   5,763,662.78     9.902     9.602       360        355             360             355         0          0      5.877
     156,100.96    10.525    10.225       360        356             360             356         0          0      6.100
     607,286.09     9.966     9.666       360        354             480             474         0          0      5.850
   4,004,731.10     9.807     9.507       360        355             480             475         0          0      5.906
     167,906.45     9.530     9.230       360        356             480             476         0          0      5.850
      79,799.26    10.280     9.980       360        356             360             356         0          0      6.100
     254,275.32    10.875    10.575       360        355             480             475         0          0      5.850
     261,751.73     9.990     9.690       360        355             480             475         0          0      5.850
     122,819.48     9.925     9.625       360        356             480             476         0          0      5.060
     384,675.00     9.939     9.639       360        355             300             300        60         55      6.126
     450,901.37     9.525     9.225       360        355             360             355         0          0      5.850
   2,490,591.75     9.724     9.424       360        356             360             356         0          0      5.829
     846,558.39     9.082     8.782       360        355             480             475         0          0      5.850
     377,272.48    10.200     9.900       360        355             480             475         0          0      5.850
     275,000.00     9.580     9.280       360        355             300             300        60         55      5.850
   1,744,164.00     9.094     8.794       360        355             300             300        60         55      5.865
   2,035,682.94    10.062     9.762       360        355             360             355         0          0      5.897
     178,405.50    10.625    10.325       360        355             480             475         0          0      5.850
     549,164.13    10.500    10.200       360        355             360             355         0          0      6.250
     680,690.06     8.780     8.480       360        355             360             355         0          0      5.850
     284,593.59     9.700     9.400       360        356             360             356         0          0      5.850
   2,186,252.95     8.720     8.420       360        355             480             475         0          0      5.842
     549,203.19     9.625     9.325       360        356             360             356         0          0      5.600
     541,455.05     8.250     7.950       360        356             360             356         0          0      5.850
     521,782.24     7.400     7.100       360        355             480             475         0          0      5.850
   3,002,330.00     8.427     8.127       360        356             300             300        60         56      5.784
     779,450.00     7.620     7.320       360        356             300             300        60         56      5.850
   9,659,027.27     9.730     9.430       360        356             360             356         0          0      5.870
  19,679,791.83     8.599     8.299       360        356             480             476         0          0      5.752
  14,352,631.41     8.003     7.703       360        355             300             300        60         55      5.668
     500,000.00     8.700     8.400       360        356             300             300        60         56      5.600
      55,046.66    11.500    11.200       360        356             360             356         0          0      5.600
     107,816.66    10.275     9.975       360        355             360             355         0          0      5.850
     472,477.19     7.550     7.250       360        355             480             475         0          0      5.850
     777,516.25     7.401     7.101       360        355             360             355         0          0      5.850

                                                                  NUMBER OF
                                                                   MONTHS               ORIGINAL
                 INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                   RATE                                 CHANGE      RATE               PREPAYMENT
CURRENT BALANCE   CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
      ($)         CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE      INDEX    EXPIRATION
---------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
     164,575.87    3.000     1.000   16.250   10.250          6          18  6M LIBOR          12
   5,763,662.78    3.000     1.000   15.870    9.902          6          19  6M LIBOR          24
     156,100.96    3.000     1.000   16.525   10.525          6          20  6M LIBOR          36
     607,286.09    3.000     1.000   15.966    9.966          6          18  6M LIBOR          12
   4,004,731.10    3.000     1.000   15.807    9.807          6          19  6M LIBOR          24
     167,906.45    3.000     1.000   15.530    9.530          6          20  6M LIBOR          36
      79,799.26    3.000     1.000   16.280   10.280          6          32  6M LIBOR          36
     254,275.32    3.000     1.000   16.875   10.875          6          31  6M LIBOR          12
     261,751.73    3.000     1.000   15.990    9.990          6          31  6M LIBOR          30
     122,819.48    3.000     1.000   15.925    9.925          6          32  6M LIBOR          36
     384,675.00    3.000     1.000   15.939    9.939          6          19  6M LIBOR          24
     450,901.37    3.000     1.000   15.525    9.525          6          19  6M LIBOR          12
   2,490,591.75    3.000     1.000   15.724    9.724          6          20  6M LIBOR          24
     846,558.39    3.000     1.000   15.082    9.082          6          19  6M LIBOR          12
     377,272.48    3.000     1.000   16.200   10.200          6          19  6M LIBOR          24
     275,000.00    3.000     1.000   15.580    9.580          6          19  6M LIBOR          12
   1,744,164.00    3.000     1.000   15.094    9.094          6          19  6M LIBOR          24
   2,035,682.94    3.000     1.000   16.062   10.062          6          19  6M LIBOR          24
     178,405.50    3.000     1.000   16.625   10.625          6          19  6M LIBOR          24
     549,164.13    3.000     1.000   16.500   10.500          6          19  6M LIBOR          12
     680,690.06    3.000     1.000   14.780    8.780          6          19  6M LIBOR          24
     284,593.59    3.000     1.000   15.700    9.700          6          20  6M LIBOR          12
   2,186,252.95    3.000     1.000   14.720    8.720          6          19  6M LIBOR          12
     549,203.19    3.000     1.000   15.625    9.625          6          32  6M LIBOR          12
     541,455.05    3.000     1.000   14.250    8.250          6          56  6M LIBOR          12
     521,782.24    3.000     1.000   13.400    7.400          6          55  6M LIBOR          12
   3,002,330.00    3.000     1.000   14.427    8.427          6          20  6M LIBOR          12
     779,450.00    3.000     1.000   13.620    7.620          6          56  6M LIBOR          12
   9,659,027.27    3.000     1.000   15.730    9.730          6          20  6M LIBOR          24
  19,679,791.83    3.000     1.000   14.574    8.599          6          20  6M LIBOR          24
  14,352,631.41    3.000     1.000   14.003    8.003          6          19  6M LIBOR          24
     500,000.00    3.000     1.000   14.700    8.700          6          56  6M LIBOR          24
      55,046.66    3.000     1.000   17.500   11.500          6          20  6M LIBOR          36
     107,816.66    3.000     1.000   16.275   10.275          6          31  6M LIBOR          36
     472,477.19    3.000     1.000   13.550    7.550          6          31  6M LIBOR          36
     777,516.25    3.000     1.000   13.401    7.401          6          55  6M LIBOR          36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

            GROUP II OPTION ONE ADJUSTABLE RATE MORTGAGE LOANS, CONT.


                                                             ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                           AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                              NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
CURRENT BALANCE  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
      ($)         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
---------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
     610,713.59     7.719     7.419       360        356             480             476         0          0      5.850
   1,746,992.00     7.297     6.997       360        355             300             300        60         55      5.793
     715,496.07     8.964     8.664       360        354             360             354         0          0      5.850
  11,942,210.21    10.180     9.880       360        355             360             355         0          0      5.936
   6,389,385.65     8.826     8.526       360        355             480             475         0          0      5.893
  12,356,828.52     8.861     8.561       360        355             480             475         0          0      5.867
      50,291.49    12.000    11.700       360        355             360             355         0          0      4.000
     510,919.29     7.237     6.937       360        355             480             475         0          0      5.974
   4,029,631.00     8.502     8.202       360        355             300             300        60         55      5.850
  29,691,023.09     8.080     7.780       360        355             300             300        60         55      5.876
     695,400.00     8.300     8.000       360        355             300             300        60         55      5.850
   3,587,902.00     7.200     6.900       360        355             300             300        60         55      5.850
  13,338,248.10     9.702     9.402       360        355             360             355         0          0      5.932
  11,039,821.00     8.522     8.222       360        356             480             476         0          0      5.862
     125,647.04     9.950     9.650       360        355             360             355         0          0      5.850
     304,751.61     9.200     8.900       360        355             480             475         0          0      5.850
     154,727.17    12.400    12.100       360        356             360             356         0          0      5.800
     582,311.57     7.930     7.630       360        355             480             475         0          0      5.850
   9,508,392.51     8.793     8.493       360        355             300             300        60         55      5.815
     350,000.00     8.690     8.390       360        354             300             300        60         54      5.850
     391,750.00     9.090     8.790       360        356             300             300        60         56      5.850

                                                                  NUMBER OF
                                                                   MONTHS               ORIGINAL
                 INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                   RATE                                 CHANGE      RATE               PREPAYMENT
CURRENT BALANCE   CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
      ($)         CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE      INDEX    EXPIRATION
---------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
     610,713.59    3.000     1.000   13.719    7.719          6          56  6M LIBOR          36
   1,746,992.00    3.000     1.000   13.297    7.297          6          55  6M LIBOR          36
     715,496.07    3.000     1.000   14.964    8.964          6          18  6M LIBOR          12
  11,942,210.21    3.000     1.000   16.180   10.180          6          19  6M LIBOR          24
   6,389,385.65    3.000     1.000   14.826    8.826          6          19  6M LIBOR          12
  12,356,828.52    3.000     1.000   14.861    8.861          6          19  6M LIBOR          24
      50,291.49    3.000     1.000   18.000   12.000          6          31  6M LIBOR          36
     510,919.29    3.000     1.000   13.237    7.237          6          55  6M LIBOR          36
   4,029,631.00    3.000     1.000   14.502    8.502          6          19  6M LIBOR          12
  29,691,023.09    3.000     1.000   14.080    8.080          6          19  6M LIBOR          24
     695,400.00    3.000     1.000   14.300    8.300          6          55  6M LIBOR          24
   3,587,902.00    3.000     1.000   13.200    7.200          6          55  6M LIBOR          36
  13,338,248.10    3.000     1.000   15.642    9.702          6          19  6M LIBOR           0
  11,039,821.00    3.000     1.000   14.522    8.522          6          20  6M LIBOR           0
     125,647.04    3.000     1.000   15.950    9.950          6          31  6M LIBOR           0
     304,751.61    3.000     1.000   15.200    9.200          6          31  6M LIBOR           0
     154,727.17    3.000     1.000   18.400   12.400          6          56  6M LIBOR           0
     582,311.57    3.000     1.000   13.930    7.930          6          55  6M LIBOR           0
   9,508,392.51    3.000     1.000   14.793    8.793          6          19  6M LIBOR           0
     350,000.00    3.000     1.000   14.690    8.690          6          30  6M LIBOR           0
     391,750.00    3.000     1.000   15.090    9.090          6          56  6M LIBOR           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         03/30/07   04/25/07   432,262,000              8.921             10.750
2         04/25/07   05/25/07   425,657,065              7.698             10.750
3         05/25/07   06/25/07   417,816,657              7.440             10.750
4         06/25/07   07/25/07   408,759,146              7.696             10.750
5         07/25/07   08/25/07   398,517,119              7.439             10.750
6         08/25/07   09/25/07   387,148,999              7.438             10.750

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         03/30/07   04/25/07   502,559,000              8.525             10.260
2         04/25/07   05/25/07   494,725,147              7.356             10.260
3         05/25/07   06/25/07   485,421,425              7.110             10.260
4         06/25/07   07/25/07   474,666,308              7.355             10.260
5         07/25/07   08/25/07   462,492,214              7.109             10.260
6         08/25/07   09/25/07   448,990,243              7.110             10.260

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         03/30/07   04/25/07   244,479,000              7.678              9.225
2         04/25/07   05/25/07   244,479,000              6.484              9.225
3         05/25/07   06/25/07   244,479,000              6.233              9.225
4         06/25/07   07/25/07   244,479,000              6.482              9.225
5         07/25/07   08/25/07   244,479,000              6.231              9.225
6         08/25/07   09/25/07   244,479,000              6.231              9.225

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                             SWAP CONTRACT SCHEDULE

         BEGINNING    ENDING      NOTIONAL         FIXED
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------
1         03/30/07   04/25/07             0               N/A
2         04/25/07   05/25/07             0               N/A
3         05/25/07   06/25/07             0               N/A
4         06/25/07   07/25/07             0               N/A
5         07/25/07   08/25/07             0               N/A
6         08/25/07   09/25/07             0               N/A
7         09/25/07   10/25/07   997,020,580             5.000
8         10/25/07   11/25/07   959,373,850             5.000
9         11/25/07   12/25/07   919,189,168             5.000
10        12/25/07   01/25/08   879,041,460             5.000
11        01/25/08   02/25/08   841,618,866             5.000
12        02/25/08   03/25/08   807,329,372             5.000
13        03/25/08   04/25/08   775,477,098             5.000
14        04/25/08   05/25/08   745,645,149             5.000
15        05/25/08   06/25/08   717,482,386             5.000
16        06/25/08   07/25/08   690,544,398             5.000
17        07/25/08   08/25/08   664,999,751             5.000
18        08/25/08   09/25/08   638,795,664             5.000
19        09/25/08   10/25/08   597,629,072             5.000
20        10/25/08   11/25/08   549,645,809             5.000
21        11/25/08   12/25/08   497,641,094             5.000
22        12/25/08   01/25/09   439,597,656             5.000
23        01/25/09   02/25/09   397,386,071             5.000
24        02/25/09   03/25/09   365,111,983             5.000
25        03/25/09   04/25/09   341,741,717             5.000
26        04/25/09   05/25/09   322,099,814             5.000
27        05/25/09   06/25/09   304,766,888             5.000
28        06/25/09   07/25/09   288,662,681             5.000
29        07/25/09   08/25/09   273,274,793             5.000
30        08/25/09   09/25/09   257,427,616             5.000

         BEGINNING    ENDING      NOTIONAL         FIXED
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------
31        09/25/09   10/25/09   256,614,787             5.000
32        10/25/09   11/25/09   251,069,507             5.000
33        11/25/09   12/25/09   235,249,588             5.000
34        12/25/09   01/25/10   218,871,952             5.000
35        01/25/10   02/25/10   204,944,998             5.000
36        02/25/10   03/25/10   192,999,553             5.000
37        03/25/10   04/25/10   182,422,812             5.000
38        04/25/10   05/25/10   172,812,781             5.000
39        05/25/10   06/25/10   164,015,273             5.000
40        06/25/10   07/25/10   155,816,026             5.000
41        07/25/10   08/25/10   148,243,605             5.000
42        08/25/10   09/25/10   141,164,469             5.000
43        09/25/10   10/25/10   134,491,489             5.000
44        10/25/10   11/25/10   128,162,657             5.000
45        11/25/10   12/25/10   122,130,736             5.000
46        12/25/10   01/25/11   116,423,636             5.000
47        01/25/11   02/25/11   111,075,514             5.000
48        02/25/11   03/25/11   106,134,223             5.000
49        03/25/11   04/25/11   101,413,838             5.000
50        04/25/11   05/25/11    97,121,298             5.000
51        05/25/11   06/25/11    93,096,070             5.000
52        06/25/11   07/25/11    89,206,510             5.000
53        07/25/11   08/25/11    85,673,473             5.000
54        08/25/11   09/25/11    82,117,032             5.000
55        09/25/11   10/25/11    78,762,963             5.000
56        10/25/11   11/25/11    75,584,401             5.000
57        11/25/11   12/25/11    72,587,940             5.000
58        12/25/11   01/25/12    69,735,587             5.000
59        01/25/12   02/25/12    67,035,446             5.000
60        02/25/12   03/25/12    64,485,204             5.000

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                              CAP CONTRACT SCHEDULE

         BEGINNING    ENDING      NOTIONAL         FIXED
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------
1         03/30/07   04/25/07             0               N/A
2         04/25/07   05/25/07             0               N/A
3         05/25/07   06/25/07             0               N/A
4         06/25/07   07/25/07             0               N/A
5         07/25/07   08/25/07             0               N/A
6         08/25/07   09/25/07             0               N/A
7         09/25/07   10/25/07    18,691,468             5.322
8         10/25/07   11/25/07    22,317,960             5.322
9         11/25/07   12/25/07    26,072,754             5.322
10        12/25/07   01/25/08    29,727,751             5.322
11        01/25/08   02/25/08    32,872,946             5.322
12        02/25/08   03/25/08    35,508,427             5.322
13        03/25/08   04/25/08    37,775,279             5.322
14        04/25/08   05/25/08    39,746,380             5.322
15        05/25/08   06/25/08    41,477,981             5.322
16        06/25/08   07/25/08    43,044,396             5.322
17        07/25/08   08/25/08    44,418,380             5.322
18        08/25/08   09/25/08    45,795,275             5.322
19        09/25/08   10/25/08    49,604,301             5.322
20        10/25/08   11/25/08    54,841,858             5.322
21        11/25/08   12/25/08    59,522,924             5.322
22        12/25/08   01/25/09    65,989,975             5.322
23        01/25/09   02/25/09    68,212,053             5.322
24        02/25/09   03/25/09    68,230,686             5.322
25        03/25/09   04/25/09    67,483,690             5.322
26        04/25/09   05/25/09    66,387,655             5.322
27        05/25/09   06/25/09    65,128,935             5.322
28        06/25/09   07/25/09    63,764,257             5.322
29        07/25/09   08/25/09    62,376,218             5.322
30        08/25/09   09/25/09    61,107,848             5.322

         BEGINNING    ENDING      NOTIONAL         FIXED
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------
31        09/25/09   10/25/09    43,773,013             5.322
32        10/25/09   11/25/09    31,521,889             5.322
33        11/25/09   12/25/09    29,369,828             5.322
34        12/25/09   01/25/10    37,742,834             5.322
35        01/25/10   02/25/10    51,669,789             5.322
36        02/25/10   03/25/10    51,868,979             5.322
37        03/25/10   04/25/10    50,531,798             5.322
38        04/25/10   05/25/10    49,167,341             5.322
39        05/25/10   06/25/10    47,835,564             5.322
40        06/25/10   07/25/10    46,515,005             5.322
41        07/25/10   08/25/10    45,229,010             5.322
42        08/25/10   09/25/10    43,969,739             5.322
43        09/25/10   10/25/10    42,737,816             5.322
44        10/25/10   11/25/10    41,526,749             5.322
45        11/25/10   12/25/10    40,333,398             5.322
46        12/25/10   01/25/11    39,165,104             5.322
47        01/25/11   02/25/11    37,983,510             5.322
48        02/25/11   03/25/11    36,747,470             5.322
49        03/25/11   04/25/11    35,641,028             5.322
50        04/25/11   05/25/11    34,393,759             5.322
51        05/25/11   06/25/11    33,150,273             5.322
52        06/25/11   07/25/11    32,028,817             5.322
53        07/25/11   08/25/11    30,793,478             5.322
54        08/25/11   09/25/11    29,804,629             5.322
55        09/25/11   10/25/11    28,825,711             5.322
56        10/25/11   11/25/11    27,861,096             5.322
57        11/25/11   12/25/11    26,913,635             5.322
58        12/25/11   01/25/12    25,991,891             5.322
59        01/25/12   02/25/12    25,090,534             5.322
60        02/25/12   03/25/12    24,212,374             5.322

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
1          4/25/2007             9.171            9.171
2          5/25/2007             7.948           11.000
3          6/25/2007             7.690           11.000
4          7/25/2007             7.946           11.000
5          8/25/2007             7.689           11.000
6          9/25/2007             7.688           11.000
7         10/25/2007             7.943           21.715
8         11/25/2007             7.686           21.498
9         12/25/2007             7.942           21.471
10         1/25/2008             7.686           21.204
11         2/25/2008             7.660           21.041
12         3/25/2008             8.188           21.173
13         4/25/2008             7.660           20.826
14         5/25/2008             7.915           20.862
15         6/25/2008             7.660           20.660
16         7/25/2008             7.915           20.711
17         8/25/2008             7.660           20.520
18         9/25/2008             7.664           20.441
19        10/25/2008             7.951           20.409
20        11/25/2008             8.301           20.803
21        12/25/2008             8.905           20.976
22         1/25/2009             9.113           20.743
23         2/25/2009             9.099           20.359
24         3/25/2009            10.044           20.708
25         4/25/2009             9.091           19.809

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
26         5/25/2009             9.401           20.003
27         6/25/2009             9.141           19.716
28         7/25/2009             9.551           19.943
29         8/25/2009             9.236           19.535
30         9/25/2009             9.233           19.337
31        10/25/2009             9.549           19.360
32        11/25/2009             9.418           19.224
33        12/25/2009             9.825           19.382
34         1/25/2010             9.599           19.365
35         2/25/2010             9.589           19.625
36         3/25/2010            10.591           20.363
37         4/25/2010             9.573           19.317
38         5/25/2010             9.885           19.615
39         6/25/2010             9.577           19.323
40         7/25/2010             9.906           19.658
41         8/25/2010             9.577           19.238
42         9/25/2010             9.568           19.123
43        10/25/2010             9.898           19.332
44        11/25/2010             9.596           19.041
45        12/25/2010             9.907           19.268
46         1/25/2011             9.582           18.888
47         2/25/2011             9.571           18.782
48         3/25/2011            10.571           19.668
49         4/25/2011             9.550           18.588
50         5/25/2011             9.857           18.809

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
51         6/25/2011             9.529           18.440
52         7/25/2011             9.836           18.688
53         8/25/2011             9.508           18.296
54         9/25/2011             9.497           18.216
55        10/25/2011             9.806           18.468
56        11/25/2011             9.503           18.217
57        12/25/2011             9.833           18.489
58         1/25/2012             9.525           18.128
59         2/25/2012             9.513           18.057
60         3/25/2012            10.157           18.639
61         4/25/2012             9.490           11.049
62         5/25/2012             9.796           11.403
63         6/25/2012             9.472           11.022
64         7/25/2012             9.781           11.373
65         8/25/2012             9.453           10.984
66         9/25/2012             9.441           10.963
67        10/25/2012             9.744           11.323
68        11/25/2012             9.419           10.969
69        12/25/2012             9.721           11.321
70         1/25/2013             9.397           10.943
71         2/25/2013             9.384           10.920
72         3/25/2013            10.376           12.064
73         4/25/2013             9.360           10.874
74         5/25/2013             9.659           11.219

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty and (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.3220% and 5.3240%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.3220% and 5.3240%, respectively, for the first Distribution Date and each increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty, any Cap Payments received from the Cap Provider and proceeds from the related Corridor Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
1          4/25/2007             8.765            8.765
2          5/25/2007             7.596           10.500
3          6/25/2007             7.350           10.500
4          7/25/2007             7.595           10.500
5          8/25/2007             7.349           10.500
6          9/25/2007             7.350           10.500
7         10/25/2007             7.595           21.366
8         11/25/2007             7.350           21.161
9         12/25/2007             7.595           21.124
10         1/25/2008             7.351           20.870
11         2/25/2008             7.325           20.706
12         3/25/2008             7.832           20.817
13         4/25/2008             7.327           20.493
14         5/25/2008             7.572           20.519
15         6/25/2008             7.329           20.329
16         7/25/2008             7.575           20.371
17         8/25/2008             7.332           20.191
18         9/25/2008             7.349           20.127
19        10/25/2008             7.600           20.061
20        11/25/2008             8.444           20.858
21        12/25/2008             9.023           21.009
22         1/25/2009             9.248           20.795
23         2/25/2009             9.241           20.421
24         3/25/2009            10.208           20.784
25         4/25/2009             9.237           19.876

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
26         5/25/2009             9.647           20.169
27         6/25/2009             9.367           19.867
28         7/25/2009             9.823           20.113
29         8/25/2009             9.505           19.706
30         9/25/2009             9.514           19.522
31        10/25/2009             9.818           19.523
32        11/25/2009             9.750           19.513
33        12/25/2009            10.121           19.625
34         1/25/2010             9.885           19.607
35         2/25/2010             9.880           19.874
36         3/25/2010            10.917           20.647
37         4/25/2010             9.871           19.571
38         5/25/2010            10.195           19.978
39         6/25/2010             9.869           19.657
40         7/25/2010            10.219           20.020
41         8/25/2010             9.885           19.597
42         9/25/2010             9.882           19.495
43        10/25/2010            10.222           19.719
44        11/25/2010             9.939           19.465
45        12/25/2010            10.266           19.702
46         1/25/2011             9.933           19.315
47         2/25/2011             9.927           19.218
48         3/25/2011            10.971           20.159
49         4/25/2011             9.916           19.038
50         5/25/2011            10.242           19.281

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
51         6/25/2011             9.905           18.889
52         7/25/2011            10.230           19.161
53         8/25/2011             9.894           18.762
54         9/25/2011             9.889           18.697
55        10/25/2011            10.212           18.969
56        11/25/2011             9.927           18.771
57        12/25/2011            10.272           19.080
58         1/25/2012             9.956           18.750
59         2/25/2012             9.949           18.686
60         3/25/2012            10.628           19.322
61         4/25/2012             9.936           11.696
62         5/25/2012            10.272           12.086
63         6/25/2012             9.934           11.687
64         7/25/2012            10.261           12.078
65         8/25/2012             9.923           11.675
66         9/25/2012             9.916           11.663
67        10/25/2012            10.239           12.053
68        11/25/2012             9.903           11.691
69        12/25/2012            10.229           12.077
70         1/25/2013             9.893           11.695
71         2/25/2013             9.885           11.680
72         3/25/2013            10.936           12.914
73         4/25/2013             9.870           11.649
74         5/25/2013            10.191           12.035

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date and (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty and (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.3220% and 5.3240%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.3220% and 5.3240%, respectively, for the first Distribution Date and each increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty, any Cap Payments received from the Cap Provider and proceeds from the related Corridor Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

               SUBORDINATE CERTIFICATES AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
1          4/25/2007             8.953            8.953
2          5/25/2007             7.759           10.500
3          6/25/2007             7.508           10.500
4          7/25/2007             7.757           10.500
5          8/25/2007             7.506           10.500
6          9/25/2007             7.506           10.500
7         10/25/2007             7.756           21.527
8         11/25/2007             7.506           21.317
9         12/25/2007             7.756           21.284
10         1/25/2008             7.506           21.025
11         2/25/2008             7.480           20.861
12         3/25/2008             7.996           20.982
13         4/25/2008             7.481           20.647
14         5/25/2008             7.731           20.677
15         6/25/2008             7.482           20.483
16         7/25/2008             7.732           20.528
17         8/25/2008             7.484           20.343
18         9/25/2008             7.495           20.272
19        10/25/2008             7.763           20.222
20        11/25/2008             8.377           20.833
21        12/25/2008             8.968           20.994
22         1/25/2009             9.186           20.771
23         2/25/2009             9.176           20.393
24         3/25/2009            10.132           20.749
25         4/25/2009             9.170           19.845

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
26         5/25/2009             9.533           20.092
27         6/25/2009             9.262           19.797
28         7/25/2009             9.697           20.034
29         8/25/2009             9.381           19.627
30         9/25/2009             9.384           19.436
31        10/25/2009             9.694           19.448
32        11/25/2009             9.596           19.379
33        12/25/2009             9.984           19.513
34         1/25/2010             9.752           19.495
35         2/25/2010             9.746           19.759
36         3/25/2010            10.766           20.516
37         4/25/2010             9.733           19.454
38         5/25/2010            10.052           19.810
39         6/25/2010             9.734           19.502
40         7/25/2010            10.074           19.852
41         8/25/2010             9.742           19.431
42         9/25/2010             9.737           19.323
43        10/25/2010            10.072           19.540
44        11/25/2010             9.780           19.269
45        12/25/2010            10.100           19.501
46         1/25/2011             9.770           19.118
47         2/25/2011             9.763           19.016
48         3/25/2011            10.787           19.932
49         4/25/2011             9.747           18.831
50         5/25/2011            10.064           19.063

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
51         6/25/2011             9.732           18.682
52         7/25/2011            10.048           18.943
53         8/25/2011             9.716           18.547
54         9/25/2011             9.708           18.475
55        10/25/2011            10.026           18.739
56        11/25/2011             9.733           18.516
57        12/25/2011            10.071           18.809
58         1/25/2012             9.759           18.465
59         2/25/2012             9.750           18.399
60         3/25/2012            10.413           19.010
61         4/25/2012             9.732           11.401
62         5/25/2012            10.055           11.775
63         6/25/2012             9.724           11.384
64         7/25/2012            10.043           11.758
65         8/25/2012             9.710           11.361
66         9/25/2012             9.701           11.345
67        10/25/2012            10.015           11.723
68        11/25/2012             9.684           11.365
69        12/25/2012            10.000           11.736
70         1/25/2013             9.669           11.356
71         2/25/2013             9.660           11.338
72         3/25/2013            10.685           12.533
73         4/25/2013             9.641           11.302
74         5/25/2013             9.953           11.670

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.3220% and 5.3240%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.3220% and 5.3240%, respectively, for the first Distribution Date and each increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty, any Cap Payments received from the Cap Provider and proceeds from the related Corridor Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
    DISCOUNT MARGIN         25              25              25              25              25
          WAL (YRS)       23.91            2.65            1.98            1.12            0.86
      MOD DUR (YRS)       12.55            2.32            1.79            1.07            0.83
   PRINCIPAL WINDOW   04/07 - 12/36   04/07 - 02/15   04/07 - 05/13   04/07 - 06/09   04/07 - 11/08

CLASS A-2A
PRICE = 100.0000%
    DISCOUNT MARGIN         14              14              14              14              14
          WAL (YRS)       20.87            1.19            1.00            0.71            0.54
      MOD DUR (YRS)       11.83            1.13            0.96            0.68            0.53
   PRINCIPAL WINDOW   04/07 - 10/35   04/07 - 06/09   04/07 - 01/09   04/07 - 07/08   04/07 - 03/08

CLASS A-2B
PRICE = 100.0000%
    DISCOUNT MARGIN         20              20              20              20              20
          WAL (YRS)       29.31            2.55            2.00            1.48            1.09
      MOD DUR (YRS)       14.26            2.35            1.88            1.41            1.05
   PRINCIPAL WINDOW   10/35 - 10/36   06/09 - 02/10   01/09 - 06/09   07/08 - 10/08   03/08 - 06/08

CLASS A-2C
PRICE = 100.0000%
    DISCOUNT MARGIN         28              28              28              28              28
          WAL (YRS)       29.64            5.01            3.15            1.74            1.41
      MOD DUR (YRS)       14.19            4.28            2.83            1.65            1.34
   PRINCIPAL WINDOW   10/36 - 12/36   02/10 - 01/15   06/09 - 03/13   10/08 - 02/09   06/08 - 10/08

CLASS A-2D
PRICE = 100.0000%
    DISCOUNT MARGIN         38              38              38              38              38
          WAL (YRS)       29.74            7.90            6.15            2.06            1.59
      MOD DUR (YRS)       14.05            6.28            5.12            1.92            1.51
   PRINCIPAL WINDOW   12/36 - 12/36   01/15 - 02/15   03/13 - 05/13   02/09 - 05/09   10/08 - 11/08

CLASS M-1
PRICE = 100.0000%
    DISCOUNT MARGIN         50              50              50              50              50
          WAL (YRS)       29.51            3.59            3.96            3.46            2.11
      MOD DUR (YRS)       13.82            3.20            3.49            3.09            1.96
   PRINCIPAL WINDOW   04/36 - 10/36   07/10 - 06/11   11/10 - 07/11   04/10 - 11/10   02/09 - 06/09

CLASS M-2
PRICE = 100.0000%
    DISCOUNT MARGIN         60              60              60              60              60
          WAL (YRS)       29.66            5.58            4.77            3.65            2.24
      MOD DUR (YRS)       13.69            4.67            4.10            3.24            2.07
   PRINCIPAL WINDOW   10/36 - 12/36   06/11 - 09/14   07/11 - 01/13   11/10 - 11/10   06/09 - 06/09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS M-3
PRICE = 100.0000%
    DISCOUNT MARGIN         95              95              95              95              95
          WAL (YRS)       29.74            7.88            6.13            3.65            2.24
      MOD DUR (YRS)       13.18            6.12            5.01            3.22            2.06
   PRINCIPAL WINDOW   12/36 - 12/36   09/14 - 02/15   01/13 - 05/13   11/10 - 11/10   06/09 - 06/09

CLASS M-4
PRICE = 100.0000%
    DISCOUNT MARGIN        150             150             150             150             150
          WAL (YRS)       29.62            5.24            4.44            3.17            1.97
      MOD DUR (YRS)       12.41            4.25            3.74            2.80            1.81
   PRINCIPAL WINDOW   04/36 - 12/36   06/10 - 02/15   09/10 - 05/13   02/10 - 11/10   01/09 - 06/09

CLASS M-5
PRICE = 100.0000%
    DISCOUNT MARGIN        175             175             175             175             175
          WAL (YRS)       29.62            5.24            4.39            3.06            1.92
      MOD DUR (YRS)       12.08            4.21            3.67            2.70            1.77
   PRINCIPAL WINDOW   04/36 - 12/36   06/10 - 02/15   08/10 - 05/13   12/09 - 11/10   01/09 - 06/09

CLASS M-6
PRICE = 100.0000%
    DISCOUNT MARGIN        200             200             200             200             200
          WAL (YRS)       29.62            5.22            4.35            2.97            1.91
      MOD DUR (YRS)       11.77            4.17            3.62            2.61            1.75
   PRINCIPAL WINDOW   04/36 - 12/36   05/10 - 02/15   07/10 - 05/13   11/09 - 11/10   12/08 - 06/09

CLASS B-1
PRICE = 95.1596%
    DISCOUNT MARGIN        257             332             350             404             496
          WAL (YRS)       29.62            5.22            4.32            2.90            1.87
      MOD DUR (YRS)       11.20            4.07            3.53            2.52            1.69
   PRINCIPAL WINDOW   04/36 - 12/36   05/10 - 02/15   06/10 - 05/13   10/09 - 11/10   12/08 - 06/09

CLASS B-2
PRICE = 88.5653%
    DISCOUNT MARGIN        321             504             550             688             906
          WAL (YRS)       29.62            5.22            4.29            2.85            1.87
      MOD DUR (YRS)       10.64            3.97            3.42            2.42            1.64
   PRINCIPAL WINDOW   04/36 - 12/36   04/10 - 02/15   06/10 - 05/13   09/09 - 11/10   12/08 - 06/09

CLASS B-3
PRICE = 78.3656%
    DISCOUNT MARGIN        437             806             900            1,184           1,612
          WAL (YRS)       29.62            5.20            4.27            2.81            1.87
      MOD DUR (YRS)        9.68            3.77            3.27            2.30            1.58
   PRINCIPAL WINDOW   04/36 - 12/36   04/10 - 02/15   05/10 - 05/13   08/09 - 11/10   12/08 - 06/09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2


                      DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
    DISCOUNT MARGIN         25              27              27              25              25
          WAL (YRS)       23.91            2.97            2.25            1.12            0.86
      MOD DUR (YRS)       12.55            2.49            1.95            1.07            0.83
   PRINCIPAL WINDOW   04/07 - 12/36   04/07 - 08/26   04/07 - 08/22   04/07 - 06/09   04/07 - 11/08

CLASS A-2A
PRICE = 100.0000%
    DISCOUNT MARGIN         14              14              14              14              14
          WAL (YRS)       20.87            1.19            1.00            0.71            0.54
      MOD DUR (YRS)       11.83            1.13            0.96            0.68            0.53
   PRINCIPAL WINDOW   04/07 - 10/35   04/07 - 06/09   04/07 - 01/09   04/07 - 07/08   04/07 - 03/08

CLASS A-2B
PRICE = 100.0000%
    DISCOUNT MARGIN         20              20              20              20              20
          WAL (YRS)       29.31            2.55            2.00            1.48            1.09
      MOD DUR (YRS)       14.26            2.35            1.88            1.41            1.05
   PRINCIPAL WINDOW   10/35 - 10/36   06/09 - 02/10   01/09 - 06/09   07/08 - 10/08   03/08 - 06/08

CLASS A-2C
PRICE = 100.0000%
    DISCOUNT MARGIN         28              28              28              28              28
          WAL (YRS)       29.64            5.01            3.15            1.74            1.41
      MOD DUR (YRS)       14.19            4.28            2.83            1.65            1.34
   PRINCIPAL WINDOW   10/36 - 12/36   02/10 - 01/15   06/09 - 03/13   10/08 - 02/09   06/08 - 10/08

CLASS A-2D
PRICE = 100.0000%
    DISCOUNT MARGIN         38              45              45              38              38
          WAL (YRS)       29.74           10.54            8.01            2.06            1.59
      MOD DUR (YRS)       14.05            7.73            6.30            1.92            1.51
   PRINCIPAL WINDOW   12/36 - 12/36   01/15 - 11/23   03/13 - 08/19   02/09 - 05/09   10/08 - 11/08

CLASS M-1
PRICE = 100.0000%
    DISCOUNT MARGIN         50              50              50              50              50
          WAL (YRS)       29.51            3.59            3.96            3.50            2.14
      MOD DUR (YRS)       13.82            3.20            3.49            3.13            1.99
   PRINCIPAL WINDOW   04/36 - 10/36   07/10 - 06/11   11/10 - 07/11   04/10 - 03/11   02/09 - 09/09

CLASS M-2
PRICE = 100.0000%
    DISCOUNT MARGIN         60              60              60              66              67
          WAL (YRS)       29.66            5.58            4.77            4.69            2.96
      MOD DUR (YRS)       13.69            4.67            4.10            4.03            2.68
   PRINCIPAL WINDOW   10/36 - 12/36   06/11 - 09/14   07/11 - 01/13   03/11 - 12/12   09/09 - 11/10

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS M-3
PRICE = 100.0000%
    DISCOUNT MARGIN         95             104             105             115             118
          WAL (YRS)       29.74           10.71            8.35            7.18            4.78
      MOD DUR (YRS)       13.18            7.56            6.31            5.65            4.04
   PRINCIPAL WINDOW   12/36 - 12/36   09/14 - 08/23   01/13 - 03/20   12/12 - 11/16   11/10 - 11/13

CLASS M-4
PRICE = 100.0000%
    DISCOUNT MARGIN        150             155             155             155             156
          WAL (YRS)       29.62            5.83            4.91            3.46            2.17
      MOD DUR (YRS)       12.41            4.55            4.01            3.01            1.98
   PRINCIPAL WINDOW   04/36 - 12/36   06/10 - 07/21   09/10 - 06/18   02/10 - 01/14   01/09 - 09/11

CLASS M-5
PRICE = 100.0000%
    DISCOUNT MARGIN        175             180             181             181             182
          WAL (YRS)       29.62            5.81            4.84            3.34            2.12
      MOD DUR (YRS)       12.08            4.50            3.93            2.90            1.93
   PRINCIPAL WINDOW   04/36 - 12/36   06/10 - 12/20   08/10 - 12/17   12/09 - 10/13   01/09 - 07/11

CLASS M-6
PRICE = 100.0000%
    DISCOUNT MARGIN        200             206             206             207             208
          WAL (YRS)       29.62            5.76            4.77            3.23            2.09
      MOD DUR (YRS)       11.77            4.44            3.86            2.80            1.90
   PRINCIPAL WINDOW   04/36 - 12/36   05/10 - 05/20   07/10 - 06/17   11/09 - 06/13   12/08 - 04/11

CLASS B-1
PRICE = 95.1596%
    DISCOUNT MARGIN        257             331             348             399             484
          WAL (YRS)       29.62            5.72            4.71            3.15            2.04
      MOD DUR (YRS)       11.20            4.30            3.73            2.68            1.81
   PRINCIPAL WINDOW   04/36 - 12/36   05/10 - 09/19   06/10 - 12/16   10/09 - 02/13   12/08 - 01/11

CLASS B-2
PRICE = 88.5653%
    DISCOUNT MARGIN        321             496             539             668             870
          WAL (YRS)       29.62            5.66            4.63            3.06            2.02
      MOD DUR (YRS)       10.64            4.14            3.58            2.56            1.75
   PRINCIPAL WINDOW   04/36 - 12/36   04/10 - 12/18   06/10 - 05/16   09/09 - 09/12   12/08 - 10/10

CLASS B-3
PRICE = 78.3656%
    DISCOUNT MARGIN        437             790             879            1,148           1,549
          WAL (YRS)       29.62            5.56            4.54            2.98            1.99
      MOD DUR (YRS)        9.68            3.88            3.37            2.40            1.65
   PRINCIPAL WINDOW   04/36 - 12/36   04/10 - 01/18   05/10 - 08/15   08/09 - 04/12   12/08 - 06/10

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                        FORWARD LIBOR
               ------------------------------
               35% LOSS   45% LOSS   55% LOSS
               SEVERITY   SEVERITY   SEVERITY
               --------   --------   --------
CLASS M-1
   CDR Break     44.76%     31.29%     24.03%
   Cum Loss      22.71%     23.82%     24.60%

CLASS M-2
   CDR Break     34.73%     25.05%     19.58%
   Cum Loss      19.72%     20.69%     21.37%

CLASS M-3
   CDR Break     29.36%     21.53%     16.99%
   Cum Loss      17.81%     18.68%     19.29%

CLASS M-4
   CDR Break     25.41%     18.86%     14.99%
   Cum Loss      16.24%     17.03%     17.58%

CLASS M-5
   CDR Break     22.02%     16.52%     13.21%
   Cum Loss      14.76%     15.46%     15.95%

CLASS M-6
   CDR Break     19.00%     14.39%     11.58%
   Cum Loss      13.31%     13.94%     14.38%

CLASS B-1
   CDR Break     16.42%     12.54%     10.14%
   Cum Loss      11.97%     12.53%     12.91%

CLASS B-2
   CDR Break     14.23%     10.96%      8.91%
   Cum Loss      10.75%     11.25%     11.60%

CLASS B-3
   CDR Break     12.80%      9.93%      8.12%
   Cum Loss       9.90%     10.39%     10.73%

                               (PERFORMANCE GRAPH)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE2

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.3220% and 6ML = 5.3240%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the sum of the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date, any Net Swap Payments received from the Swap Counterparty and any Cap Payments received from the Cap Counterparty, minus (b) the sum of the total interest due on the Certificates and the any Net Swap Payments owed to the Swap Counterparty, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

           EXCESS    EXCESS
           SPREAD    SPREAD
           IN BPS    IN BPS
          (STATIC   (FORWARD
PERIOD     LIBOR)    LIBOR)
------    -------   --------
Avg yr1       246        251
Avg yr2       330        337
Avg yr3       496        490
Avg yr4       498        492
Avg yr5       494        492

          EXCESS                        EXCESS
          SPREAD                        SPREAD
          IN BPS   1 MONTH   6 MONTH    IN BPS
         (STATIC   FORWARD   FORWARD   (FORWARD
PERIOD    LIBOR)    LIBOR     LIBOR     LIBOR)
------   -------   -------   -------   --------
1              *   5.3220%   5.3240%          *
2            235   5.3150%   5.2750%        235
3            216   5.3350%   5.2220%        214
4            235   5.3280%   5.1570%        234
5            216   5.2040%   5.0820%        228
6            216   5.0890%   5.0160%        240
7            266   5.0340%   4.9600%        268
8            263   5.0010%   4.9060%        265
9            266   4.9550%   4.8510%        269
10           263   4.8870%   4.7990%        267
11           260   4.8170%   4.7550%        265
12           267   4.7590%   4.7190%        273
13           259   4.7150%   4.6910%        267
14           264   4.6800%   4.6710%        272
15           260   4.6500%   4.6560%        269
16           264   4.6250%   4.6470%        274
17           260   4.6070%   4.6420%        271
18           261   4.5960%   4.6420%        273
19           268   4.5930%   4.6440%        281
20           358   4.5940%   4.6460%        361
21           398   4.5960%   4.6500%        398
22           447   4.5990%   4.6540%        451
23           446   4.6030%   4.6580%        452
24           471   4.6070%   4.6630%        477
25           447   4.6100%   4.6690%        455
26           463   4.6130%   4.6760%        469
27           459   4.6180%   4.6840%        464
28           484   4.6250%   4.6930%        478
29           475   4.6330%   4.7040%        470
30           477   4.6420%   4.7140%        472
31           489   4.6510%   4.7250%        482
32           507   4.6620%   4.7370%        493
33           526   4.6730%   4.7490%        512
34           528   4.6840%   4.7610%        517
35           529   4.6960%   4.7730%        518
36           565   4.7080%   4.7850%        551
37           532   4.7190%   4.7960%        521

          EXCESS                        EXCESS
          SPREAD                        SPREAD
          IN BPS   1 MONTH   6 MONTH    IN BPS
         (STATIC   FORWARD   FORWARD   (FORWARD
PERIOD    LIBOR)    LIBOR     LIBOR     LIBOR)
------   -------   -------   -------   --------
38           505   4.7310%   4.8080%        498
39           473   4.7430%   4.8200%        468
40           491   4.7550%   4.8320%        484
41           481   4.7660%   4.8430%        476
42           483   4.7780%   4.8540%        478
43           500   4.7890%   4.8640%        493
44           493   4.8000%   4.8730%        488
45           506   4.8110%   4.8820%        500
46           492   4.8200%   4.8900%        488
47           491   4.8300%   4.8980%        487
48           529   4.8380%   4.9060%        522
49           489   4.8450%   4.9130%        485
50           501   4.8520%   4.9200%        497
51           487   4.8590%   4.9270%        484
52           499   4.8660%   4.9340%        496
53           485   4.8730%   4.9400%        483
54           484   4.8800%   4.9470%        482
55           497   4.8860%   4.9530%        494
56           487   4.8930%   4.9590%        486
57           502   4.8990%   4.9650%        501
58           490   4.9060%   4.9710%        490
59           489   4.9110%   4.9780%        489
60           515   4.9170%   4.9840%        513
61           468   4.9230%   4.9900%        483
62           488   4.9290%   4.9970%        501
63           466   4.9350%   5.0050%        481
64           486   4.9410%   5.0130%        499
65           464   4.9480%   5.0210%        478
66           463   4.9560%   5.0300%        476
67           482   4.9640%   5.0390%        494
68           460   4.9720%   5.0490%        475
69           479   4.9810%   5.0600%        493
70           458   4.9910%   5.0700%        472
71           456   5.0010%   5.0810%        470
72           516   5.0110%   5.0920%        526
73           454   5.0220%   5.1030%        466
74           473   5.0330%   5.1130%        484

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $1,231,649,413
Aggregate Original Principal Balance      $1,232,899,713
Number of Mortgage Loans                           6,068

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $12,500   $1,575,000      $203,181
Outstanding Principal Balance   $12,448   $1,575,000      $202,975

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                   180          360           359
Stated remaining Term (mos)           161          358           355
Loan Age (mos)                          2           21             4
Current Interest Rate               5.250%      13.500%        8.204%
Initial Interest Rate Cap(4)        3.000%       3.000%        3.000%
Periodic Rate Cap(4)                1.000%       1.000%        1.000%
Gross Margin(4)                     2.250%       9.990%        6.145%
Maximum Mortgage Rate(4)           11.250%      18.800%       14.137%
Minimum Mortgage Rate(4)            5.250%      12.800%        8.140%
Months to Roll(4)                       3          114            23
Original Loan-to-Value              11.63%      100.00%        86.69%
Combined Loan-to-Value              11.63%      100.00%        94.60%
Credit Score (3)                      501          817           643

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   08/01/2020   01/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                               97.71%
2nd Lien                                2.29%

OCCUPANCY
Primary                                96.70%
Second Home                             0.43%
Investment                              2.87%

LOAN TYPE
Fixed Rate                             14.03%
ARM                                    85.97%

AMORTIZATION TYPE
Fully Amortizing                       24.32%
Interest Only                          17.61%
15/30 Balloon                           0.18%
30/45 Balloon                          27.32%
30/40 Balloon                          12.77%
30/50 Balloon                          17.79%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2005                                    0.31%
2006                                   99.69%

LOAN PURPOSE
Purchase                               58.71%
Refinance - Rate/Term                   5.10%
Refinance - Cashout                    36.19%

PROPERTY TYPE
Single Family                          76.30%
Condominium                             5.02%
Planned Unit Development               12.84%
Two- to Four-Family                     5.84%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF MORTGAGE RATES     LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less                   5       1,011,611      0.08     5.376       643      202,322     79.99     42.77   100.00     0.00
5.501% to 6.000%                40       8,941,555      0.73     5.899       677      223,539     81.32     42.46    74.04    36.50
6.001% to 6.500%               142      36,141,709      2.93     6.383       668      254,519     80.25     46.24    92.54    36.35
6.501% to 7.000%               607     156,665,488     12.72     6.878       671      258,098     80.53     45.91    64.64    28.56
7.001% to 7.500%               906     224,073,507     18.19     7.337       665      247,322     80.33     45.74    50.09    23.88
7.501% to 8.000%             1,009     236,958,909     19.24     7.824       650      234,845     83.63     44.39    52.78    16.69
8.001% to 8.500%               723     155,041,971     12.59     8.321       633      214,443     88.38     44.29    61.69    13.83
8.501% to 9.000%               846     168,730,485     13.70     8.801       624      199,445     92.05     43.45    69.84    15.28
9.001% to 9.500%               473      83,393,188      6.77     9.300       620      176,307     93.84     42.11    68.44     7.79
9.501% to 10.000%              403      67,730,985      5.50     9.760       616      168,067     96.15     42.53    73.28    10.47
10.001% to 10.500%             215      28,229,216      2.29    10.266       617      131,299     96.98     41.98    81.26     1.26
10.501% to 11.000%             206      25,174,975      2.04    10.774       606      122,209     97.35     42.26    78.96     2.98
11.001% to 11.500%             147      13,871,808      1.13    11.298       608       94,366     97.86     42.89    72.02     5.36
11.501% to 12.000%             154      13,365,007      1.09    11.779       578       86,786     97.03     43.13    84.81     0.00
12.001% to 12.500%             136       8,763,975      0.71    12.292       597       64,441     97.86     42.49    78.78     0.00
12.501% to 13.000%              54       3,503,060      0.28    12.752       592       64,871     98.93     42.97    88.74     0.00
13.001% to 13.500%               2          51,963      0.00    13.269       626       25,981    100.00     37.22    38.44     0.00
                             -----   -------------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.204% per annum.

REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF REMAINING        MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
TERMS (MONTHS)              LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
157 to 168                       5         162,757      0.01    11.572       588       32,551     99.99     45.40   100.00     0.00
169 to 180                      46       3,408,022      0.28     9.782       661       74,087     90.72     42.14    45.51     0.00
217 to 228                       1          80,355      0.01     8.625       545       80,355     83.98     42.40   100.00     0.00
229 to 240                       5         573,520      0.05     8.026       598      114,704     69.12     35.17   100.00     0.00
337 to 348                      63       8,928,196      0.72     7.711       620      141,717     81.17     43.49    74.69    22.94
349 to 360                   5,948   1,218,496,564     98.93     8.203       643      204,858     86.72     44.34    62.78    17.63
                             -----   -------------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======    ======       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 161 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                     OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL MORTGAGE         MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PRINCIPAL BALANCES     LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                252       8,909,307      0.72    10.917       641       35,354     95.24     41.71    65.92     0.00
$50,001 to $100,000          1,208      92,581,924      7.52     9.262       627       76,641     89.22     40.10    83.69     0.35
$100,001 to $150,000         1,316     163,979,086     13.31     8.639       629      124,604     86.52     42.10    78.91     3.29
$150,001 to $200,000         1,018     177,942,126     14.45     8.261       633      174,796     85.85     43.21    74.94     7.02
$200,001 to $250,000           631     140,851,874     11.44     8.095       638      223,220     85.43     44.90    67.42     9.67
$250,001 to $300,000           475     129,757,414     10.54     8.066       641      273,174     86.36     44.85    62.15    17.40
$300,001 to $350,000           334     108,412,636      8.80     7.968       647      324,589     86.18     44.81    56.62    21.33
$350,001 to $400,000           257      96,030,109      7.80     7.862       646      373,658     86.62     45.92    51.06    26.84
$400,001 to $450,000           143      61,058,849      4.96     7.780       662      426,985     86.08     46.25    43.17    30.79
$450,001 to $500,000           124      58,734,957      4.77     7.913       659      473,669     87.19     46.97    46.82    28.19
$500,001 to $550,000           103      53,891,426      4.38     7.810       659      523,218     87.04     47.85    42.81    33.04
$550,001 to $600,000            82      47,248,237      3.84     7.911       661      576,198     88.58     47.00    42.64    35.39
$600,001 to $650,000            43      26,901,609      2.18     7.701       660      625,619     84.93     46.77    39.57    44.35
$650,001 to $700,000            25      16,879,834      1.37     8.071       673      675,193     93.46     44.26    35.89    43.85
$700,001 to $750,000            18      13,111,205      1.06     8.219       639      728,400     89.70     43.54    50.13    27.82
$750,001 to $800,000            15      11,728,705      0.95     8.155       653      781,914     86.17     45.31    46.93    53.27
$800,001 to $850,000             1         816,000      0.07     6.500       668      816,000     80.00     33.95   100.00   100.00
$850,001 to $900,000             8       6,983,076      0.57     7.761       654      872,885     92.05     49.07    75.25    25.33
$900,001 to $950,000             7       6,510,405      0.53     7.777       682      930,058     88.82     44.23    57.28   100.00
$950,001 to $1,000,000           4       3,931,199      0.32     7.120       664      982,800     73.73     41.52   100.00    25.44
$1,000,001 or greater            4       5,389,433      0.44     7.109       726    1,347,358     77.14     37.53    42.94    80.81
                             -----   -------------    ------    ------       ---    ---------     -----     -----   ------   ------
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======    ======       ===    =========     =====     =====   ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,448 to approximately $1,575,000 and the average outstanding principal balance of the Mortgage Loans was approximately $202,975.

PRODUCT TYPES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
10/20 LIBOR Loans                1       1,575,000      0.13     7.000       761    1,575,000     75.00     38.00     0.00   100.00
15 Year Fixed Loans             14       1,224,813      0.10     8.439       614       87,487     74.58     33.66    93.55     0.00
15/30 Balloon Loans             35       2,212,611      0.18    10.540       685       63,217     99.88     46.90    19.64     0.00
20 Year Fixed Loans              6         653,875      0.05     8.099       592      108,979     70.95     36.06   100.00     0.00
2/28 LIBOR Loans             1,603     360,111,350     29.24     8.504       645      224,648     90.71     44.17    58.29    50.82
2/28 LIBOR Loans
   (40 due in 30)              470     121,722,603      9.88     8.804       632      258,984     96.35     44.52    72.67     0.00
2/28 LIBOR Loans
   (45 due in 30)              839     197,665,624     16.05     7.743       656      235,597     81.49     45.95    44.31     0.00
2/28 LIBOR Loans
   (50 due in 30)              674     167,309,148     13.58     7.702       634      248,233     81.07     45.51    62.61     0.00
30 Year Fixed Loans            745      83,931,841      6.81     8.369       630      112,660     84.73     40.30    88.73     3.81
30/40 Balloon Loans            312      23,759,921      1.93    10.594       649       76,154     96.18     45.29    54.33     0.00
30/45 Balloon Loans            293      46,952,858      3.81     8.126       618      160,249     83.31     42.97    92.17     0.00
30/50 Balloon Loans             83      14,058,703      1.14     7.657       631      169,382     80.36     42.64    92.87     0.00
3/27 LIBOR Loans               213      30,458,922      2.47     8.184       639      143,000     87.02     40.48    79.62    14.66
3/27 LIBOR Loans
   (40 due in 30)               23       4,709,510      0.38     8.478       630      204,761     89.08     42.32    79.97     0.00
3/27 LIBOR Loans
   (45 due in 30)              414      86,012,194      6.98     7.917       650      207,759     82.95     44.69    57.06     0.00
3/27 LIBOR Loans
   (50 due in 30)              153      32,098,273      2.61     7.696       629      209,793     83.06     45.94    80.42     0.00
4/26 LIBOR Loans                 1          94,832      0.01     8.380       699       94,832     90.00     34.89   100.00     0.00
5/25 LIBOR Loans               113      38,214,460      3.10     7.692       675      338,181     85.63     42.89    53.35    63.94
5/25 LIBOR Loans
   (40 due in 30)               26       7,149,942      0.58     8.250       646      274,998     95.91     47.33    73.27     0.00
5/25 LIBOR Loans
   (45 due in 30)               23       5,308,659      0.43     7.477       656      230,811     80.56     46.11    82.87     0.00
5/25 LIBOR Loans
   (50 due in 30)               23       5,667,862      0.46     7.470       660      246,429     81.33     44.59    69.63     0.00
7/23 LIBOR Loans                 1         170,773      0.01     8.000       695      170,773     80.00     43.02     0.00   100.00
7/23 LIBOR Loans
   (45 due in 30)                3         585,638      0.05     6.306       645      195,213     80.00     43.31    64.12     0.00
                             -----   -------------    ------    ------       ---    ---------     -----     -----   ------   ------
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======    ======       ===    =========     =====     =====   ======   ======

AMORTIZATION TYPE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing             2,100     299,564,877     24.32     8.919       624      142,650     89.66     41.40    79.28     0.00
Balloon                      3,371     715,213,547     58.07     8.064       642      212,167     84.99     45.15    61.95     0.00
60 Month Interest-Only         570     203,412,549     16.52     7.693       673      356,864     88.76     45.92    43.82   100.00
120 Month Interest-Only         27      13,458,440      1.09     7.452       690      498,461     78.99     41.06    31.81   100.00
                             -----   -------------    ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                          4,580   1,058,854,791     85.97     8.143       645      231,191     86.86     44.72    59.32    20.18
Fixed Rate                   1,488     172,794,622     14.03     8.578       630      116,125     85.63     41.93    84.46     1.85
                             -----   -------------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======     =====     =====    =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GEOGRAPHIC DISTRIBUTION     LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         37       4,381,890      0.36     9.399       616      118,429     94.28     39.60    97.54     3.47
Alaska                           3         903,255      0.07     9.343       628      301,085     95.00     45.08    67.95     0.00
Arizona                        186      36,136,740      2.93     7.883       635      194,284     83.08     44.42    72.36     7.57
Arkansas                        31       3,409,373      0.28     8.998       622      109,980     87.62     42.60    85.87     3.23
California                   1,216     411,647,697     33.42     7.717       665      338,526     84.56     46.87    37.74    37.20
Colorado                       305      55,200,463      4.48     7.918       636      180,985     86.66     43.35    85.64     7.19
Connecticut                     26       5,802,295      0.47     8.748       670      223,165     93.59     43.63    63.21     0.00
Delaware                         5       1,295,399      0.11     8.664       583      259,080     93.32     41.84   100.00    42.17
District of Columbia             1         509,184      0.04     9.150       645      509,184    100.00     41.54     0.00     0.00
Florida                        457      87,691,709      7.12     8.296       639      191,886     83.91     43.05    58.00     8.93
Georgia                        206      33,095,394      2.69     8.833       624      160,657     90.09     42.12    83.09     3.33
Hawaii                          14       7,072,598      0.57     7.542       659      505,186     96.67     43.98    40.96    61.00
Idaho                          135      19,257,660      1.56     8.107       631      142,649     83.40     40.88    74.89     5.70
Illinois                       146      25,855,328      2.10     8.781       624      177,091     89.77     42.13    74.87     6.94
Indiana                         35       4,178,429      0.34     8.991       620      119,384     95.46     41.65    91.67     0.00
Iowa                            58       6,053,605      0.49     9.339       611      104,373     91.79     39.95    98.14     4.87
Kansas                          70       6,831,784      0.55     8.794       624       97,597     89.58     40.46    86.68     1.92
Kentucky                        86       9,755,610      0.79     8.790       620      113,437     91.06     42.80    87.50     0.80
Louisiana                       19       2,908,785      0.24    10.227       599      153,094     95.91     42.34    90.44     0.00
Maine                           23       3,759,922      0.31     8.543       648      163,475     91.10     41.23    75.83    11.91
Maryland                        60      16,559,184      1.34     8.298       628      275,986     89.29     43.57    80.26     8.29
Massachusetts                   57      17,415,397      1.41     8.548       647      305,533     91.74     45.75    57.77     8.53
Michigan                       225      26,457,789      2.15     8.966       625      117,590     91.59     41.42    80.95     2.44
Minnesota                       82      14,062,186      1.14     8.329       627      171,490     88.86     45.04    84.71     2.69
Mississippi                     22       2,734,386      0.22     9.305       596      124,290     93.08     42.16   100.00     0.00
Missouri                       149      16,515,820      1.34     8.633       620      110,844     89.04     41.10    89.05     1.80
Montana                          7         825,980      0.07     8.548       638      117,997     85.19     47.08    82.58     0.00
Nebraska                        45       4,343,356      0.35     8.869       630       96,519     88.40     41.28    93.25     1.57
Nevada                         125      27,832,975      2.26     7.959       638      222,664     86.23     45.49    68.21    14.91
New Hampshire                   10       2,230,957      0.18     9.338       627      223,096     97.21     43.28    83.63    19.32
New Jersey                      57      14,794,729      1.20     9.105       624      259,557     91.48     43.41    62.58     5.58
New Mexico                      10       1,987,901      0.16     8.490       645      198,790     82.97     40.94    61.29     0.00
New York                        52      21,662,044      1.76     8.429       653      416,578     97.56     45.59    62.49    26.34
North Carolina                 139      20,190,208      1.64     8.837       630      145,253     88.94     43.03    89.49     1.57
North Dakota                     1          63,540      0.01    10.150       626       63,540     95.00     35.61   100.00     0.00
Ohio                           460      53,321,097      4.33     8.708       623      115,915     90.98     40.06    91.12     4.15
Oklahoma                        62       5,966,564      0.48     8.669       623       96,235     88.22     38.37    86.30     0.00
Oregon                         219      45,166,328      3.67     7.966       642      206,239     82.99     43.67    69.00    10.84
Pennsylvania                   160      19,269,887      1.56     8.888       617      120,437     89.89     42.27    90.01     2.80
Rhode Island                    18       4,470,692      0.36     8.716       633      248,372     91.22     42.74    75.03    11.34
South Carolina                  40       6,189,592      0.50     9.379       620      154,740     96.25     43.76    92.73    11.08
South Dakota                     1         154,082      0.01     8.800       643      154,082     95.00     54.85   100.00     0.00
Tennessee                      139      17,469,158      1.42     8.266       630      125,677     85.35     41.60    96.37     1.93
Texas                          118      15,170,081      1.23    10.869       568      128,560     96.11     41.85    91.30     1.16
Utah                           118      21,362,812      1.73     8.176       634      181,041     85.41     42.12    76.38     7.77
Vermont                         12       1,885,195      0.15     9.296       620      157,100     91.47     43.17    83.51     0.00
Virginia                        86      17,550,640      1.42     8.760       609      204,077     88.12     43.74    82.92    14.12
Washington                     413      95,550,154      7.76     7.951       647      231,356     83.42     45.15    61.85    10.44
Wisconsin                       94      11,058,891      0.90     9.091       623      117,648     90.61     43.31    81.09     0.00
Wyoming                         28       3,640,671      0.30     8.218       630      130,024     85.36     39.69    87.96     0.00
                             -----   -------------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======    ======       ===      =======    ======     =====   ======    =====

No more than approximately 0.30% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF ORIGINAL         MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  57       7,172,856      0.58     7.908       608      125,840     41.15     40.18    76.88     2.02
50.01% to 55.00%                32       4,374,713      0.36     7.893       595      136,710     52.81     42.23    72.58     0.00
55.01% to 60.00%                42       6,651,368      0.54     7.595       605      158,366     58.09     37.58    72.57     4.74
60.01% to 65.00%                48       9,094,930      0.74     7.648       606      189,478     63.33     41.05    78.96    12.34
65.01% to 70.00%               113      19,499,114      1.58     7.741       593      172,559     68.62     39.46    77.23     2.34
70.01% to 75.00%               322      72,272,049      5.87     7.535       652      224,447     74.50     43.91    46.21    14.01
75.01% to 80.00%             2,127     496,623,436     40.32     7.443       666      233,485     79.91     45.48    46.98    19.95
80.01% to 85.00%               247      45,864,889      3.72     8.399       601      185,688     84.44     42.88    78.80     3.32
85.01% to 90.00%               439      79,489,806      6.45     8.412       617      181,070     89.73     42.42    85.72     7.22
90.01% to 95.00%             1,055     222,815,221     18.09     9.003       610      211,199     94.74     43.88    81.50    14.53
95.01% to 100.00%            1,586     267,791,032     21.74     9.117       648      168,847     99.90     44.25    69.34    24.65
                             -----   -------------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.63% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.29% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.81%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 21.20%.

COMBINED LOAN-TO-VALUE RATIOS

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF COMBINED         MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  57       7,172,856      0.58     7.908       608      125,840     41.15     40.18    76.88     2.02
50.01% to 55.00%                32       4,374,713      0.36     7.893       595      136,710     52.81     42.23    72.58     0.00
55.01% to 60.00%                42       6,651,368      0.54     7.595       605      158,366     58.09     37.58    72.57     4.74
60.01% to 65.00%                47       8,816,056      0.72     7.652       604      187,576     63.42     40.67    78.29    12.73
65.01% to 70.00%               107      17,782,004      1.44     7.799       588      166,187     68.53     39.29    75.31     2.56
70.01% to 75.00%               116      25,349,478      2.06     7.745       613      218,530     73.80     40.18    72.30     7.12
75.01% to 80.00%               308      63,633,443      5.17     7.732       618      206,602     79.58     40.64    76.62     8.35
80.01% to 85.00%               244      45,246,005      3.67     8.399       600      185,434     84.32     42.70    79.31     3.36
85.01% to 90.00%               458      87,236,760      7.08     8.317       623      190,473     88.61     42.65    81.00     8.61
90.01% to 95.00%             1,093     234,353,983     19.03     8.918       612      214,414     93.89     43.96    79.62    14.68
95.01% to 100.00%            3,564     731,032,747     59.35     8.033       664      205,116     86.99     45.49    51.98    22.47
                             -----   -------------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 11.63% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 94.60%.. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 2.29% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.81%. Approximately 39.30% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.61%.

DEBT-TO-INCOME RATIOS

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF DEBT-TO-         MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
INCOME RATIOS               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 157      26,638,825      2.16     8.316       636      169,674     84.92     14.86    79.47    13.72
20.01% to 25.00%               160      23,953,863      1.94     8.397       619      149,712     85.18     22.88    79.98     7.64
25.01% to 30.00%               316      45,449,328      3.69     8.480       621      143,827     86.05     27.73    81.92     6.26
30.01% to 35.00%               521      83,653,538      6.79     8.556       627      160,563     87.51     32.66    75.18     9.75
35.01% to 40.00%               720     128,316,487     10.42     8.371       638      178,217     88.16     37.65    68.68    19.37
40.01% to 45.00%             1,072     212,575,835     17.26     8.320       645      198,298     87.44     42.84    57.13    18.72
45.01% to 50.00%             1,752     400,625,197     32.53     8.086       654      228,667     85.16     47.91    42.28    21.31
50.01% to 55.00%             1,087     247,135,107     20.07     8.067       639      227,355     87.62     52.19    79.12    16.84
55.01% to 60.00%               283      63,301,233      5.14     7.977       634      223,679     87.85     55.66    93.35    13.78
                             -----   -------------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 4.16% to 59.97% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 44.33%.

LOAN PURPOSE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PURPOSE                LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     3,693     723,139,779     58.71     8.188       658      195,814     86.95     44.90    52.55    20.61
Refinance - Cashout          2,042     445,743,998     36.19     8.202       623      218,288     86.26     43.57    76.54    13.69
Refinance - Rate Term          333      62,765,636      5.10     8.405       611      188,485     86.68     43.03    84.23    10.82
                             -----   -------------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======     =====     =====    =====    =====

PROPERTY TYPE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PROPERTY TYPE               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                4,808     939,714,402     76.30     8.211       640      195,448     86.63     44.16    65.70    16.99
Planned Unit Development       678     158,193,542     12.84     8.175       642      233,324     87.43     44.49    65.30    16.54
Two- to Four-Family            262      71,945,376      5.84     8.191       675      274,601     86.63     45.17    32.33    27.71
Condo                          320      61,796,092      5.02     8.182       657      193,113     85.74     45.45    48.72    17.97
                             -----   -------------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======     =====     =====    =====    =====

DOCUMENTATION

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
DOCUMENTATION               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Option One - Full
   Documentation             1,154     244,333,130     19.84     9.153       616      211,727     97.49     44.80   100.00    22.92
Option One - Bank
   Statements                   30       9,406,671      0.76     9.780       595      313,556     96.35     41.82     0.00    22.39
Option One - Limited
   Documentation                 4       1,440,001      0.12     9.335       657      360,000     98.18     37.05     0.00    16.11
Option One - Stated
   Documentation               224      82,565,210      6.70     8.575       674      368,595     98.12     42.60     0.00    46.24
Option One - No
   Documentation                 5       1,847,149      0.15     8.607       760      369,430     95.65        --     0.00     0.00
Ownit - Full
   Documentation             3,121     529,691,848     43.01     7.906       626      169,719     83.77     43.52   100.00     7.07
Ownit - Low
   Documentation               110      29,165,440      2.37     7.779       658      265,140     82.55     42.75     0.00    26.63
Ownit - Stated
   Documentation             1,420     333,199,963     27.05     7.875       682      234,648     80.55     45.93     0.00    22.56
                             -----   -------------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======     =====     =====    =====    =====

OCCUPANCY

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
OCCUPANCY                   LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------                 --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      5,812   1,191,062,982     96.70     8.182       642      204,932     86.69     44.39    62.82    17.94
Investment                     229      35,314,408      2.87     8.909       662      154,211     86.58     41.94    66.22     8.69
Second Home                     27       5,272,023      0.43     8.419       662      195,260     87.39     45.91    46.42     2.90
                             -----   -------------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOANS AGE        MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
(MONTHS)                    LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
2                                3         585,785      0.05     6.679       651      195,262     82.36     41.93   100.00    58.04
3                            1,871     396,605,390     32.20     7.719       641      211,975     81.42     44.07    62.98    13.60
4                            1,198     255,464,024     20.74     8.283       641      213,242     87.85     44.14    68.87    13.72
5                            2,179     436,974,233     35.48     8.593       641      200,539     90.82     44.33    63.09    21.50
6                              330      70,163,270      5.70     8.158       668      212,616     88.20     46.06    41.39    32.21
7                              168      27,439,998      2.23     8.172       658      163,333     86.70     46.07    44.23    14.48
8                               67      11,939,878      0.97     8.144       656      178,207     85.52     46.41    45.19    32.94
9                               43       5,866,228      0.48     8.899       630      136,424     84.70     45.30    67.81     8.59
10                              78       8,945,891      0.73     8.993       620      114,691     84.31     42.48    84.46     6.30
11                              62       8,493,409      0.69     8.270       629      136,990     83.56     41.26    82.32     0.00
12                              42       5,053,009      0.41     8.364       620      120,310     81.49     44.05    77.88     0.00
13                               5         329,534      0.03     9.647       579       65,907     78.96     43.26   100.00     0.00
15                               2         239,627      0.02     8.129       586      119,814     82.42     36.16   100.00     0.00
16                               3         334,164      0.03     7.762       615      111,388     79.92     42.34    48.98     0.00
17                               4         754,873      0.06     6.589       604      188,718     80.53     47.02   100.00    75.24
18                               2         406,126      0.03     5.875       664      203,063     80.00     43.70   100.00    32.31
19                               7       1,032,126      0.08     7.320       638      147,447     82.66     47.23    61.25    38.75
20                               1         572,000      0.05     5.630       642      572,000     80.00     29.68     0.00   100.00
21                               3         449,850      0.04     7.332       572      149,950     87.01     45.46   100.00    83.89
                             -----   -------------    ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PENALTY TERM                LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                         1,549     300,741,257     24.42     8.338       640      194,152     86.64     43.24    69.82    13.01
6 Months                        43       4,363,205      0.35     8.214       627      101,470     86.76     40.74    90.93     3.01
12 Months                      360     111,096,907      9.02     8.135       657      308,603     85.69     45.10    53.06    23.78
24 Months                    2,584     566,778,073     46.02     8.248       643      219,341     87.84     45.38    56.28    21.81
30 Months                        1         261,752      0.02     9.990       677      261,752    100.00     44.01     0.00     0.00
36 Months                    1,531     248,408,219     20.17     7.969       639      162,252     84.54     42.96    73.33    11.11
                             -----   -------------    ------     -----       ---      -------    ------     -----    -----    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======    ======     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
CREDIT SCORES               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
501 to 525                      82      12,483,280      1.01    10.188       514      152,235     87.61     41.35    88.27     7.02
526 to 550                     200      34,441,506      2.80     9.485       540      172,208     84.06     41.85    90.67     0.44
551 to 575                     396      68,378,300      5.55     8.862       564      172,672     83.79     41.39    93.64     1.09
576 to 600                     796     142,296,880     11.56     8.720       589      178,765     88.83     42.62    92.49     5.12
601 to 625                   1,003     181,081,865     14.71     8.684       613      180,540     90.77     44.08    90.66     7.80
626 to 650                   1,400     276,396,499     22.45     8.041       639      197,426     86.96     45.24    69.48    15.19
651 to 675                     975     220,234,094     17.89     7.941       662      225,881     85.93     44.29    46.90    24.68
676 to 700                     559     135,549,419     11.01     7.652       687      242,486     84.67     45.53    31.13    34.57
701 to 725                     338      77,155,849      6.27     7.619       711      228,272     84.72     45.81    22.00    28.14
726 to 750                     179      45,424,602      3.69     7.573       736      253,769     83.45     45.28    21.96    31.37
751 to 775                      86      21,948,941      1.78     7.598       762      255,220     83.64     45.83    18.63    44.20
776 to 800                      40      12,202,825      0.99     7.713       786      305,071     84.12     45.97    18.59    31.82
801 to 817                      13       3,601,302      0.29     7.556       806      277,023     85.42     43.58    31.62    13.94
                             -----   -------------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       6,067   1,231,195,363    100.00     8.205       643      202,933     86.69     44.33    62.87    17.58
                             =====   =============    ======     =====       ===      =======     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.

CREDIT GRADE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
CREDIT GRADE                LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Option One - AA+             1,162     285,628,908     23.19     8.857       639      245,808     97.96     43.95    68.64    31.62
Option One - AA                229      47,971,272      3.89     9.918       581      209,482     95.66     45.52    89.06    12.89
Option One - A                  16       3,142,065      0.26     9.522       611      196,379     95.81     40.78    86.02     0.00
Option One - B                   6       2,270,910      0.18    10.396       613      378,485     96.53     44.43   100.00     0.00
Option One - C                   4         579,007      0.05    11.351       624      144,752     94.64     42.76   100.00     0.00
Ownit - No Grade             4,651     892,057,251     72.43     7.890       648      191,799     82.53     44.40    59.38    13.49
                             -----   -------------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       6,068   1,231,649,413    100.00     8.204       643      202,975     86.69     44.33    62.84    17.61
                             =====   =============    ======     =====       ===      =======     =====     =====    =====    =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GROSS MARGINS               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.500% or less                  31      15,474,449      1.46     7.533       692      499,176     78.37     40.58    16.07    63.54
2.501% to 3.000%                 2         105,051      0.01    12.328       555       52,526     95.00     34.62   100.00     0.00
3.501% to 4.000%                 6         629,709      0.06     9.951       654      104,952     96.67     42.51    49.76    50.24
4.001% to 4.500%                 4       1,019,315      0.10     6.423       666      254,829     94.01     43.37    45.13    54.87
4.501% to 5.000%                14       2,868,865      0.27     8.276       621      204,919     88.08     38.93    68.62    24.51
5.001% to 5.500%                30       6,488,745      0.61     8.231       621      216,291     87.57     45.36    91.70    20.01
5.501% to 6.000%             1,432     350,637,039     33.11     8.511       641      244,858     91.70     44.42    65.49    28.73
6.001% to 6.500%             2,161     511,605,599     48.32     7.823       649      236,745     83.28     45.02    54.97    17.63
6.501% to 7.000%               489     101,333,832      9.57     8.168       646      207,227     87.99     45.88    61.80     6.64
7.001% to 7.500%               163      29,201,305      2.76     8.359       638      179,149     86.83     43.75    54.05     7.97
7.501% to 8.000%               184      28,925,345      2.73     8.840       624      157,203     90.10     43.05    69.01     2.45
8.001% to 8.500%                44       7,386,925      0.70     9.330       608      167,885     88.46     43.83    73.88     3.74
8.501% to 9.000%                17       2,831,612      0.27     9.753       612      166,565     92.99     44.03    65.78     0.00
9.001% to 9.500%                 2         189,206      0.02    10.322       620       94,603     95.78     27.44    57.84     0.00
9.501% or greater                1         157,795      0.01    10.990       550      157,795    100.00     13.24   100.00     0.00
                             -----   -------------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       4,580   1,058,854,791    100.00     8.143       645      231,191     86.86     44.72    59.32    20.18
                             =====   =============    ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.990% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.145% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MAXIMUM          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------          --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                  4         811,809      0.08     5.376       641      202,952     80.00     44.53   100.00     0.00
11.501% to 12.000%              33       7,499,780      0.71     5.995       678      227,266     83.35     41.57    70.06    44.62
12.001% to 12.500%             130      32,954,180      3.11     6.419       666      253,494     80.79     46.08    91.82    36.48
12.501% to 13.000%             546     145,437,198     13.74     6.886       672      266,368     80.81     46.28    61.75    30.22
13.001% to 13.500%             746     198,155,052     18.71     7.338       668      265,623     80.79     46.17    44.27    26.56
13.501% to 14.000%             771     201,879,742     19.07     7.829       655      261,841     84.70     45.13    46.30    19.44
14.001% to 14.500%             555     132,549,658     12.52     8.317       635      238,828     88.78     44.77    56.77    16.03
14.501% to 15.000%             646     144,327,167     13.63     8.796       625      223,417     92.29     43.89    66.05    17.86
15.001% to 15.500%             351      70,466,746      6.65     9.307       619      200,760     93.88     42.09    66.81     9.22
15.501% to 16.000%             280      56,988,586      5.38     9.760       610      203,531     96.20     42.71    76.41    12.45
16.001% to 16.500%             147      22,587,572      2.13    10.258       609      153,657     97.28     41.57    87.01     1.57
16.501% to 17.000%             141      20,110,615      1.90    10.760       594      142,628     97.09     41.52    87.15     3.74
17.001% to 17.500%              78       9,692,505      0.92    11.271       589      124,263     97.11     41.42    86.29     7.67
17.501% to 18.000%              88       9,928,603      0.94    11.749       565      112,825     96.11     42.78    92.50     0.00
18.001% to 18.500%              51       4,383,991      0.41    12.296       579       85,961     96.00     40.58    87.90     0.00
18.501% to 19.000%              13       1,081,588      0.10    12.655       563       83,199     97.02     35.63    89.48     0.00
                             -----   -------------    ------    ------       ---      -------     -----     -----    -----    -----
TOTAL:                       4,580   1,058,854,791    100.00     8.143       645      231,191     86.86     44.72    59.32    20.18
                             =====   =============    ======    ======       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.250% per annum to 18.800% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.137% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE                 MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT DATE             LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
June 2007                        2         315,450      0.03     7.633       560      157,725     90.00     49.43   100.00    77.03
July 2007                        1         572,000      0.05     5.630       642      572,000     80.00     29.68     0.00   100.00
August 2007                      4         803,885      0.08     7.133       642      200,971     81.95     48.01    50.24    49.76
September 2007                   1         274,926      0.03     5.875       634      274,926     80.00     50.21   100.00     0.00
October 2007                     2         567,950      0.05     6.766       608      283,975     80.00     48.64   100.00   100.00
November 2007                    3         334,164      0.03     7.762       615      111,388     79.92     42.34    48.98     0.00
February 2008                    2          86,797      0.01     8.236       605       43,398     68.61     41.62   100.00     0.00
March 2008                       7         582,691      0.06     8.499       636       83,242     84.59     42.49    67.69     0.00
April 2008                      10       1,368,716      0.13     7.942       640      136,872     83.29     39.21    91.75     0.00
May 2008                         7       1,741,630      0.16     7.988       647      248,804     79.26     39.77    88.54    32.38
June 2008                        7       1,444,723      0.14     8.016       647      206,389     82.55     45.61    43.07    34.89
July 2008                       23       7,219,038      0.68     7.558       676      313,871     82.31     48.73    29.29    54.48
August 2008                     60      14,738,975      1.39     7.572       672      245,650     83.13     46.82    27.69    26.95
September 2008                 175      48,375,130      4.57     8.040       668      276,429     87.43     46.85    36.99    39.93
October 2008                 1,374     324,293,775     30.63     8.612       640      236,022     91.88     44.62    60.04    25.87
November 2008                  792     185,314,927     17.50     8.393       643      233,983     89.43     44.97    64.68    14.30
December 2008                1,116     258,579,374     24.42     7.684       642      231,702     81.09     44.71    56.57    16.37
January 2009                     2         492,812      0.05     6.500       645      246,406     80.00     40.15   100.00    68.99
March 2009                       8       1,931,265      0.18     8.075       638      241,408     77.96     47.86    51.87     0.00
April 2009                      16       3,304,836      0.31     7.730       632      206,552     76.99     44.82    79.44     0.00
May 2009                        14       2,999,171      0.28     8.025       637      214,227     75.02     42.60    64.93     0.00
June 2009                        7       2,440,376      0.23     8.494       635      348,625     82.52     45.99    58.45     0.00
July 2009                       12       1,906,908      0.18     7.778       629      158,909     83.93     45.92    64.36     0.00
August 2009                     20       4,724,256      0.45     8.150       652      236,213     88.57     45.42    45.37     0.00
September 2009                  46       8,186,315      0.77     7.948       671      177,963     87.22     45.54    55.10     5.53
October 2009                   222      41,171,744      3.89     8.087       652      185,458     84.80     43.73    60.16     4.63
November 2009                  142      25,670,636      2.42     7.965       640      180,779     83.49     43.30    69.75     2.88
December 2009                  313      60,552,184      5.72     7.813       634      193,457     83.89     44.08    74.25     2.04
January 2010                     1          92,973      0.01     7.630       684       92,973     94.90     51.36   100.00     0.00
June 2010                        1         134,400      0.01     6.625       601      134,400     80.00     36.16   100.00   100.00
August 2010                      1         169,064      0.02     6.875       637      169,064     80.00     45.82   100.00     0.00
December 2010                    1          94,832      0.01     8.380       699       94,832     90.00     34.89   100.00     0.00
March 2011                       2         299,800      0.03     7.881       617      149,900     70.52     49.62   100.00     0.00
May 2011                         1         157,981      0.01     8.000       608      157,981     80.00     44.84   100.00     0.00
July 2011                        1         129,794      0.01     8.875       710      129,794    100.00     35.44     0.00     0.00
September 2011                   4       1,465,704      0.14     8.108       687      366,426     92.63     41.53     8.19    94.83
October 2011                    54      16,328,016      1.54     7.869       657      302,371     92.75     45.76    79.05    43.40
November 2011                   47      15,155,670      1.43     8.053       659      322,461     88.60     43.03    65.59    48.17
December 2011                   74      22,500,493      2.12     7.365       682      304,061     79.23     43.41    45.52    37.88
September 2013                   1         102,242      0.01     7.125       688      102,242     80.00     43.99     0.00     0.00
November 2013                    2         483,396      0.05     6.132       636      241,698     80.00     43.17    77.68     0.00
December 2013                    1         170,773      0.02     8.000       695      170,773     80.00     43.02     0.00   100.00
September 2016                   1       1,575,000      0.15     7.000       761    1,575,000     75.00     38.00     0.00   100.00
                             -----   -------------    ------     -----       ---    ---------     -----     -----   ------   ------
TOTAL:                       4,580   1,058,854,791    100.00     8.143       645      231,191     86.86     44.72    59.32    20.18
                             =====   =============    ======     =====       ===    =========     =====     =====   ======   ======

GROUP ONE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $569,516,134
Aggregate Original Principal Balance      $570,220,970
Number of Mortgage Loans                         3,621

                                  MINIMUM      MAXIMUM    AVERAGE (1)
                                ----------   ----------   -----------
Original Principal Balance         $20,000     $622,250      $157,476
Outstanding Principal Balance      $15,643     $621,671      $157,281

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                   180          360           359
Stated remaining Term (mos)           163          358           355
Loan Age (mos)                          2           18             4
Current Interest Rate               5.250%      13.500%        8.394%
Initial Interest Rate Cap(4)        3.000%       3.000%        3.000%
Periodic Rate Cap(4)                1.000%       1.000%        1.000%
Gross Margin(4)                     2.250%       9.375%        6.236%
Maximum Mortgage Rate(4)           11.250%      18.800%       14.376%
Minimum Mortgage Rate(4)            5.250%      12.800%        8.381%
Months to Roll(4)                       7           81            24
Original Loan-to-Value              11.63%      100.00%        87.07%
Combined Loan-to-Value              11.63%      100.00%        92.04%
Credit Score (3)                      501          808           628

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   10/01/2020   01/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                               98.74%
2nd Lien                                1.26%

OCCUPANCY
Primary                                93.51%
Second Home                             0.80%
Investment                              5.68%

LOAN TYPE
Fixed Rate                             19.23%
ARM                                    80.77%

AMORTIZATION TYPE
Fully Amortizing                       33.69%
Interest Only                           8.19%
15/30 Balloon                           0.07%
30/45 Balloon                          27.28%
30/40 Balloon                          12.63%
30/50 Balloon                          18.15%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2005                                    0.15%
2006                                   99.85%

LOAN PURPOSE
Purchase                               37.62%
Refinance - Rate/Term                   8.14%
Refinance - Cashout                    54.24%

PROPERTY TYPE
Single Family                          79.28%
Condominium                             5.01%
Planned Unit Development               10.20%
Two- to Four-Family                     5.50%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF MORTGAGE RATES     LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less                   3         436,308      0.08     5.373       635      145,436     79.99     44.22   100.00     0.00
5.501% to 6.000%                21       3,544,811      0.62     5.946       684      168,801     80.89     42.93    90.63    30.31
6.001% to 6.500%                69      13,306,545      2.34     6.370       664      192,848     79.57     45.89    94.75    18.24
6.501% to 7.000%               312      56,941,802     10.00     6.876       656      182,506     80.18     45.62    86.32    15.02
7.001% to 7.500%               448      77,633,276     13.63     7.336       650      173,289     79.71     44.53    75.59    11.94
7.501% to 8.000%               576     103,447,940     18.16     7.834       633      179,597     82.50     43.80    71.55     9.88
8.001% to 8.500%               475      80,332,235     14.11     8.339       621      169,120     88.29     43.15    76.01     6.63
8.501% to 9.000%               599      97,251,484     17.08     8.809       616      162,356     91.02     43.04    79.59     4.61
9.001% to 9.500%               327      51,674,497      9.07     9.305       609      158,026     92.80     42.21    77.75     4.32
9.501% to 10.000%              242      33,499,120      5.88     9.777       612      138,426     95.22     42.40    80.89     6.49
10.001% to 10.500%             142      17,229,500      3.03    10.261       614      121,335     96.38     41.49    83.81     2.06
10.501% to 11.000%             129      13,859,642      2.43    10.756       601      107,439     97.13     42.44    87.19     2.70
11.001% to 11.500%              79       7,254,235      1.27    11.299       600       91,826     97.24     43.93    82.46     2.15
11.501% to 12.000%              84       6,993,921      1.23    11.768       581       83,261     97.28     43.42    88.03     0.00
12.001% to 12.500%              87       4,902,698      0.86    12.284       594       56,353     97.27     41.46    89.40     0.00
12.501% to 13.000%              26       1,156,158      0.20    12.736       598       44,468     98.85     40.17   100.00     0.00
13.001% to 13.500%               2          51,963      0.01    13.269       626       25,981    100.00     37.22    38.44     0.00
                             -----     -----------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.394% per annum.

REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
REMAINING TERMS (MONTHS)    LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
157 to 168                       3         103,580      0.02    11.827       583       34,527     99.99     48.16   100.00     0.00
169 to 180                      20       1,249,422      0.22     9.441       620       62,471     79.89     36.48    78.23     0.00
229 to 240                       4         492,057      0.09     8.071       606      123,014     68.15     36.30   100.00     0.00
337 to 348                      41       4,308,648      0.76     8.049       612      105,089     80.59     41.67    92.39     6.76
349 to 360                   3,553     563,362,426     98.92     8.394       628      158,560     87.15     43.58    78.55     8.23
                             -----     -----------    ------    ------       ---      -------     -----     -----   ------     ----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======    ======       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 163 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE                        OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OF ORIGINAL MORTGAGE      MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PRINCIPAL BALANCES     LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                173       5,820,664      1.02    10.897       642       33,645     94.78     41.50    69.30     0.00
$50,001 to $100,000            859      66,637,020     11.70     9.066       625       77,575     88.39     39.92    88.66     0.49
$100,001 to $150,000           998     123,766,293     21.73     8.555       626      124,014     86.11     42.63    83.03     3.63
$150,001 to $200,000           696     121,158,370     21.27     8.260       627      174,078     86.04     44.12    80.28     5.97
$200,001 to $250,000           370      82,361,448     14.46     8.121       629      222,599     86.11     45.25    76.81     8.45
$250,001 to $300,000           227      62,063,426     10.90     8.170       624      273,407     87.48     44.71    77.30    15.57
$300,001 to $350,000           149      48,535,300      8.52     8.171       627      325,740     87.94     44.66    75.96    16.93
$350,001 to $400,000           107      39,921,078      7.01     8.079       628      373,094     88.28     43.91    71.94    12.87
$400,001 to $450,000            22       9,036,261      1.59     8.126       646      410,739     87.81     44.50    45.34    23.29
$450,001 to $500,000             9       4,323,317      0.76     8.402       661      480,369     91.83     44.26    55.66    10.99
$500,001 to $550,000             8       4,108,996      0.72     8.159       670      513,625     94.46     43.22    24.94    49.74
$550,001 to $600,000             2       1,162,289      0.20     8.070       630      581,144     96.67     52.36    49.80     0.00
$600,001 to $650,000             1         621,671      0.11     8.750       640      621,671     95.00     36.58     0.00     0.00
                             -----     -----------    ------    ------       ---      -------     -----     -----    -----     ----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======    ======       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $15,643 to approximately $621,671 and the average outstanding principal balance of the Mortgage Loans was approximately $157,281.

PRODUCT TYPES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans             10         822,403      0.14     8.358       617       82,240     69.91     33.64    90.40     0.00
15/30 Balloon Loans             11         397,245      0.07    11.542       628       36,113     99.65     42.53    51.42     0.00
20 Year Fixed Loans              4         492,057      0.09     8.071       606      123,014     68.15     36.30   100.00     0.00
2/28 LIBOR Loans               926     149,492,386     26.25     8.926       628      161,439     92.44     43.24    76.62    26.68
2/28 LIBOR Loans
   (40 due in 30)              282      56,566,360      9.93     8.929       620      200,590     96.04     44.17    84.26     0.00
2/28 LIBOR Loans
   (45 due in 30)              434      76,877,729     13.50     7.917       637      177,138     82.55     45.02    64.19     0.00
2/28 LIBOR Loans
   (50 due in 30)              378      73,599,239     12.92     7.819       619      194,707     80.73     44.82    76.79     0.00
30 Year Fixed Loans            529      57,434,350     10.08     8.401       622      108,572     84.30     40.28    92.39     1.82
30/40 Balloon Loans            130       8,345,042      1.47     9.950       633       64,193     93.17     44.06    69.45     0.00
30/45 Balloon Loans            225      33,541,379      5.89     8.202       615      149,073     83.83     43.50    94.79     0.00
30/50 Balloon Loans             55       8,474,734      1.49     7.962       621      154,086     80.67     44.87    99.24     0.00
3/27 LIBOR Loans               160      20,796,475      3.65     8.228       635      129,978     86.84     40.92    82.16     9.23
3/27 LIBOR Loans
   (40 due in 30)               13       2,081,996      0.37     8.718       615      160,154     88.06     37.22    76.51     0.00
3/27 LIBOR Loans
   (45 due in 30)              257      42,449,037      7.45     7.994       639      165,171     83.71     44.23    72.37     0.00
3/27 LIBOR Loans
   (50 due in 30)              102      17,649,070      3.10     7.798       625      173,030     83.23     44.97    84.90     0.00
4/26 LIBOR Loans                 1          94,832      0.02     8.380       699       94,832     90.00     34.89   100.00     0.00
5/25 LIBOR Loans                51       9,201,051      1.62     8.242       658      180,413     88.32     43.77    83.09    39.47
5/25 LIBOR Loans
   (40 due in 30)               20       4,924,215      0.86     8.549       649      246,211     94.82     45.19    61.19     0.00
5/25 LIBOR Loans
   (45 due in 30)               14       2,364,368      0.42     7.899       634      168,883     81.14     43.12    94.49     0.00
5/25 LIBOR Loans
   (50 due in 30)               17       3,633,497      0.64     7.488       665      213,735     79.62     41.85    58.45     0.00
7/23 LIBOR Loans                 1         170,773      0.03     8.000       695      170,773     80.00     43.02     0.00   100.00
7/23 LIBOR Loans
   (45 due in 30)                1         107,895      0.02     8.750       592      107,895     80.00     37.18     0.00     0.00
                             -----     -----------    ------    ------       ---      -------     -----     -----   ------   ------
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======    ======       ===      =======     =====     =====   ======   ======

AMORTIZATION TYPE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing             1,487     191,852,967     33.69     8.931       619      129,020     89.48     41.54    84.69     0.00
Balloon                      1,939     331,011,807     58.12     8.167       627      170,713     85.18     44.45    76.86     0.00
60 Month Interest-Only         188      45,363,351      7.97     7.804       664      241,294     90.73     45.35    66.20   100.00
120 Month Interest-Only          7       1,288,009      0.23     7.233       692      184,001     84.86     45.62    89.88   100.00
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                          2,657     460,008,924     80.77     8.384       629      173,131     87.70     43.95    75.56     9.91
Fixed Rate                     964     109,507,210     19.23     8.434       620      113,597     84.43     41.85    91.78     0.95
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GEOGRAPHIC DISTRIBUTION     LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         28       3,211,203      0.56     9.285       607      114,686     93.74     40.10    96.65     4.73
Alaska                           2         618,794      0.11     8.742       645      309,397     95.00     47.41    53.22     0.00
Arizona                        115      20,039,158      3.52     7.766       627      174,254     81.30     43.34    74.26     9.39
Arkansas                        20       2,094,350      0.37     9.229       615      104,717     87.17     41.02    76.99     0.00
California                     289      73,327,120     12.88     7.796       641      253,727     82.36     44.94    59.87    24.84
Colorado                       231      38,772,731      6.81     7.986       633      167,847     86.92     44.22    89.68     5.73
Connecticut                     22       4,267,414      0.75     8.928       657      193,973     93.07     43.60    73.02     0.00
Delaware                         2         421,710      0.07     8.956       558      210,855     95.00     51.00   100.00     0.00
Florida                        238      41,891,536      7.36     8.282       623      176,015     83.20     43.85    73.36     7.25
Georgia                        158      22,013,202      3.87     8.638       625      139,324     88.66     43.38    87.82     3.29
Hawaii                           8       3,209,191      0.56     7.642       653      401,149     97.73     46.82    45.87    35.21
Idaho                          100      13,194,237      2.32     8.091       631      131,942     83.70     41.18    71.83     8.31
Illinois                       117      18,882,407      3.32     8.873       622      161,388     89.75     42.06    75.52     1.68
Indiana                         26       2,715,054      0.48     8.872       627      104,425     93.70     40.86    87.18     0.00
Iowa                            47       5,039,446      0.88     9.445       610      107,222     92.25     39.50    97.77     5.84
Kansas                          56       5,481,060      0.96     8.824       627       97,876     89.39     41.52    83.40     2.39
Kentucky                        67       7,780,570      1.37     8.759       622      116,128     92.48     43.48    89.53     1.00
Louisiana                        8       1,110,214      0.19    10.449       588      138,777     97.03     39.40   100.00     0.00
Maine                           17       2,684,774      0.47     8.474       641      157,928     91.37     43.00    94.67    16.69
Maryland                        34       7,210,067      1.27     8.140       619      212,061     86.34     42.95    87.92     5.71
Massachusetts                   30       8,982,564      1.58     8.448       639      299,419     93.27     46.33    69.82     7.90
Michigan                       180      20,337,089      3.57     9.022       620      112,984     91.89     42.15    88.76     2.66
Minnesota                       72      11,173,571      1.96     8.278       625      155,188     89.32     45.42    85.01     3.39
Mississippi                     13       1,633,064      0.29     8.436       614      125,620     92.14     44.46   100.00     0.00
Missouri                       109      11,833,901      2.08     8.837       620      108,568     90.13     42.00    89.72     2.52
Montana                          7         825,980      0.15     8.548       638      117,997     85.19     47.08    82.58     0.00
Nebraska                        36       3,173,232      0.56     8.818       635       88,145     88.58     40.80    90.76     2.14
Nevada                          63      12,740,694      2.24     7.987       628      202,233     85.21     46.45    79.76    14.54
New Hampshire                    9       1,997,430      0.35     9.123       634      221,937     97.47     43.55    81.71    21.58
New Jersey                      37       8,755,470      1.54     8.895       625      236,634     91.24     41.76    65.88     3.98
New Mexico                       6       1,213,238      0.21     8.415       635      202,206     80.45     41.79    69.37     0.00
New York                        19       6,449,594      1.13     8.612       639      339,452     95.41     46.41    64.15    18.06
North Carolina                 103      13,486,755      2.37     8.783       626      130,939     87.93     43.86    91.45     1.17
North Dakota                     1          63,540      0.01    10.150       626       63,540     95.00     35.61   100.00     0.00
Ohio                           347      37,894,622      6.65     8.685       621      109,206     90.83     40.24    92.81     1.68
Oklahoma                        33       2,819,144      0.50     8.892       625       85,429     92.62     41.85    95.14     0.00
Oregon                         156      29,076,499      5.11     7.998       637      186,388     83.35     44.21    73.81    11.82
Pennsylvania                   104      11,550,290      2.03     8.855       620      111,060     90.07     42.10    89.02     1.30
Rhode Island                    11       2,716,611      0.48     8.755       620      246,965     89.70     40.95    73.89     8.54
South Carolina                  36       5,102,660      0.90     9.480       621      141,741     96.11     43.08    91.19     7.08
South Dakota                     1         154,082      0.03     8.800       643      154,082     95.00     54.85   100.00     0.00
Tennessee                       98      10,922,292      1.92     8.556       626      111,452     86.88     41.71    96.33     3.08
Texas                           65       7,389,739      1.30    10.702       578      113,688     96.52     43.39    94.59     0.00
Utah                            84      14,153,315      2.49     8.195       626      168,492     85.36     43.32    81.11     3.46
Vermont                         12       1,885,195      0.33     9.296       620      157,100     91.47     43.17    83.51     0.00
Virginia                        61      10,260,010      1.80     8.659       600      168,197     86.46     43.28    92.40     7.15
Washington                     232      45,700,813      8.02     8.000       635      196,986     83.70     45.94    65.46     9.17
Wisconsin                       89      10,553,091      1.85     9.112       621      118,574     90.63     43.31    81.73     0.00
Wyoming                         22       2,707,413      0.48     8.350       618      123,064     85.73     42.50    83.81     0.00
                             -----     -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======    ======       ===      =======     =====     =====   ======    =====

No more than approximately 0.35% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF ORIGINAL         MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  47       6,326,492      1.11     7.978       607      134,606     40.88     40.30    73.79     0.00
50.01% to 55.00%                25       3,676,245      0.65     7.928       592      147,050     53.04     44.01    70.36     0.00
55.01% to 60.00%                30       4,906,715      0.86     7.607       606      163,557     58.00     38.59    77.87     6.42
60.01% to 65.00%                36       6,093,512      1.07     7.583       595      169,264     63.17     40.31    83.20     5.70
65.01% to 70.00%                83      12,931,913      2.27     7.933       586      155,806     68.73     37.99    76.22     2.38
70.01% to 75.00%               179      27,020,840      4.74     7.665       621      150,954     74.04     42.93    72.05     2.09
75.01% to 80.00%             1,045     172,003,427     30.20     7.503       650      164,597     79.82     44.74    66.84     7.80
80.01% to 85.00%               197      33,699,559      5.92     8.386       605      171,064     84.46     42.43    78.68     4.51
85.01% to 90.00%               338      54,223,106      9.52     8.513       616      160,423     89.68     41.36    88.69     6.05
90.01% to 95.00%               763     134,852,783     23.68     9.043       610      176,740     94.73     43.58    86.20     8.46
95.01% to 100.00%              878     113,781,542     19.98     9.256       639      129,592     99.86     44.38    85.07    13.62
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.63% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.26% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.62%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 21.03%.

COMBINED LOAN-TO-VALUE RATIOS

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF COMBINED         MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  47       6,326,492      1.11     7.978       607      134,606     40.88     40.30    73.79     0.00
50.01% to 55.00%                25       3,676,245      0.65     7.928       592      147,050     53.04     44.01    70.36     0.00
55.01% to 60.00%                30       4,906,715      0.86     7.607       606      163,557     58.00     38.59    77.87     6.42
60.01% to 65.00%                35       5,814,639      1.02     7.587       593      166,133     63.28     39.70    82.39     5.98
65.01% to 70.00%                79      12,460,616      2.19     7.935       586      157,729     68.74     38.02    75.73     2.48
70.01% to 75.00%                90      16,313,799      2.86     7.825       598      181,264     73.69     41.25    81.31     1.87
75.01% to 80.00%               236      42,784,868      7.51     7.825       612      181,292     79.49     40.47    77.73     5.44
80.01% to 85.00%               194      33,080,675      5.81     8.385       604      170,519     84.30     42.18    79.39     4.60
85.01% to 90.00%               347      56,393,314      9.90     8.472       617      162,517     89.24     41.46    88.45     6.17
90.01% to 95.00%               787     141,229,099     24.80     8.960       613      179,452     93.88     43.66    84.66     8.69
95.01% to 100.00%            1,751     246,529,672     43.29     8.264       651      140,794     89.01     45.36    73.23    10.46
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 11.63% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 92.04%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 1.26% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.62%. Approximately 25.00% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.43%.

DEBT-TO-INCOME RATIOS

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF DEBT-TO-         MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
INCOME RATIOS               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                  85      12,966,090      2.28     8.532       630      152,542     85.62     15.34    81.92     2.72
20.01% to 25.00%               101      12,177,311      2.14     8.451       617      120,567     83.17     22.99    84.69     5.80
25.01% to 30.00%               210      26,055,835      4.58     8.405       617      124,075     84.25     27.84    89.73     4.13
30.01% to 35.00%               359      51,923,670      9.12     8.556       618      144,634     86.91     32.70    83.97     5.37
35.01% to 40.00%               476      70,089,472     12.31     8.546       626      147,247     87.97     37.55    77.35     8.37
40.01% to 45.00%               640      98,249,975     17.25     8.532       630      153,516     87.33     42.74    70.26     9.08
45.01% to 50.00%               896     147,763,348     25.95     8.392       631      164,914     86.59     47.76    68.74     8.29
50.01% to 55.00%               661     115,715,569     20.32     8.154       631      175,061     87.74     52.24    88.26     8.87
55.01% to 60.00%               193      34,574,863      6.07     8.176       628      179,144     88.61     55.72    96.07    12.82
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 4.80% to 59.97% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.54%.

LOAN PURPOSE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PURPOSE                LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout          1,640     308,908,217     54.24     8.295       619      188,359     86.12     42.70    81.29     8.56
Purchase                     1,705     214,236,583     37.62     8.516       645      125,652     88.57     45.08    73.43     7.74
Refinance - Rate Term          276      46,371,333      8.14     8.485       609      168,012     86.49     42.05    85.49     7.83
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====     ====

PROPERTY TYPE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PROPERTY TYPE               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                2,962     451,509,306     79.28     8.425       624      152,434     87.09     43.09    81.19     7.52
Planned Unit Development       323      58,105,247     10.20     8.136       633      179,892     86.97     45.80    79.64     8.90
Two- to Four-Family            148      31,346,997      5.50     8.490       654      211,804     88.03     44.43    53.11    12.01
Condo                          188      28,554,585      5.01     8.314       644      151,886     85.86     45.16    65.09    13.21
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====    =====

DOCUMENTATION

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
DOCUMENTATION               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------

Option One - Full
   Documentation               749     128,680,314     22.59     9.322       613      171,803     97.14     44.52   100.00    15.52
Option One - Bank
   Statements                   12       2,506,993      0.44    10.186       589      208,916     95.12     44.30     0.00     0.00
Option One - Limited
   Documentation                 3         705,570      0.12     9.294       651      235,190     96.29     46.71     0.00    32.88
Option One - Stated
   Documentation                87      23,494,279      4.13     8.898       662      270,049     97.01     40.89     0.00    22.41
Option One - No
   Documentation                 3       1,017,175      0.18     7.925       762      339,058     96.17        --     0.00     0.00
Ownit - Full
   Documentation             2,184     319,389,501     56.08     8.037       620      146,241     84.19     43.13   100.00     3.51
Ownit - Low
   Documentation                63      11,843,365      2.08     8.003       647      187,990     82.38     43.92     0.00     9.22
Ownit - Stated
   Documentation               520      81,878,938     14.38     8.179       669      157,459     79.87     44.30     0.00    10.84
                             -----     -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======    ======       ===      =======     =====     =====   ======    =====

OCCUPANCY

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
OCCUPANCY                   LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------                 --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                     3,392      532,582,607     93.51     8.362       625      157,011     87.08     43.62    79.70     8.18
Investment                    204       32,350,005      5.68     8.903       663      158,578     86.85     41.97    65.96     9.03
Second Home                    25        4,583,521      0.80     8.500       658      183,341     87.23     45.79    49.76     3.34
                            -----      -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      3,621      569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                            =====      ===========    ======     =====       ===      =======     =====     =====    =====     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOANS AGE        MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
(MONTHS)                    LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
2                                1          92,973      0.02     7.630       684       92,973     94.90     51.36   100.00     0.00
3                            1,135     190,037,855     33.37     7.912       626      167,434     82.03     42.97    77.84     5.00
4                              787     131,928,513     23.17     8.424       628      167,635     88.10     44.00    82.20     6.94
5                            1,250     192,166,437     33.74     8.803       628      153,733     91.01     43.41    77.47    11.59
6                              170      25,196,883      4.42     8.554       643      148,217     90.66     46.34    74.11    19.61
7                               88      10,438,225      1.83     8.565       627      118,616     90.29     45.58    72.46     4.58
8                               31       2,798,705      0.49     8.531       635       90,281     89.78     46.64    81.33     0.00
9                               25       2,572,764      0.45     8.632       628      102,911     83.33     47.40    71.80     0.00
10                              46       4,625,071      0.81     9.103       606      100,545     83.86     41.41    85.67     0.00
11                              44       5,246,479      0.92     8.379       619      119,238     83.70     39.64    82.39     0.00
12                              31       3,201,308      0.56     8.182       617      103,268     81.25     41.89    89.75     0.00
13                               5         329,534      0.06     9.647       579       65,907     78.96     43.26   100.00     0.00
15                               2         239,627      0.04     8.129       586      119,814     82.42     36.16   100.00     0.00
16                               2         163,686      0.03     8.817       573       81,843     79.86     44.22   100.00     0.00
17                               3         346,873      0.06     6.836       579      115,624     81.15     47.02   100.00    46.11
18                               1         131,200      0.02     5.875       726      131,200     80.00     30.05   100.00   100.00
                             -----     -----------    ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PENALTY TERM                LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------------       --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                         1,036     162,457,216     28.53     8.532       628      156,812     87.28     42.63    79.67     5.00
6 Months                        31       3,178,057      0.56     8.065       633      102,518     85.55     42.49    87.55     4.13
12 Months                      157      34,000,559      5.97     8.287       640      216,564     84.65     43.34    64.98    15.18
24 Months                    1,372     230,867,536     40.54     8.472       626      168,271     88.56     44.83    75.26    11.64
36 Months                    1,025     139,012,766     24.41     8.135       627      135,622     84.97     42.56    86.32     4.57
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
CREDIT SCORES               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
501 to 525                      54       7,024,889      1.23    10.043       514      130,091     84.66     40.75    93.19     7.14
526 to 550                     137      23,609,703      4.15     9.261       541      172,334     81.77     41.39    91.97     0.64
551 to 575                     282      44,994,653      7.90     8.766       565      159,556     82.66     40.61    94.30     1.12
576 to 600                     573      88,537,645     15.55     8.747       589      154,516     88.08     42.58    93.87     2.14
601 to 625                     722     113,657,116     19.96     8.707       613      157,420     90.37     44.00    91.45     5.35
626 to 650                     835     128,889,812     22.63     8.128       638      154,359     87.36     45.12    78.85     7.30
651 to 675                     500      79,342,255     13.93     8.074       661      158,685     86.75     43.11    64.29    12.32
676 to 700                     249      40,530,524      7.12     7.807       687      162,773     85.56     44.15    50.44    22.04
701 to 725                     140      20,934,686      3.68     7.671       712      149,533     85.91     44.78    39.73    17.86
726 to 750                      73      12,828,966      2.25     7.549       736      175,739     84.98     44.19    43.93    25.74
751 to 775                      38       6,184,666      1.09     7.595       761      162,754     85.67     45.86    38.61    24.56
776 to 800                      12       2,173,504      0.38     8.188       787      181,125     81.55     43.37     9.79    30.60
801 to 817                       6         807,716      0.14     7.233       804      134,619     84.18     39.64    85.41    22.53
                             -----     -----------    ------    ------       ---      -------     -----     -----    -----    -----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======    ======       ===      =======     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 808 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 628.

CREDIT GRADE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
CREDIT GRADE                LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Option One - AA+               679     124,500,245     21.86     9.121       629      183,358     97.38     43.77    79.79    18.07
Option One - AA                153      27,609,819      4.85     9.805       585      180,456     95.91     45.09    92.29    10.75
Option One - A                  15       2,718,158      0.48     9.585       609      181,211     95.16     40.35    83.84     0.00
Option One - B                   3         997,101      0.18     9.835       614      332,367     97.85     49.20   100.00     0.00
Option One - C                   4         579,007      0.10    11.351       624      144,752     94.64     42.76   100.00     0.00
Ownit - No Grade             2,767     413,111,803     72.54     8.065       630      149,300     83.28     43.38    77.31     5.13
                             -----     -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,621     569,516,134    100.00     8.394       628      157,281     87.07     43.54    78.68     8.19
                             =====     ===========    ======    ======       ===      =======     =====     =====   ======    =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF GROSS MARGINS      LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------------    --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.500% or less                   4         487,891      0.11     7.258       718      121,973     80.00     40.69    42.94    49.68
2.501% to 3.000%                 1          50,015      0.01    12.700       541       50,015     95.00     43.41   100.00     0.00
3.501% to 4.000%                 4         529,447      0.12     9.565       660      132,362     96.51     42.01    40.25    59.75
4.001% to 4.500%                 3         460,063      0.10     6.980       654      153,354     86.72     41.47   100.00     0.00
4.501% to 5.000%                12       2,021,939      0.44     9.351       614      168,495     91.46     40.02    83.76     6.49
5.001% to 5.500%                22       4,263,857      0.93     9.103       600      193,812     91.23     42.00    87.37     0.00
5.501% to 6.000%               838     150,802,060     32.78     8.758       624      179,955     90.20     43.83    79.15    13.99
6.001% to 6.500%             1,182     212,311,141     46.15     8.030       634      179,620     84.81     43.87    72.54     9.99
6.501% to 7.000%               308      49,309,631     10.72     8.359       633      160,096     90.76     45.38    81.39     3.47
7.001% to 7.500%               111      15,598,885      3.39     8.432       632      140,530     87.66     43.05    61.29     3.51
7.501% to 8.000%               126      17,885,585      3.89     8.823       623      141,949     89.85     44.35    75.32     1.97
8.001% to 8.500%                31       4,451,671      0.97     9.328       609      143,602     89.94     42.44    76.62     0.00
8.501% to 9.000%                13       1,647,532      0.36     9.671       629      126,733     96.27     43.60    70.73     0.00
9.001% to 9.500%                 2         189,206      0.04    10.322       620       94,603     95.78     27.44    57.84     0.00
                             -----     -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       2,657     460,008,924    100.00     8.384       629      173,131     87.70     43.95    75.56     9.91
                             =====     ===========    ======    ======       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.236% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MAXIMUM          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------          --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                  3         436,308      0.09     5.373       635      145,436     79.99     44.22   100.00     0.00
11.501% to 12.000%              19       3,077,837      0.67     6.189       679      161,991     85.33     42.75    91.69    37.59
12.001% to 12.500%              68      13,229,573      2.88     6.454       664      194,553     80.12     45.64    94.72    17.73
12.501% to 13.000%             265      49,658,600     10.80     6.877       658      187,391     80.75     45.98    84.90    16.01
13.001% to 13.500%             344      61,668,868     13.41     7.338       654      179,270     80.61     44.86    70.10    14.81
13.501% to 14.000%             401      78,974,661     17.17     7.838       638      196,944     84.33     44.63    65.31    12.79
14.001% to 14.500%             341      62,368,616     13.56     8.335       622      182,899     88.83     43.53    71.07     8.25
14.501% to 15.000%             437      78,027,594     16.96     8.806       616      178,553     91.06     43.61    75.89     5.74
15.001% to 15.500%             243      42,287,749      9.19     9.305       611      174,024     92.81     42.27    73.40     5.28
15.501% to 16.000%             172      27,732,846      6.03     9.781       609      161,237     95.31     42.98    80.99     7.83
16.001% to 16.500%             107      14,652,046      3.19    10.249       616      136,935     97.25     41.18    84.54     2.43
16.501% to 17.000%              97      11,879,646      2.58    10.743       597      122,471     97.28     42.40    90.28     3.14
17.001% to 17.500%              55       6,335,914      1.38    11.285       593      115,198     97.01     43.77    89.92     2.46
17.501% to 18.000%              55       5,852,111      1.27    11.750       574      106,402     96.83     43.14    91.30     0.00
18.001% to 18.500%              42       3,320,235      0.72    12.288       585       79,053     96.21     40.61    93.41     0.00
18.501% to 19.000%               8         506,319      0.11    12.694       584       63,290     97.39     35.66   100.00     0.00
                             -----     -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       2,657     460,008,924    100.00     8.384       629      173,131     87.70     43.95    75.56     9.91
                             =====     ===========    ======    ======       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.250% per annum to 18.800% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.376% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE                 MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT DATE             LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
October 2007                     1         159,950      0.03     7.750       565      159,950     80.00     52.77   100.00   100.00
November 2007                    2         163,686      0.04     8.817       573       81,843     79.86     44.22   100.00     0.00
February 2008                    2          86,797      0.02     8.236       605       43,398     68.61     41.62   100.00     0.00
March 2008                       6         513,897      0.11     8.499       644       85,650     83.86     41.34    63.37     0.00
April 2008                       9         675,084      0.15     8.396       635       75,009     86.66     37.53    83.27     0.00
May 2008                         3         330,109      0.07     9.176       607      110,036     89.50     38.62   100.00     0.00
June 2008                        4         688,618      0.15     8.439       638      172,154     87.18     45.12    53.75     0.00
July 2008                        6         897,926      0.20     8.157       630      149,654     88.28     49.20   100.00     0.00
August 2008                     28       4,130,173      0.90     8.142       637      147,506     89.47     46.09    59.02    11.56
September 2008                  82      14,788,046      3.21     8.556       644      180,342     90.72     47.34    69.15    32.79
October 2008                   750     130,410,664     28.35     8.943       626      173,881     93.05     43.73    74.73    15.26
November 2008                  502      91,436,959     19.88     8.562       629      182,145     89.97     44.69    79.44     7.63
December 2008                  627     112,552,042     24.47     7.875       624      179,509     81.64     43.53    73.49     6.79
March 2009                       5         706,834      0.15     7.694       634      141,367     79.66     43.02    80.23     0.00
April 2009                      10       1,684,880      0.37     8.099       620      168,488     76.26     41.16    75.79     0.00
May 2009                        10       1,734,674      0.38     8.406       625      173,467     74.31     38.75    61.78     0.00
June 2009                        3         709,801      0.15     7.404       646      236,600     79.53     49.24    42.64     0.00
July 2009                        7         829,921      0.18     7.836       643      118,560     85.19     48.90    65.27     0.00
August 2009                     10       1,698,033      0.37     8.383       623      169,803     92.56     47.08    67.59     0.00
September 2009                  29       4,243,102      0.92     8.259       658      146,314     89.22     45.73    79.03     2.42
October 2009                   148      22,333,224      4.85     8.241       639      150,900     85.72     42.97    73.61     3.51
November 2009                   96      14,449,546      3.14     7.985       636      150,516     84.23     43.22    82.27     3.69
December 2009                  211      34,195,354      7.43     7.887       628      162,063     83.96     43.38    80.14     1.08
January 2010                     1          92,973      0.02     7.630       684       92,973     94.90     51.36   100.00     0.00
December 2010                    1          94,832      0.02     8.380       699       94,832     90.00     34.89   100.00     0.00
March 2011                       2         299,800      0.07     7.881       617      149,900     70.52     49.62   100.00     0.00
May 2011                         1         157,981      0.03     8.000       608      157,981     80.00     44.84   100.00     0.00
July 2011                        1         129,794      0.03     8.875       710      129,794    100.00     35.44     0.00     0.00
September 2011                   2         195,704      0.04     9.431       694       97,852    100.00     34.63    61.32    61.32
October 2011                    35       7,469,806      1.62     8.581       658      213,423     90.68     44.92    74.31    19.42
November 2011                   25       5,305,320      1.15     8.324       642      212,213     93.18     45.20    78.09    21.50
December 2011                   36       6,564,726      1.43     7.454       662      182,354     79.61     41.28    72.27    14.01
November 2013                    1         107,895      0.02     8.750       592      107,895     80.00     37.18     0.00     0.00
December 2013                    1         170,773      0.04     8.000       695      170,773     80.00     43.02     0.00   100.00
                             -----     -----------    ------     -----       ---      -------    ------     -----   ------   ------
TOTAL:                       2,657     460,008,924    100.00     8.384       629      173,131     87.70     43.95    75.56     9.91
                             =====     ===========    ======     =====       ===      =======    ======     =====   ======   ======

GROUP TWO MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $662,133,279
Aggregate Original Principal Balance      $662,678,742
Number of Mortgage Loans                         2,447

                                  MINIMUM      MAXIMUM    AVERAGE (1)
                                ----------   ----------   -----------
Original Principal Balance         $12,500   $1,575,000      $270,813
Outstanding Principal Balance      $12,448   $1,575,000      $270,590

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                   180          360           359
Stated remaining Term (mos)           161          358           355
Loan Age (mos)                          2           21             5
Current Interest Rate               5.375%      12.999%        8.041%
Initial Interest Rate Cap(4)        3.000%       3.000%        3.000%
Periodic Rate Cap(4)                1.000%       1.000%        1.000%
Gross Margin(4)                     2.250%       9.990%        6.076%
Maximum Mortgage Rate(4)           11.375%      18.800%       13.953%
Minimum Mortgage Rate(4)            5.375%      12.800%        7.955%
Months to Roll(4)                       3          114            23
Original Loan-to-Value              25.05%      100.00%        86.35%
Combined Loan-to-Value              25.05%      100.00%        96.81%
Credit Score (3)                      503          817           656

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   08/01/2020   01/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                               96.82%
2nd Lien                                3.18%

OCCUPANCY
Primary                                99.45%
Second Home                             0.10%
Investment                              0.45%

LOAN TYPE
Fixed Rate                              9.56%
ARM                                    90.44%

AMORTIZATION TYPE
Fully Amortizing                       16.27%
Interest Only                          25.71%
15/30 Balloon                           0.27%
30/45 Balloon                          27.36%
30/40 Balloon                          12.90%
30/50 Balloon                          17.49%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2005                                    0.44%
2006                                   99.56%

LOAN PURPOSE
Purchase                               76.86%
Refinance - Rate/Term                   2.48%
Refinance - Cashout                    20.67%

PROPERTY TYPE
Single Family                          73.73%
Condominium                             5.02%
Planned Unit Development               15.12%
Two- to Four-Family                     6.13%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF MORTGAGE RATES     LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less                   2         575,303      0.09     5.378       649      287,651     79.99     41.68   100.00     0.00
5.501% to 6.000%                19       5,396,744      0.82     5.868       673      284,039     81.61     42.13    63.14    40.57
6.001% to 6.500%                73      22,835,164      3.45     6.391       670      312,810     80.64     46.45    91.25    46.90
6.501% to 7.000%               295      99,723,686     15.06     6.880       679      338,046     80.73     46.07    52.27    36.29
7.001% to 7.500%               458     146,440,231     22.12     7.337       672      319,738     80.66     46.38    36.58    30.21
7.501% to 8.000%               433     133,510,969     20.16     7.817       663      308,339     84.50     44.85    38.23    21.97
8.001% to 8.500%               248      74,709,736     11.28     8.302       646      301,249     88.48     45.51    46.29    21.56
8.501% to 9.000%               247      71,479,002     10.80     8.791       635      289,389     93.44     44.01    56.57    29.80
9.001% to 9.500%               146      31,718,691      4.79     9.294       638      217,251     95.55     41.95    53.27    13.44
9.501% to 10.000%              161      34,231,865      5.17     9.744       621      212,620     97.07     42.65    65.84    14.37
10.001% to 10.500%              73      10,999,717      1.66    10.275       622      150,681     97.93     42.74    77.26     0.00
10.501% to 11.000%              77      11,315,334      1.71    10.796       612      146,952     97.62     42.03    68.87     3.34
11.001% to 11.500%              68       6,617,573      1.00    11.297       618       97,317     98.53     41.75    60.57     8.89
11.501% to 12.000%              70       6,371,085      0.96    11.791       576       91,016     96.75     42.81    81.27     0.00
12.001% to 12.500%              49       3,861,278      0.58    12.303       601       78,802     98.61     43.80    65.29     0.00
12.501% to 13.000%              28       2,346,903      0.35    12.759       589       83,818     98.97     44.35    83.20     0.00
                             -----     -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======    ======       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.375% per annum to 12.999% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.041% per annum.

REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
REMAINING TERMS (MONTHS)    LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
157 to 168                       2          59,177      0.01    11.127       596       29,588    100.00     40.58   100.00     0.00
169 to 180                      26       2,158,600      0.33     9.979       684       83,023     96.98     45.42    26.57     0.00
217 to 228                       1          80,355      0.01     8.625       545       80,355     83.98     42.40   100.00     0.00
229 to 240                       1          81,463      0.01     7.750       552       81,463     75.00     28.38   100.00     0.00
337 to 348                      22       4,619,547      0.70     7.396       628      209,979     81.71     45.19    58.17    38.04
349 to 360                   2,395     655,134,138     98.94     8.039       656      273,542     86.35     45.00    49.22    25.71
                             -----     -----------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 161 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE                        OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OF ORIGINAL MORTGAGE      MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PRINCIPAL BALANCES     LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                 79       3,088,643      0.47    10.955       640       39,097     96.11     42.10    59.54     0.00
$50,001 to $100,000            349      25,944,904      3.92     9.765       632       74,341     91.34     40.54    70.92     0.00
$100,001 to $150,000           318      40,212,793      6.07     8.898       637      126,455     87.77     40.47    66.25     2.25
$150,001 to $200,000           322      56,783,756      8.58     8.262       645      176,347     85.42     41.26    63.55     9.25
$200,001 to $250,000           261      58,490,427      8.83     8.057       652      224,101     84.47     44.42    54.19    11.39
$250,001 to $300,000           248      67,693,989     10.22     7.971       656      272,960     85.33     44.98    48.26    19.08
$300,001 to $350,000           185      59,877,336      9.04     7.802       662      323,661     84.76     44.93    40.94    24.90
$350,001 to $400,000           150      56,109,031      8.47     7.708       658      374,060     85.45     47.33    36.20    36.78
$400,001 to $450,000           121      52,022,589      7.86     7.719       665      429,939     85.78     46.55    42.80    32.10
$450,001 to $500,000           115      54,411,640      8.22     7.874       659      473,145     86.82     47.19    46.11    29.56
$500,001 to $550,000            95      49,782,429      7.52     7.781       658      524,026     86.42     48.23    44.29    31.66
$550,001 to $600,000            80      46,085,948      6.96     7.907       662      576,074     88.38     46.87    42.46    36.29
$600,001 to $650,000            42      26,279,938      3.97     7.676       661      625,713     84.69     47.01    40.51    45.40
$650,001 to $700,000            25      16,879,834      2.55     8.071       673      675,193     93.46     44.26    35.89    43.85
$700,001 to $750,000            18      13,111,205      1.98     8.219       639      728,400     89.70     43.54    50.13    27.82
$750,001 to $800,000            15      11,728,705      1.77     8.155       653      781,914     86.17     45.31    46.93    53.27
$800,001 to $850,000             1         816,000      0.12     6.500       668      816,000     80.00     33.95   100.00   100.00
$850,001 to $900,000             8       6,983,076      1.05     7.761       654      872,885     92.05     49.07    75.25    25.33
$900,001 to $950,000             7       6,510,405      0.98     7.777       682      930,058     88.82     44.23    57.28   100.00
$950,001 to $1,000,000           4       3,931,199      0.59     7.120       664      982,800     73.73     41.52   100.00    25.44
$1,000,001 or greater            4       5,389,433      0.81     7.109       726    1,347,358     77.14     37.53    42.94    80.81
                             -----     -----------    ------    ------       ---    ---------     -----     -----   ------   ------
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======    ======       ===    =========     =====     =====   ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,448 to approximately $1,575,000 and the average outstanding principal balance of the Mortgage Loans was approximately $270,590.

PRODUCT TYPES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
10/20 LIBOR Loans                1       1,575,000      0.24     7.000       761    1,575,000     75.00     38.00     0.00   100.00
15 Year Fixed Loans              4         402,411      0.06     8.606       609      100,603     84.13     33.71   100.00     0.00
15/30 Balloon Loans             24       1,815,366      0.27    10.321       697       75,640     99.93     47.86    12.69     0.00
20 Year Fixed Loans              2         161,818      0.02     8.185       549       80,909     79.46     35.34   100.00     0.00
2/28 LIBOR Loans               677     210,618,965     31.81     8.204       657      311,106     89.48     44.83    45.29    67.96
2/28 LIBOR Loans
   (40 due in 30)              188      65,156,243      9.84     8.696       642      346,576     96.62     44.82    62.61     0.00
2/28 LIBOR Loans
   (45 due in 30)              405     120,787,895     18.24     7.633       669      298,242     80.81     46.55    31.66     0.00
2/28 LIBOR Loans
   (50 due in 30)              296      93,709,909     14.15     7.610       646      316,588     81.34     46.05    51.47     0.00
30 Year Fixed Loans            216      26,497,491      4.00     8.300       648      122,674     85.64     40.36    80.80     8.14
30/40 Balloon Loans            182      15,414,879      2.33    10.942       658       84,697     97.81     45.96    46.15     0.00
30/45 Balloon Loans             68      13,411,479      2.03     7.936       627      197,228     82.01     41.64    85.61     0.00
30/50 Balloon Loans             28       5,583,969      0.84     7.194       646      199,427     79.90     39.24    83.19     0.00
3/27 LIBOR Loans                53       9,662,447      1.46     8.090       650      182,310     87.42     39.48    74.15    26.34
3/27 LIBOR Loans
   (40 due in 30)               10       2,627,514      0.40     8.288       642      262,751     89.88     46.36    82.71     0.00
3/27 LIBOR Loans
   (45 due in 30)              157      43,563,157      6.58     7.842       660      277,472     82.20     45.14    42.14     0.00
3/27 LIBOR Loans
   (50 due in 30)               51      14,449,203      2.18     7.572       634      283,318     82.86     47.14    74.94     0.00
5/25 LIBOR Loans                62      29,013,409      4.38     7.518       680      467,958     84.78     42.62    43.92    71.70
5/25 LIBOR Loans
   (40 due in 30)                6       2,225,727      0.34     7.589       640      370,954     98.33     52.05   100.00     0.00
5/25 LIBOR Loans
   (45 due in 30)                9       2,944,290      0.44     7.139       673      327,143     80.10     48.52    73.54     0.00
5/25 LIBOR Loans
   (50 due in 30)                6       2,034,366      0.31     7.438       649      339,061     84.38     49.48    89.58     0.00
7/23 LIBOR Loans
   (45 due in 30)                2         477,743      0.07     5.753       657      238,872     80.00     44.70    78.60     0.00
                             -----     -----------    ------    ------       ---    ---------     -----     -----   ------   ------
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======    ======       ===    =========     =====     =====   ======   ======

AMORTIZATION TYPE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing               613     107,711,910     16.27     8.896       631      175,713     89.99     41.16    69.66     0.00
Balloon                      1,432     384,201,740     58.02     7.976       654      268,297     84.83     45.76    49.11     0.00
60 Month Interest-Only         382     158,049,198     23.87     7.661       675      413,741     88.19     46.09    37.40   100.00
120 Month Interest-Only         20      12,170,431      1.84     7.476       690      608,522     78.37     40.58    25.67   100.00
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                          1,923     598,845,867     90.44     7.958       657      311,412     86.21     45.31    46.84    28.06
Fixed Rate                     524      63,287,412      9.56     8.829       646      120,778     87.72     42.07    71.81     3.41
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GEOGRAPHIC DISTRIBUTION     LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                          9       1,170,687      0.18     9.712       641      130,076     95.75     38.25   100.00     0.00
Alaska                           1         284,461      0.04    10.650       591      284,461     95.00     40.01   100.00     0.00
Arizona                         71      16,097,582      2.43     8.029       644      226,727     85.29     45.77    69.99     5.31
Arkansas                        11       1,315,023      0.20     8.631       634      119,548     88.34     45.13   100.00     8.36
California                     927     338,320,577     51.10     7.701       670      364,963     85.04     47.28    32.94    39.88
Colorado                        74      16,427,731      2.48     7.755       642      221,996     86.07     41.29    76.09    10.64
Connecticut                      4       1,534,881      0.23     8.246       708      383,720     95.04     43.70    35.95     0.00
Delaware                         3         873,690      0.13     8.523       595      291,230     92.51     37.43   100.00    62.52
District of Columbia             1         509,184      0.08     9.150       645      509,184    100.00     41.54     0.00     0.00
Florida                        219      45,800,174      6.92     8.309       653      209,133     84.56     42.32    43.96    10.46
Georgia                         48      11,082,191      1.67     9.220       621      230,879     92.94     39.60    73.68     3.41
Hawaii                           6       3,863,407      0.58     7.459       664      643,901     95.80     41.63    36.88    82.42
Idaho                           35       6,063,423      0.92     8.142       631      173,241     82.77     40.24    81.54     0.00
Illinois                        29       6,972,921      1.05     8.532       630      240,446     89.82     42.33    73.12    21.18
Indiana                          9       1,463,376      0.22     9.211       607      162,597     98.74     43.12   100.00     0.00
Iowa                            11       1,014,159      0.15     8.811       612       92,196     89.53     42.20   100.00     0.00
Kansas                          14       1,350,724      0.20     8.672       612       96,480     90.36     36.14   100.00     0.00
Kentucky                        19       1,975,040      0.30     8.911       611      103,949     85.44     40.12    79.49     0.00
Louisiana                       11       1,798,570      0.27    10.090       607      163,506     95.21     44.15    84.54     0.00
Maine                            6       1,075,148      0.16     8.714       666      179,191     90.43     36.80    28.80     0.00
Maryland                        26       9,349,117      1.41     8.420       635      359,581     91.57     44.08    74.34    10.28
Massachusetts                   27       8,432,832      1.27     8.656       656      312,327     90.12     45.10    44.93     9.20
Michigan                        45       6,120,700      0.92     8.780       642      136,016     90.59     38.96    55.03     1.69
Minnesota                       10       2,888,615      0.44     8.526       637      288,861     87.11     43.53    83.54     0.00
Mississippi                      9       1,101,322      0.17    10.595       569      122,369     94.47     38.74   100.00     0.00
Missouri                        40       4,681,919      0.71     8.117       618      117,048     86.26     38.82    87.35     0.00
Nebraska                         9       1,170,124      0.18     9.005       618      130,014     87.89     42.59   100.00     0.00
Nevada                          62      15,092,281      2.28     7.936       646      243,424     87.09     44.68    58.47    15.22
New Hampshire                    1         233,527      0.04    11.170       563      233,527     95.00     40.97   100.00     0.00
New Jersey                      20       6,039,260      0.91     9.408       622      301,963     91.83     45.81    57.79     7.91
New Mexico                       4         774,664      0.12     8.607       660      193,666     86.92     39.60    48.64     0.00
New York                        33      15,212,450      2.30     8.351       659      460,983     98.48     45.26    61.78    29.85
North Carolina                  36       6,703,454      1.01     8.945       638      186,207     90.97     41.36    85.54     2.39
Ohio                           113      15,426,475      2.33     8.763       626      136,517     91.34     39.62    86.98    10.21
Oklahoma                        29       3,147,420      0.48     8.469       622      108,532     84.28     35.26    78.38     0.00
Oregon                          63      16,089,829      2.43     7.909       651      255,394     82.35     42.70    60.29     9.09
Pennsylvania                    56       7,719,597      1.17     8.937       613      137,850     89.61     42.52    91.50     5.05
Rhode Island                     7       1,754,081      0.26     8.656       652      250,583     93.56     45.52    76.80    15.68
South Carolina                   4       1,086,931      0.16     8.903       618      271,733     96.91     46.93   100.00    29.90
Tennessee                       41       6,546,866      0.99     7.783       637      159,680     82.81     41.42    96.45     0.00
Texas                           53       7,780,342      1.18    11.028       558      146,799     95.72     40.39    88.17     2.27
Utah                            34       7,209,497      1.09     8.139       650      212,044     85.49     39.76    67.09    16.24
Virginia                        25       7,290,630      1.10     8.902       621      291,625     90.45     44.39    69.58    23.92
Washington                     181      49,849,342      7.53     7.906       659      275,411     83.16     44.42    58.54    11.60
Wisconsin                        5         505,799      0.08     8.655       665      101,160     90.18     43.26    67.81     0.00
Wyoming                          6         933,258      0.14     7.835       663      155,543     84.27     31.52   100.00     0.00
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====    =====

No more than approximately 0.55% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF ORIGINAL         MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  10         846,365      0.13     7.384       619       84,636     43.13     39.31   100.00    17.13
50.01% to 55.00%                 7         698,468      0.11     7.706       612       99,781     51.61     32.90    84.25     0.00
55.01% to 60.00%                12       1,744,653      0.26     7.563       601      145,388     58.33     34.95    57.67     0.00
60.01% to 65.00%                12       3,001,417      0.45     7.779       626      250,118     63.67     42.56    70.35    25.82
65.01% to 70.00%                30       6,567,201      0.99     7.361       607      218,907     68.42     42.35    79.21     2.24
70.01% to 75.00%               143      45,251,209      6.83     7.457       671      316,442     74.78     44.49    30.78    21.13
75.01% to 80.00%             1,082     324,620,008     49.03     7.412       674      300,018     79.96     45.88    36.45    26.38
80.01% to 85.00%                50      12,165,330      1.84     8.435       589      243,307     84.37     44.12    79.11     0.00
85.01% to 90.00%               101      25,266,700      3.82     8.194       619      250,165     89.85     44.71    79.36     9.73
90.01% to 95.00%               292      87,962,438     13.28     8.940       609      301,241     94.76     44.34    74.31    23.85
95.01% to 100.00%              708     154,009,491     23.26     9.015       655      217,528     99.93     44.16    57.73    32.80
                             -----     -----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 25.05% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.18% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.87%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 21.26%.

COMBINED LOAN-TO-VALUE RATIOS

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF COMBINED         MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  10         846,365      0.13     7.384       619       84,636     43.13     39.31   100.00    17.13
50.01% to 55.00%                 7         698,468      0.11     7.706       612       99,781     51.61     32.90    84.25     0.00
55.01% to 60.00%                12       1,744,653      0.26     7.563       601      145,388     58.33     34.95    57.67     0.00
60.01% to 65.00%                12       3,001,417      0.45     7.779       626      250,118     63.67     42.56    70.35    25.82
65.01% to 70.00%                28       5,321,387      0.80     7.481       594      190,050     68.05     42.24    74.34     2.76
70.01% to 75.00%                26       9,035,679      1.36     7.600       639      347,526     74.01     38.24    56.04    16.60
75.01% to 80.00%                72      20,848,575      3.15     7.540       630      289,564     79.76     41.00    74.32    14.31
80.01% to 85.00%                50      12,165,330      1.84     8.435       589      243,307     84.37     44.12    79.11     0.00
85.01% to 90.00%               111      30,843,446      4.66     8.034       633      277,869     87.46     44.82    67.37    13.08
90.01% to 95.00%               306      93,124,885     14.06     8.855       612      304,330     93.91     44.42    71.97    23.77
95.01% to 100.00%            1,813     484,503,075     73.17     7.916       670      267,238     85.96     45.55    41.17    28.59
                             -----     -----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 25.05% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 96.81%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 3.18% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.87%. Approximately 51.60% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.69%.

DEBT-TO-INCOME RATIOS

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF DEBT-TO-         MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
INCOME RATIOS               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------

20.00% or less                  72      13,672,735      2.06     8.111       642      189,899     84.27     14.38    77.15    24.15
20.01% to 25.00%                59      11,776,553      1.78     8.341       622      199,603     87.25     22.77    75.11     9.54
25.01% to 30.00%               106      19,393,492      2.93     8.580       626      182,957     88.47     27.57    71.43     9.13
30.01% to 35.00%               162      31,729,868      4.79     8.555       642      195,863     88.49     32.61    60.81    16.92
35.01% to 40.00%               244      58,227,015      8.79     8.161       654      238,635     88.39     37.76    58.24    32.61
40.01% to 45.00%               432     114,325,859     17.27     8.139       658      264,643     87.54     42.93    45.84    27.00
45.01% to 50.00%               856     252,861,849     38.19     7.907       668      295,399     84.32     48.00    26.82    28.93
50.01% to 55.00%               426     131,419,537     19.85     7.990       646      308,497     87.52     52.16    71.07    23.87
55.01% to 60.00%                90      28,726,371      4.34     7.737       640      319,182     86.94     55.58    90.08    14.95
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 4.16% to 58.96% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.00%.

LOAN PURPOSE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PURPOSE                LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     1,988     508,903,196     76.86     8.050       663      255,988     86.27     44.82    43.76    26.03
Refinance - Cashout            402     136,835,781     20.67     7.991       635      340,388     86.58     45.57    65.81    25.29
Refinance - Rate Term           57      16,394,303      2.48     8.180       616      287,619     87.23     45.81    80.68    19.31
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====    =====

PROPERTY TYPE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PROPERTY TYPE               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                1,846     488,205,097     73.73     8.014       654      264,466     86.19     45.15    51.37    25.75
Planned Unit Development       355     100,088,296     15.12     8.198       647      281,939     87.70     43.74    56.98    20.97
Two- to Four-Family            114      40,598,380      6.13     7.961       692      356,126     85.54     45.73    16.28    39.83
Condo                          132      33,241,507      5.02     8.068       668      251,830     85.64     45.70    34.67    22.05
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====    =====

DOCUMENTATION

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
DOCUMENTATION               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Option One - Full
   Documentation               405     115,652,816     17.47     8.966       618      285,563     97.87     45.11   100.00    31.15
Option One - Bank
   Statements                   18       6,899,678      1.04     9.633       598      383,315     96.80     40.92     0.00    30.53
Option One - Limited
   Documentation                 1         734,432      0.11     9.375       663      734,432    100.00     27.78     0.00     0.00
Option One - Stated
   Documentation               137      59,070,931      8.92     8.447       679      431,175     98.56     43.28     0.00    55.72
Option One - No
   Documentation                 2         829,974      0.13     9.444       757      414,987     95.00        --     0.00     0.00
Ownit - Full
   Documentation               937     210,302,348     31.76     7.707       635      224,442     83.14     44.12   100.00    12.47
Ownit - Low
   Documentation                47      17,322,075      2.62     7.625       666      368,555     82.66     41.92     0.00    38.54
Ownit - Stated
   Documentation               900     251,321,026     37.96     7.776       686      279,246     80.77     46.46     0.00    26.38
                             -----     -----------    ------     -----       ---      -------    ------     -----   ------    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======    ======     =====   ======    =====

OCCUPANCY

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
OCCUPANCY                   LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------                 --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      2,420     658,480,374     99.45     8.037       656      272,099     86.36     45.01    49.16    25.83
Investment                      25       2,964,403      0.45     8.980       654      118,576     83.63     41.57    69.12     4.89
Second Home                      2         688,502      0.10     7.876       687      344,251     88.46     46.63    24.17     0.00
                             -----     -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOANS AGE        MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
(MONTHS)                    LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
2                                2         492,812      0.07     6.500       645      246,406     80.00     40.15   100.00    68.99
3                              736     206,567,534     31.20     7.542       655      280,662     80.85     45.08    49.32    21.50
4                              411     123,535,511     18.66     8.131       656      300,573     87.59     44.30    54.63    20.96
5                              929     244,807,796     36.97     8.429       652      263,518     90.67     45.04    51.80    29.27
6                              160      44,966,387      6.79     7.936       682      281,040     86.83     45.91    23.06    39.28
7                               80      17,001,774      2.57     7.930       677      212,522     84.49     46.36    26.89    20.56
8                               36       9,141,173      1.38     8.026       663      253,921     84.22     46.33    34.13    43.03
9                               18       3,293,464      0.50     9.108       631      182,970     85.77     43.66    64.69    15.30
10                              32       4,320,819      0.65     8.875       635      135,026     84.79     43.63    83.16    13.05
11                              18       3,246,929      0.49     8.094       644      180,385     83.34     43.87    82.21     0.00
12                              11       1,851,701      0.28     8.680       625      168,336     81.89     47.78    57.35     0.00
16                               1         170,477      0.03     6.750       655      170,477     79.99     40.54     0.00     0.00
17                               1         408,000      0.06     6.380       625      408,000     80.00     47.02   100.00   100.00
18                               1         274,926      0.04     5.875       634      274,926     80.00     50.21   100.00     0.00
19                               7       1,032,126      0.16     7.320       638      147,447     82.66     47.23    61.25    38.75
20                               1         572,000      0.09     5.630       642      572,000     80.00     29.68     0.00   100.00
21                               3         449,850      0.07     7.332       572      149,950     87.01     45.46   100.00    83.89
                             -----     -----------    ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PENALTY TERM                LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------------       --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                           513     138,284,041     20.88     8.111       654      269,560     85.89     43.96    58.24    22.42
6 Months                        12       1,185,149      0.18     8.612       610       98,762     90.00     36.06   100.00     0.00
12 Months                      203      77,096,348     11.64     8.068       664      379,785     86.15     45.86    47.81    27.58
24 Months                    1,212     335,910,537     50.73     8.095       656      277,154     87.34     45.75    43.23    28.79
30 Months                        1         261,752      0.04     9.990       677      261,752    100.00     44.01     0.00     0.00
36 Months                      506     109,395,453     16.52     7.758       653      216,197     84.00     43.46    56.82    19.42
                             -----     -----------    ------     -----       ---      -------    ------     -----   ------    -----
TOTAL:                       2,447     662,133,279    100.00     8.041       656      270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======     =====       ===      =======    ======     =====   ======    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
CREDIT SCORES               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
501 to 525                      28       5,458,391      0.82    10.373       515      194,943     91.40     42.12    81.94     6.87
526 to 550                      63      10,831,804      1.64     9.974       540      171,933     89.05     42.84    87.84     0.00
551 to 575                     114      23,383,647      3.53     9.046       564      205,120     85.97     42.90    92.38     1.04
576 to 600                     223      53,759,235      8.12     8.677       590      241,073     90.07     42.67    90.22    10.03
601 to 625                     281      67,424,749     10.19     8.645       614      239,946     91.43     44.21    89.33    11.93
626 to 650                     565     147,506,688     22.29     7.965       639      261,074     86.61     45.34    61.29    22.08
651 to 675                     475     140,891,839     21.29     7.867       662      296,614     85.47     44.96    37.10    31.64
676 to 700                     310      95,018,895     14.36     7.585       687      306,513     84.28     46.12    22.89    39.91
701 to 725                     198      56,221,163      8.50     7.600       711      283,945     84.28     46.19    15.40    31.97
726 to 750                     106      32,595,636      4.93     7.582       736      307,506     82.85     45.70    13.31    33.59
751 to 775                      48      15,764,276      2.38     7.599       762      328,422     82.85     45.82    10.79    51.91
776 to 800                      28      10,029,321      1.52     7.610       786      358,190     84.67     46.44    20.50    32.08
801 to 817                       7       2,793,586      0.42     7.649       807      399,084     85.77     44.73    16.07    11.45
                             -----     -----------    ------    ------       ---      -------     -----     -----    -----    -----
TOTAL:                       2,446     661,679,229    100.00     8.043       656      270,515     86.36     45.00    49.26    25.66
                             =====     ===========    ======    ======       ===      =======     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 656.

CREDIT GRADE

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT                    MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GRADE                       LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------                    --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Option One - AA+               483     161,128,662     24.33     8.654      646       333,600     98.41     44.09    60.02    42.09
Option One - AA                 76      20,361,452      3.08    10.071      576       267,914     95.32     46.10    84.69    15.80
Option One - A                   1         423,907      0.06     9.120      626       423,907    100.00     43.52   100.00     0.00
Option One - B                   3       1,273,809      0.19    10.835      613       424,603     95.50     40.70   100.00     0.00
Ownit - No Grade             1,884     478,945,449     72.33     7.740      663       254,217     81.88     45.27    43.91    20.71
                             -----     -----------    ------    ------      ---       -------    ------     -----   ------    -----
TOTAL:                       2,447     662,133,279    100.00     8.041      656       270,590     86.35     45.00    49.23    25.71
                             =====     ===========    ======    ======      ===       =======    ======     =====   ======    =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GROSS MARGINS               LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.500% or less                  27      14,986,558      2.50     7.542       691      555,058     78.32     40.57    15.19    63.99
2.501% to 3.000%                 1          55,036      0.01    11.990       567       55,036     95.00     26.64   100.00     0.00
3.501% to 4.000%                 2         100,263      0.02    11.988       622       50,131     97.49     45.16   100.00     0.00
4.001% to 4.500%                 1         559,252      0.09     5.965       675      559,252    100.00     44.93     0.00   100.00
4.501% to 5.000%                 2         846,926      0.14     5.710       639      423,463     80.00     36.34    32.46    67.54
5.001% to 5.500%                 8       2,224,888      0.37     6.559       659      278,111     80.56     51.82   100.00    58.36
5.501% to 6.000%               594     199,834,979     33.37     8.325       653      336,423     92.83     44.86    55.18    39.85
6.001% to 6.500%               979     299,294,458     49.98     7.676       660      305,714     82.20     45.84    42.50    23.04
6.501% to 7.000%               181      52,024,201      8.69     7.987       659      287,427     85.37     46.36    43.23     9.65
7.001% to 7.500%                52      13,602,420      2.27     8.276       644      261,585     85.88     44.55    45.74    13.09
7.501% to 8.000%                58      11,039,759      1.84     8.868       626      190,341     90.51     40.94    58.79     3.22
8.001% to 8.500%                13       2,935,253      0.49     9.333       608      225,789     86.20     45.95    69.72     9.40
8.501% to 9.000%                 4       1,184,080      0.20     9.868       588      296,020     88.41     44.64    58.90     0.00
9.501% or greater                1         157,795      0.03    10.990       550      157,795    100.00     13.24   100.00     0.00
                             -----     -----------    ------    ------       ---      -------    ------     -----   ------   ------
TOTAL:                       1,923     598,845,867    100.00     7.958       657      311,412     86.21     45.31    46.84    28.06
                             =====     ===========    ======    ======       ===      =======    ======     =====   ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.990% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.076% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MAXIMUM          MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------          --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                  1          375,501     0.06     5.380       649      375,501     80.00     44.89   100.00     0.00
11.501% to 12.000%              14        4,421,942     0.74     5.860       678      315,853     81.96     40.54    55.01    49.51
12.001% to 12.500%              62       19,724,607     3.29     6.396       668      318,139     81.24     46.38    89.87    49.07
12.501% to 13.000%             281       95,778,598    15.99     6.891       680      340,849     80.84     46.44    49.75    37.58
13.001% to 13.500%             402      136,486,184    22.79     7.338       675      339,518     80.87     46.77    32.60    31.86
13.501% to 14.000%             370      122,905,081    20.52     7.823       666      332,176     84.93     45.45    34.09    23.72
14.001% to 14.500%             214       70,181,043    11.72     8.301       648      327,949     88.74     45.87    44.06    22.95
14.501% to 15.000%             209       66,299,573    11.07     8.785       636      317,223     93.74     44.21    54.46    32.13
15.001% to 15.500%             108       28,178,997     4.71     9.311       631      260,917     95.49     41.81    56.90    15.12
15.501% to 16.000%             108       29,255,740     4.89     9.739       611      270,886     97.03     42.45    72.07    16.82
16.001% to 16.500%              40        7,935,526     1.33    10.274       597      198,388     97.33     42.30    91.57     0.00
16.501% to 17.000%              44        8,230,969     1.37    10.784       590      187,067     96.82     40.26    82.62     4.59
17.001% to 17.500%              23        3,356,590     0.56    11.244       581      145,939     97.29     36.97    79.45    17.52
17.501% to 18.000%              33        4,076,492     0.68    11.747       553      123,530     95.08     42.28    94.24     0.00
18.001% to 18.500%               9        1,063,756     0.18    12.322       561      118,195     95.33     40.51    70.71     0.00
18.501% to 19.000%               5          575,269     0.10    12.621       545      115,054     96.70     35.61    80.22     0.00
                             -----      -----------   ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       1,923      598,845,867   100.00     7.958       657      311,412     86.21     45.31    46.84    28.06
                             =====      ===========   ======    ======       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.375% per annum to 18.800% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.953% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER      PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF         BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE                 MORTGAGE    OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT DATE             LOANS         ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
June 2007                        2         315,450      0.05     7.633       560      157,725     90.00     49.43   100.00    77.03
July 2007                        1         572,000      0.10     5.630       642      572,000     80.00     29.68     0.00   100.00
August 2007                      4         803,885      0.13     7.133       642      200,971     81.95     48.01    50.24    49.76
September 2007                   1         274,926      0.05     5.875       634      274,926     80.00     50.21   100.00     0.00
October 2007                     1         408,000      0.07     6.380       625      408,000     80.00     47.02   100.00   100.00
November 2007                    1         170,477      0.03     6.750       655      170,477     79.99     40.54     0.00     0.00
March 2008                       1          68,794      0.01     8.500       574       68,794     90.00     51.05   100.00     0.00
April 2008                       1         693,632      0.12     7.500       645      693,632     80.00     40.84   100.00     0.00
May 2008                         4       1,411,521      0.24     7.710       657      352,880     76.86     40.04    85.86    39.96
June 2008                        3         756,105      0.13     7.632       655      252,035     78.33     46.04    33.34    66.66
July 2008                       17       6,321,112      1.06     7.473       683      371,830     81.46     48.66    19.25    62.22
August 2008                     32      10,608,802      1.77     7.351       686      331,525     80.65     47.10    15.49    32.95
September 2008                  93      33,587,084      5.61     7.814       679      361,151     85.99     46.63    22.83    43.07
October 2008                   624     193,883,111     32.38     8.390       650      310,710     91.10     45.21    50.15    33.01
November 2008                  290      93,877,968     15.68     8.228       657      323,717     88.92     45.24    50.29    20.80
December 2008                  489     146,027,332     24.38     7.536       655      298,624     80.67     45.62    43.52    23.76
January 2009                     2         492,812      0.08     6.500       645      246,406     80.00     40.15   100.00    68.99
March 2009                       3       1,224,431      0.20     8.295       640      408,144     76.98     50.65    35.51     0.00
April 2009                       6       1,619,956      0.27     7.346       645      269,993     77.74     48.62    83.24     0.00
May 2009                         4       1,264,497      0.21     7.502       653      316,124     76.01     47.86    69.25     0.00
June 2009                        4       1,730,575      0.29     8.941       631      432,644     83.75     44.66    64.93     0.00
July 2009                        5       1,076,987      0.18     7.733       618      215,397     82.96     43.63    63.65     0.00
August 2009                     10       3,026,223      0.51     8.019       667      302,622     86.33     44.49    32.90     0.00
September 2009                  17       3,943,212      0.66     7.613       685      231,954     85.07     45.34    29.35     8.88
October 2009                    74      18,838,520      3.15     7.904       667      254,575     83.71     44.63    44.21     5.95
November 2009                   46      11,221,089      1.87     7.938       646      243,937     82.53     43.41    53.64     1.83
December 2009                  102      26,356,831      4.40     7.717       643      258,400     83.80     45.01    66.60     3.30
June 2010                        1         134,400      0.02     6.625       601      134,400     80.00     36.16   100.00   100.00
August 2010                      1         169,064      0.03     6.875       637      169,064     80.00     45.82   100.00     0.00
September 2011                   2       1,270,000      0.21     7.904       685      635,000     91.50     42.60     0.00   100.00
October 2011                    19       8,858,210      1.48     7.269       657      466,222     94.50     46.44    83.05    63.63
November 2011                   22       9,850,350      1.64     7.908       669      447,743     86.13     41.86    58.86    62.53
December 2011                   38      15,935,767      2.66     7.329       690      419,362     79.07     44.28    34.50    47.71
September 2013                   1         102,242      0.02     7.125       688      102,242     80.00     43.99     0.00     0.00
November 2013                    1         375,501      0.06     5.380       649      375,501     80.00     44.89   100.00     0.00
September 2016                   1       1,575,000      0.26     7.000       761    1,575,000     75.00     38.00     0.00   100.00
                             -----     -----------    ------     -----       ---    ---------     -----     -----   ------   ------
TOTAL:                       1,923     598,845,867    100.00     7.958       657      311,412     86.21     45.31    46.84    28.06
                             =====     ===========    ======     =====       ===    =========     =====     =====   ======   ======